    As filed with the Securities and Exchange Commission on December 30, 2002



                          Registration No. 333-101249


                                 ---------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____

                      [X] Post-Effective Amendment No. 1
                        (Check Appropriate Box or Boxes)


                                ----------------

                      SteinRoe Variable Investment Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                               -----------------

                            Jean S. Loewenberg, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)

                               ------------------

                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                               -------------------

Title of Securities Being Registered: Shares of Beneficial Interest, no par value





It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  On [date] pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  On [date] pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  On [date] pursuant to paragraph (a)(2) of Rule 485



* On behalf of the (1) Liberty Federal Securities Fund, Variable Series, (2) Stein Roe Balanced Fund, Variable Series, (3) Stein Roe Small Company Growth Fund, Variable Series, and (4) Stein Roe Money Market Fund, Variable Series.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Galaxy VIP Quality Plus Bond Fund (formerly Galaxy VIP High Quality Bond Fund) by Liberty Federal Securities Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Liberty Federal Securities Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Liberty Federal Securities Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/ Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

-S-Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/282M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                       GALAXY VIP QUALITY PLUS BOND FUND

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Quality Plus Bond Fund will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the Galaxy VIP Quality Plus Bond Fund's advisor, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Quality Plus Bond Fund to, and the assumption of all of the liabilities of the Galaxy VIP Quality Plus Bond Fund by, the Liberty Federal Securities Fund, Variable Series, in exchange for shares of the Liberty Federal Securities Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Quality Plus Bond Fund in complete liquidation of the Galaxy VIP Quality Plus Bond Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           -s- W. Bruce McConnel
                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                       GALAXY VIP QUALITY PLUS BOND FUND
                  (FORMERLY GALAXY VIP HIGH QUALITY BOND FUND)
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                     c/o SteinRoe Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    4
PROPOSAL -- Acquisition of Galaxy VIP Quality Plus Bond Fund
            by Liberty Federal Securities Fund, Variable
            Series..........................................   10
  The Proposal..............................................   10
  Principal Investment Risks................................   10
  Information about the Acquisition.........................   10
GENERAL.....................................................   19
  Voting Information........................................   19
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Liberty Federal
              Securities Fund, Variable Series..............  B-1
Appendix C -- Information Applicable to Class A Shares of
              Liberty Federal Securities Fund, Variable
              Series........................................  C-1


    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Quality Plus Bond Fund (formerly Galaxy VIP High Quality Bond Fund) (the "Bond Fund") by the Liberty Federal Securities Fund, Variable Series (the "Federal Securities Fund," and together with the Bond Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Bond Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Con-tract") issued by the Participating Insurance Companies. Please read this Prospectus/ Proxy Statement and keep it for future reference.

    The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Bond Fund by the Federal Securities Fund. The Federal Securities Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity. If the Agreement and Plan of Reorganization is approved by the shareholders of the Bond Fund and the Acquisition occurs, the Bond Fund will transfer all of its assets and liabilities to the Federal Securities Fund in exchange for shares of the Federal Securities Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Bond Fund will be distributed pro rata to its shareholders. Please review this Proposal carefully.

    In addition to offering shares in the Bond Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the SteinRoe Variable Investment Trust (the "SteinRoe Trust") or the Liberty Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    - The Prospectus of the Bond Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Bond Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Bond Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Bond Fund dated June 30, 2002.


    - The Statement of Additional Information of the Federal Securities Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


    The Bond Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Bond Fund and

Federal Securities Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Galaxy VIP and the SteinRoe Trust are recommending that the Federal Securities Fund acquire the Bond Fund. This means that the Federal Securities Fund would acquire all of the assets and liabilities of the Bond Fund in exchange for shares of the Federal Securities Fund. If the Acquisition is approved and consummated, shareholders of the Bond Fund will receive shares of the Federal Securities Fund with an aggregate net asset value equal to the aggregate net asset value of their Bond Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree.

PLEASE NOTE THAT THE TRUSTEES OF GALAXY VIP HAVE APPROVED THE LIQUIDATION OF THE BOND FUND IN THE EVENT THAT ITS SHAREHOLDERS DO NOT APPROVE THE ACQUISITION.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment advisor to the Bond Fund, and Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Federal Securities Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of Galaxy VIP and the SteinRoe Trust recommend approval of the Acquisition because it offers shareholders of the Bond Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Bond Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Bond Fund are expected to experience a decrease in expenses; and

    - shareholders of the Bond Fund will move into a fund with slightly better performance over the life of the funds.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/ Proxy Statement for more information regarding the factors considered by the Trustees.

Shareholders of the Bond Fund should note that, although the investment goal and strategies of the Bond Fund are generally similar to those of the Federal Securities Fund, there will be some differences in the investment strategies of the combined fund. The Bond Fund may invest without limit in corporate notes and bonds (which represented approximately 59% of the portfolio as of November 29, 2002), whereas the Federal Securities Fund may invest only up to 20% of its assets in corporate bonds and privately issued mortgage- and asset-backed securities (which represented approximately 7% of the portfolio as of November 29, 2002). Please see the answer to question 4 below for more information comparing the investment goals, strategies and policies of the Funds.


3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?


The following tables allow you to compare the management fees and expenses of the Bond Fund and the Federal Securities Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Bond Fund for its last fiscal year (ended December 31, 2001) and for the Federal Securities Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                 FEDERAL
                                                                SECURITIES
                                                   FEDERAL         FUND
                                          BOND    SECURITIES    (PRO FORMA
                                          FUND       FUND       COMBINED)
                                          ----    ----------    ----------
                                                   CLASS A       CLASS A
Management fee (%)                        0.64(1)    0.55(2)       0.55(2)
--------------------------------------------------------------------------
Distribution and service (12b-1) fees
(%)                                       0.00       0.00          0.00
--------------------------------------------------------------------------
Other expenses (%)                        0.43(3)    0.15          0.09
--------------------------------------------------------------------------
Total annual fund operating expenses (%)  1.07(3)    0.70          0.64

---------------
(1) The Bond Fund pays a management fee of 0.55% and an administrative fee of 0.09%.

(2) The Federal Securities Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

(3) The Bond Fund's advisor and administrator have voluntarily agreed to reimburse the expenses incurred by the Bond Fund in excess of 0.86%. If this reimbursement were reflected in the table, other expenses would be 0.22% and total annual fund operating expenses would be 0.86%. This arrangement may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Bond Fund or the Federal Securities Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
BOND FUND                                $109     $340      $590      $1,306
-----------------------------------------------------------------------------
FEDERAL SECURITIES FUND
Class A                                  $ 72     $224      $390      $  871
-----------------------------------------------------------------------------
FEDERAL SECURITIES FUND
(PRO FORMA COMBINED)
Class A                                  $ 65     $205      $357      $  798
-----------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Bond Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Federal Securities Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE BOND FUND AND THE FEDERAL SECURITIES FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

              BOND FUND                         FEDERAL SECURITIES FUND
INVESTMENT GOAL: The Bond Fund seeks     INVESTMENT GOAL: The Federal
a high level of current income           Securities Fund seeks the highest
consistent with prudent risk of          possible level of current income,
capital.                                 consistent with safety of principal
                                         and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES:  The
Bond Fund seeks to achieve its goal      Federal Securities Fund seeks to
as follows:                              achieve its goal as follows:

              BOND FUND                         FEDERAL SECURITIES FUND
- The Fund invests primarily in          - Under normal market conditions, the
  obligations issued or guaranteed by      Fund invests at least 80% of its
  the U.S. government, its agencies        net assets (plus any borrowings for
  and instrumentalities, as well as        investment purposes) in U.S.
  in corporate debt obligations, such      government securities, including
  as notes and bonds. The Fund may         U.S. treasuries and securities of
  also invest in asset-backed and          various U.S. government agencies.
  mortgage-backed securities and in        Agency securities include debt
  money market instruments, such as        issued by various agencies as well
  commercial paper and bank                as mortgage-backed securities,
  obligations.                             which represent interests in pools
                                           of mortgages.
- Under normal circumstances, the
  Fund invests at least 80% of its       - The Fund may also invest up to 20%
  net assets (plus any borrowings for      of its assets in corporate bonds or
  investment purposes) in debt             mortgage- or asset-backed
  obligations of investment grade          securities that are issued by
  quality, and at least 50% of its         private entities. To select
  net assets (plus any borrowings for      investments for the Fund, the
  investment purposes) in high             Fund's investment advisor looks for
  quality debt obligations that have       securities within these sectors
  one of the top two ratings assigned      that balance the potential for the
  by Standard & Poor's ("S&P") or          highest yield and relative value
  Moody's Investors Service, Inc.          with the prospects for incre-
  ("Moody's"), or unrated securities       mental capital appreciation. The
  determined by the Fund's investment      Fund may invest in securities rated
  advisor to be of comparable              investment grade or higher. The
  quality. High quality securities         Fund may also invest in unrated
  tend to pay less income than             securities if the Fund's investment
  lower-rated securities. Oc-              advisor believes the security is
  casionally, the rating of a              comparable in quality to a security
  security held by the Fund may be         that is rated at least investment
  downgraded to below investment           grade.
  grade. If that happens, the Fund
  does not have to sell the security     - The Fund has wide flexibility to
  unless the advisor determines that       vary its allocation among different
  under the circumstances the              types of U.S. government securities
  security is no longer an                 and the securities of
  appropriate investment for the           non-governmental issuers based on
  Fund. However, the Fund will sell        the advisor's judgment of which
  promptly any securities that are         types of securities will out-
  not rated investment grade by            perform the others. In selecting
  either S&P or Moody's if the             investments for the Fund, the
  securities exceed 5% of the Fund's       advisor considers a security's
  net assets.                              expected income together with its
- The Fund from time to time may in-       potential to rise or fall in price.
  vest in interest rate futures
  contracts in an effort to manage       - The Fund generally maintains a
  the impact to the Fund of changes        duration of greater than four and a
  in interest rates.                       half years and less than ten
                                           years.(4) The
- The Fund's average weighted
  maturity

              BOND FUND                         FEDERAL SECURITIES FUND
  will vary from time to time              Fund's advisor may vary the Fund's
  depending on current market and          duration depending on its forecast
  economic conditions and the              of interest rates and market
  advisor's assessment of probable         conditions.
  changes in interest rates.

- The Fund will sell a portfolio
  security when, as a result of
  changes in the economy or the
  performance of the security or
  other circumstances, the Fund's
  investment advisor believes that
  holding the security is no longer
  consistent with the Fund's
  investment objective.

- The Fund may trade its investments
  frequently in trying to achieve its
  investment goal.



(4) It is expected that, effective January 1, 2003, the Federal Securities Fund will generally maintain a duration of greater than three years and less than ten years.


The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:


    - The Bond Fund may invest without limit in corporate notes and bonds (which represented approximately 59% of the portfolio as of November 29, 2002), whereas the Federal Securities Fund may invest only up to 20% of its assets in corporate bonds and privately issued mortgage- and asset-backed securities (which represented approximately 7% of the portfolio as of November 29, 2002).


    - The Bond Fund is prohibited from making short sales of securities, whereas the Federal Securities Fund may make short sales of securities.

    - The Bond Fund may not invest more than 10% of its net assets in illiquid securities, whereas the Federal Securities Fund may not invest more than 15% of its net assets in illiquid securities.

Except as noted above, the Funds are both subject to similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF FEDERAL SECURITIES FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

If the Acquisition occurs, shareholders of the Bond Fund will receive Class A shares of the Federal Securities Fund. As with Bond Fund shares, Class A shares of the Federal Securities Fund are not subject to any 12b-1 fees or sales charges. Please see Appendix C for more information on Class A shares of the Federal Securities Fund.

Contract owners may not purchase or redeem shares of the Federal Securities Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                           PROPOSAL -- ACQUISITION OF
                       GALAXY VIP QUALITY PLUS BOND FUND
              BY LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Bond Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Bond Fund, the SteinRoe Trust, on behalf of the Federal Securities Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Federal Securities Fund, and how do they compare with those of the Bond Fund?


    The Federal Securities Fund is subject to market risk, management risk, interest rate risk, issuer risk, structure risk and prepayment risk. The Bond Fund is subject to similar risks, including the risks associated with investment in derivatives and frequent trading. The principal risks associated with each Fund are similar because the Funds have similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Federal Securities Fund, please see Appendix C. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.



    Shareholders of the Bond Fund should note that, although the investment goal and strategies of the Bond Fund are generally similar to those of the Federal Securities Fund, there will be some differences in the investment strategies of the combined fund. The Bond Fund invests to a greater extent in corporate notes and bonds (approximately 59% of the portfolio as of November 29, 2002), whereas the Federal Securities Fund may invest only up to 20% of its assets in corporate bonds and privately issued mortgage- and asset-backed securities (which represented approximately 7% of the portfolio as of November 29, 2002). Please see the answer to question 4 above under "Questions and Answers" for more information comparing the investment goals, strategies and policies of the Funds.


INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of the Bond Fund, the Acquisition is expected to occur on or around April 7, 2003, or on such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this

Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

    - The Bond Fund will transfer all of the assets and liabilities attributable to its shares to the Federal Securities Fund in exchange for shares of the Federal Securities Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of the Federal Securities Fund received by the Bond Fund will be distributed to the shareholders of the Bond Fund pro rata in accordance with their percentage ownership of the Bond Fund in full liquidation of the Bond Fund.

    - After the Acquisition, the Bond Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - The Acquisition requires approval by the Bond Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the SteinRoe Trust.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in the Bond Fund among other investments available through their Contract prior to or following the Acquisition.

 Shares You Will Receive

    If the Acquisition occurs, shareholders of the Bond Fund will receive Class A shares of the Federal Securities Fund. In comparison to your Bond Fund shares, Class A shares of the Federal Securities Fund issued in connection with the Acquisition will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Bond Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Federal Securities Fund of the SteinRoe Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Bond Fund, and Stein Roe, the investment advisor to the Federal Securities Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the SteinRoe Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP and the SteinRoe Trust, including all Trustees who are not "interested persons" of those Trusts, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Bond Fund to enter into the Acquisition:

    - The Acquisition is intended to create a larger fund with an investment goal and strategies generally similar to those of the Bond Fund.

    - Based on estimated expense ratios as of June 30, 2002, expenses are expected to decrease as a percentage of fund assets.

    - Shareholders of the Bond Fund will move into a fund with slightly better performance over the life of the funds.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    - Because the Bond Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP should approve (and they subsequently approved) the liquidation of the Bond Fund in the event that its shareholders do not approve the Acquisition.

    The Trustees considered that most Contract owners with investments in the Bond Fund who do not want to become investors in the Federal Securities Fund could reallocate their investment in the Bond Fund among other investments available through their Contract prior to or following the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Federal Securities Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for shares of the Bond Fund since it commenced operations, and for the ten-year period ending December 31, 2001 for Class A shares of the Federal Securities Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.


                                   BOND FUND
[BOND FUND CHART]

                                                                               BOND FUND
                                                                               ---------
1994                                                                             -5.85
1995                                                                             23.14
1996                                                                              1.57
1997                                                                              9.36
1998                                                                               9.7
1999                                                                             -3.78
2000                                                                             12.88
2001                                                                              7.47

The Fund's year-to-date total return through September 30, 2002, was 9.12%. For period shown in bar chart:
Best quarter: 2nd quarter 1995, +8.19%
Worst quarter: 1st quarter 1994, -3.49%

                            FEDERAL SECURITIES FUND
[FEDERAL SECURITIES FUND BAR CHART]

                                                                        FEDERAL SECURITIES FUND
                                                                        -----------------------
1992                                                                              5.96
1993                                                                              6.26
1994                                                                             -1.57
1995                                                                             15.74
1996                                                                              4.70
1997                                                                              9.04
1998                                                                              6.80
1999                                                                              1.08
2000                                                                             10.83
2001                                                                              7.03

The Fund's year-to-date total return through September 30, 2002, was 9.17%. For period shown in bar chart:
Best quarter: 3rd quarter 2001, +4.99%
Worst quarter: 1st quarter 1994, -1.77%


    The following tables list each Fund's average annual total return for the one-year, five-year and life-of-fund periods ended December 31, 2001 for shares of the Bond Fund, and for the one-year, five-year and ten-year periods ended December 31, 2001 for Class A shares of the Federal Securities Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.



BOND FUND(5)



                                   INCEPTION
                                      DATE        1 YEAR   5 YEARS   LIFE OF FUND
Shares (%)                          1/21/93        7.47     6.97       6.45
---------------------------------------------------------------------------------
Lehman Brothers Government/
  Credit Bond Index (%)                 N/A        8.50     7.37      7.05(6)


---------------

(5) The Bond Fund's returns are compared to the Lehman Brothers
    Government/Credit Bond Index, an unmanaged index that tracks the performance of U.S. government and corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



(6) Index performance information is from January 31, 1993 to December 31, 2001.



FEDERAL SECURITIES FUND(7)



                                    INCEPTION
                                       DATE        1 YEAR   5 YEARS    10 YEARS
Class A (%)                           1/1/89        7.03     6.90     6.49(8)
---------------------------------------------------------------------------------
Lehman Brothers Intermediate
  U.S. Government Bond Index (%)         N/A        8.42     7.06       6.65


---------------

(7) The Federal Securities Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index, an unmanaged index that tracks the performance of intermediate U.S. government securities. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



(8) The 10-year data for the Federal Securities Fund covers periods prior to the inception of the Bond Fund. From the date of inception of the Bond Fund (1/21/93), the average annual total returns for the Federal Securities Fund would be 6.48% for Class A shares.

Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Bond Fund and the Federal Securities Fund as of October 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Bond Fund by the Federal Securities Fund at net asset value as of that date.

                                                                             FEDERAL
                                             FEDERAL                     SECURITIES FUND
                                            SECURITIES     PRO FORMA        PRO FORMA
                              BOND FUND        FUND       ADJUSTMENTS      COMBINED(A)
                             -----------   ------------   ------------   ---------------
Class A
Net asset value............                $127,650,073   $ 19,363,967    $147,014,040
Shares outstanding.........                  11,352,174      1,722,773      13,074,947
Net asset value per
  share....................                $      11.24                   $      11.24
Class B
Net asset value............                $ 97,964,242             --    $ 97,964,242
Shares outstanding.........                   8,764,718             --       8,764,718
Net asset value per
  share....................                $      11.18                   $      11.18
Shares
Net asset value............  $19,363,967                  $(19,363,967)
Shares outstanding.........    1,772,769                    (1,772,769)
Net asset value per
  share....................  $     10.92

---------------
(a) Assumes the Acquisition was consummated on October 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Federal Securities Fund will be received by the shareholders of the Bond Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Federal Securities Fund that actually will be received on or after such date.

Financial Highlights of the Federal Securities Fund


    The financial highlights tables will help you understand the financial performance of the Federal Securities Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Federal Securities Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year or period ended December 31, 2001, 2000 and 1999 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Federal Securities Fund's financial statements, is included in the Federal Securities Fund's annual report, which is available upon request. The information for the fiscal year ended December 31, 1998 and 1997 was audited by the Federal Securities Fund's former accountants, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Financial highlights for a Class A share outstanding throughout each period.

                         (UNAUDITED)
                         SIX MONTHS                         YEARS ENDED DECEMBER 31,
                            ENDED           ---------------------------------------------------------
                          6/30/2002           2001         2000        1999        1998        1997
                         -----------        --------     --------    --------     -------     -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............     $  10.84          $  10.76     $  10.35    $  10.79     $ 10.73     $  9.84
                          --------          --------     --------    --------     -------     -------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income(a)...........         0.24              0.56(b)      0.66        0.66        0.55        0.68
Net realized and
 unrealized gain
 (loss) on
 investments and
 futures contracts...         0.15              0.17(b)      0.40       (0.55)       0.14        0.21
                          --------          --------     --------    --------     -------     -------
 Total from
   Investment
   Operations........         0.39              0.73         1.06        0.11        0.69        0.89
                          --------          --------     --------    --------     -------     -------
LESS DISTRIBUTIONS:
From net investment
 income..............        (0.49)            (0.65)       (0.65)      (0.55)      (0.63)         --
NET ASSET VALUE, END
 OF PERIOD...........     $  10.74          $  10.84     $  10.76    $  10.35     $ 10.79     $ 10.73
                          ========          ========     ========    ========     =======     =======
 Total Return(c)(d)..         3.76%(e)          7.03%       10.83%       1.08%       6.80%       9.04%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(f)..........         0.66%(g)          0.70%        0.63%       0.64%(h)    0.70%       0.70%
Net investment
 income(f)...........         4.58%(g)          5.23%(b)     6.52%       6.29%(h)    5.91%       6.59%
Portfolio Turnover
 Rate................          124%(e)(i)         36%          43%         28%(i)       8%(i)      29%(i)
Net Assets, End of
 Period (000s).......     $110,042          $109,724     $105,064    $105,898     $96,693     $77,173

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g) Annualized.

(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(i) Portfolio turnover includes dollar roll transactions.

  Federal Income Tax Consequences

    The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Bond Fund and the Federal Securities Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"):

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Bond Fund or the shareholders of the Bond Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Federal Securities Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Bond Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Federal Securities Fund shares you receive will include the holding period for your Bond Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Federal Securities Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Federal Securities Fund's tax basis in the assets that the Federal Securities Fund receives from the Bond Fund will be the same as the Bond Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Federal Securities Fund's holding period in such assets will include the Bond Fund's holding period in such assets.

    The opinion is, and the confirming letter will be, based on certain factual certifications made by officers of Galaxy VIP and SteinRoe Trust. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Bond Fund, the SteinRoe Trust, on behalf of the Federal Securities Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Bond Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Bond Fund means the lesser of (a) the holders of 67% or more of the shares of the Bond Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Bond Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Federal Securities Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

    The Trustees of Galaxy VIP are soliciting proxies from the shareholders of the Bond Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Bond Fund had 1,788,367 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Bond Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Bond Fund as tellers for the Meeting (the "Tellers"). More than fifty percent (50%) of the shares of the Bond Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Bond Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted in favor of the Proposal, and therefore they will have the same effect as if they cast votes against the Proposal.

    Share Ownership. As of December 2, 2002, the SteinRoe Trust believes that the officers and Trustees of the SteinRoe Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Federal Securities Fund and of the SteinRoe Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Bond Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:


                                                               PERCENTAGE OF     PERCENTAGE OF
                                                                OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS   SHARES OF CLASS
                                                               OWNED BEFORE       OWNED UPON
                                                               CONSUMMATION      CONSUMMATION
FUND AND CLASS             SHAREHOLDER NAME AND ADDRESS       OF ACQUISITION    OF ACQUISITION*
--------------             ----------------------------       ---------------   ---------------
BOND FUND
                       American Skandia                           81.39%+           10.97%
                       One Corporate Drive
                       P.O. Box 883
                       Shelton, CT 06484-0883
                       American Express Life                      10.14%             1.37%
                       829 AXP Financial Center
                       Minneapolis, MN 55474
FEDERAL SECURITIES
  FUND
CLASS A..............  Independence Life and Annuity Company      17.23%            14.91%
                       695 George Washington Highway
                       Lincoln, RI 02865-4257
                       Keyport Benefit Life Insurance              5.18%             4.48%
                       Company
                       125 High Street
                       Boston, MA 02110
                       Keyport Life Insurance Company             53.27%+           46.09%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110
                       Keyport Life Insurance Company             19.74%            17.08%+
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110
CLASS B..............  Keyport Life Insurance Company             80.28%+           80.28%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110
                       Keyport Benefit Life Insurance             19.10%            19.10%
                       Company
                       125 High Street
                       Boston, MA 02110


---------------

* Indicates the percentage of Federal Securities Fund shares to be owned of record or beneficially upon consummation of the Acquisition on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Bond Fund or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the Bond Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisition described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If the Bond Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Bond Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of the Bond Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Bond Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the SteinRoe Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the SteinRoe Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the SteinRoe Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Bond Fund's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of the Federal Securities Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Quality Plus Bond Fund (the "Acquired Fund"), a series of the Trust, SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 9, 1987, as amended, on behalf of the Liberty Federal Securities Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Federal Securities Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

       (l) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to SteinRoe Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP Quality
                                           Plus Bond Fund


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           STEINROE VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Liberty Federal
                                           Securities Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

PORTFOLIO MANAGERS' DISCUSSION

    Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

    Leslie W. Finnemore, Michael Bissonnette and Ann T. Peterson are co-portfolio managers of the Fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated (Stein Roe). Ms. Peterson is a vice president of Stein Roe.

    The Fund fared well during what proved to be an eventful year for the U.S. economy. Weakening economic growth in the last few months of 2000 continued into 2001, prompting a series of 11 interest rate cuts by the Federal Reserve Board during the year. Looking back, economic data from the beginning of the year indicated that the country entered a recession during the first quarter, and economic slowing continued from there. Weakened consumer confidence from the September 11th attacks clearly accelerated the economic downturn, exacerbating what was already a rather dismal picture for stock markets. As 2001 waned, however, the environment began to turn around a bit with a slowing in the rate of economic decline, creating hope for a brighter economic picture in 2002.

RISING PRICES FOR HIGH QUALITY BONDS

    As the economy weakened throughout the year and the Fed continued to cut the federal funds rate, interest rates declined, particularly short-term maturities. As interest rates declined, bond prices generally appreciated. In this environment, high quality bonds, such as those held in the Fund, performed well. As Fund managers, we were among those bond investors who benefited from falling interest rates. The Fund's focus on managing duration continued to aid performance during the period. We concentrated on lengthening duration to capture the price appreciation from declining rates. Also, in keeping with the changes made to the Fund's name and investment strategy made on May 1, 2001, we reduced our exposure to mortgage-backed securities. These securities were replaced with Treasuries and with agency debt. In addition, we eliminated our corporate exposure. These sector moves also had a positive impact on Fund performance during the period.

OUTLOOK FOR BETTER 2002

    With signs of economic growth returning and rates at historic lows, we could be nearing the end of Fed easing for the time being. Until there is clearer evidence of much stronger, sustainable growth, we believe that the Fed will put further rate cuts on hold and will not increase rates until employment strengthens and inflation threatens. These factors should keep the Fed in check for at least the first half of 2002. Though we cannot expect the dramatic interest rate declines we saw during 2001, we anticipate a stable environment that should allow fixed income investments to continue to perform well. We expect to continue to manage the Fund's duration and asset allocation in anticipation of a changing market environment.

    Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

    Investing in fixed income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of non-government bonds and foreign, political and economic developments.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                                 1 YEAR   5 YEARS   10 YEARS
Class A (1/1/89)                                  7.03     6.90       6.49
Class B (6/1/00)(1)                               6.86     6.77       6.42
----------------------------------------------------------------------------
Lehman Brothers Intermediate U.S Government
Bond Index                                        8.42     7.06       6.65
----------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities
Index                                             8.22     7.49       7.10

---------------
Inception date of share class is in parentheses.

(1) Class B share (newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

VALUE OF A $10,000 INVESTMENT, 12/31/91 -- 12/31/01
[VALUE OF A $10,000 INVESTMENT GRAPH]

                                                                                        LEHMAN BROTHERS
                                                                                       INTERMEDIATE U.S.       LEHMAN BROTHERS
                                                                                        GOVERNMENT BOND        MORTGAGE-BACKED
                                           CLASS A SHARES         CLASS B SHARES             INDEX             SECURITIES INDEX
                                           --------------         --------------       -----------------       ----------------
12/31/91                                       10000                  10000                  10000                  10000
3/31/92                                         9875                   9875                   9895                   9914
6/30/92                                        10259                  10259                  10279                  10312
9/30/92                                        10566                  10566                  10729                  10620
12/31/92                                       10595                  10595                  10694                  10695
3/31/93                                        10937                  10937                  11094                  11012
6/30/93                                        11113                  11113                  11311                  11216
9/30/93                                        11185                  11185                  11550                  11324
12/31/93                                       11260                  11260                  11567                  11426
3/31/94                                        11061                  11061                  11353                  11161
6/30/94                                        10983                  10983                  11290                  11098
9/30/94                                        11061                  11061                  11376                  11195
12/31/94                                       11083                  11083                  11365                  11243
3/31/95                                        11596                  11596                  11838                  11832
6/30/95                                        12169                  12169                  12391                  12448
9/30/95                                        12420                  12420                  12583                  12710
12/31/95                                       12827                  12827                  13003                  13131
3/31/96                                        12739                  12739                  12915                  13073
6/30/96                                        12814                  12814                  13001                  13178
9/30/96                                        13079                  13079                  13225                  13447
12/31/96                                       13430                  13430                  13530                  13835
3/31/97                                        13416                  13416                  13528                  13852
6/30/97                                        13881                  13881                  13905                  14376
9/30/97                                        14290                  14290                  14261                  14797
12/31/97                                       14644                  14644                  14576                  15147
3/31/98                                        14842                  14842                  14796                  15393
6/30/98                                        15146                  15146                  15070                  15658
9/30/98                                        15610                  15610                  15774                  16073
12/31/98                                       15640                  15640                  15813                  16202
3/31/99                                        15716                  15716                  15770                  16361
6/30/99                                        15639                  15639                  15739                  16287
9/30/99                                        15792                  15792                  15898                  16438
12/31/99                                       15808                  15808                  15890                  16502
3/31/00                                        16055                  16055                  16150                  16728
6/30/00                                        16315                  16267                  16444                  17107
9/30/00                                        16835                  16771                  16885                  17660
12/31/00                                       17519                  17438                  17555                  18344
3/31/01                                        17973                  17892                  18082                  18846
6/30/01                                        18041                  17944                  18158                  19036
9/30/01                                        18941                  18825                  19061                  19839
12/31/01                                       18752                  18633                  19031                  19852

NET ASSET VALUE ($)

                                                       12/31/00   12/31/01
Class A..............................................   10.76      10.84
Class B..............................................   10.72      10.78

    PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the Fund. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

    MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

    Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

                                                                      APPENDIX C

                  INFORMATION APPLICABLE TO CLASS A SHARES OF
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

    SteinRoe Variable Investment Trust ("Trust") includes five separate mutual funds, including the Liberty Federal Securities Fund, Variable Series ("Fund"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of Stein Roe & Farnham Incorporated ("Stein Roe"), the Fund's investment advisor.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

    Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

    STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. PREPAYMENT RISK is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Stein Roe & Farnham Incorporated

    Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2002, Stein Roe managed over $14.8 billion in assets.

    Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). Columbia is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

    For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund equaled 0.40% of the average daily net assets of the Fund.

  Portfolio Managers

    Leslie W. Finnemore, a senior vice president of Stein Roe, has co-managed the Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial Management Associates, Inc. ("Colonial"), since 1987.

    Michael Bissonnette, a senior vice president of Stein Roe, has co-managed the Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Prior to joining Colonial, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

    Ann T. Peterson, a vice president of Stein Roe, has co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Colonial, an affiliate of Stein Roe.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 2 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Futures and Options. The Fund may use futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance its return. The Fund also uses futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

    Short Sales. The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

    Types Of Mortgage Securities. Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

    Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

    Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

    Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

    Portfolio Turnover. There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if the advisor believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 1

                       STEINROE VARIABLE INVESTMENT TRUST

                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Galaxy VIP Quality Plus Bond Fund (the "Acquired Fund"), a series of The Galaxy VIP Fund, by the Liberty Federal Securities Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust.


      This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents
I.    Additional Information about the Acquiring Fund and the Acquired Fund    2
II.   Financial Statements                                                     2

I.    Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2002.

      Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquiring Fund, which reports contain historical financial information regarding the Acquiring Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquired Fund, which reports contain historical financial information regarding the Acquired Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required for the Acquisition because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of October 31, 2002.

                                                                      APPENDIX A

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111

              Stein Roe Small Company Growth Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series

                    Stein Roe Balanced Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series

                  Stein Roe Money Market Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2002

      This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectuses dated May 1, 2002 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2001, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Liberty Funds Distributor, Inc. (LFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

                                                                            Page
General Information and History..........................................      2
Investment Restrictions..................................................      4
Portfolio Turnover.......................................................      7
Purchases and Redemptions................................................      8
Trustees and Officers....................................................      8
Management Arrangements..................................................     22
Trust Charges and Expenses...............................................     24
Underwriters.............................................................     28
Code of Ethics...........................................................     29
Custodian................................................................     29
Portfolio Transactions...................................................     30
Net Asset Value..........................................................     37
Taxes....................................................................     38
Investment Performance...................................................     40
Record Shareholders......................................................     43
Independent Accountants and Financial Statements.........................     46
Appendix A - Investment Techniques and Securities........................     47

                         GENERAL INFORMATION AND HISTORY

      SteinRoe Variable Investment Trust (the Trust), a business trust organized under the Laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

      Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective November 15, 1997, Federal Securities Fund changed its name from Stein Roe Mortgage Securities Income Fund to Stein Roe Mortgage Securities Fund, Variable Series. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to its current name. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series. Effective November 15, 1997, Growth Stock Fund changed its name from Stein Roe Managed Growth Stock Fund to its current name. Effective November 15, 1997, Balanced Fund changed its name from Stein Roe Managed Assets Fund to its current name. Effective November 15, 1997, Money Market Fund changed its name from Cash Income Fund to its current name.

      The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act") which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

      The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize. Each Fund is a separate series of the Trust.

      Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

      Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS

      Each Fund operates under the investment restrictions listed below. Restrictions numbered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

FUNDAMENTAL POLICIES

      The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

NON-FUNDAMENTAL POLICIES

      Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or


(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

      Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

      Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

      Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

      The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

      The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

      If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

      The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

      A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

      Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

      Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

      The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds.

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                  with     Elected or                                               Complex           Other
      Name, Address             Liberty    Appointed            Principal Occupation(s)           Overseen by     Directorships
         and Age                 Funds     to Office            During Past Five Years              Trustee           Held
         -------                 -----     ---------            ----------------------              -------           ----
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)      Trustee       1996      President of UAL Loyalty Services and         103             None
P.O. Box 66100                                          Executive Vice President of United
Chicago, IL 60666                                       Airlines (airline) since September,
                                                        2001 (formerly Executive Vice
                                                        President from July, 1999 to
                                                        September, 2001); Chief Financial
                                                        Officer of United Airlines since July,
                                                        1999; Senior Vice President and Chief
                                                        Financial Officer of UAL, Inc. prior
                                                        thereto.

Janet Langford Kelly (Age 44)   Trustee       1996      Executive Vice President-Corporate            103             None
One Kellogg Square                                      Development and Administration,
Battle Creek, MI 49016                                  General Counsel and Secretary, Kellogg
                                                        Company (food manufacturer), since
                                                        September, 1999; Senior Vice
                                                        President, Secretary and General
                                                        Counsel, Sara Lee Corporation
                                                        (branded, packaged, consumer-products
                                                        manufacturer) prior thereto.

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                  with     Elected or                                               Complex           Other
      Name, Address             Liberty    Appointed            Principal Occupation(s)           Overseen by     Directorships
         and Age                 Funds     to Office            During Past Five Years              Trustee           Held
         -------                 -----     ---------            ----------------------              -------           ----
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 65)       Trustee       2000      Private Investor since August, 1987           105             None
10701 Charleston Drive                                  (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                    Officer, U.S. Plywood Corporation
                                                        (building products manufacturer)).

Salvatore Macera (Age 70)       Trustee       2000      Private Investor since 1981 (formerly         103             None
26 Little Neck Lane                                     Executive Vice President and Director
New Seabury, MA  02649                                  of Itek Corporation (electronics) from
                                                        1975 to 1981).

Charles R. Nelson (Age 59)      Trustee       1981      Van Voorhis Professor, Department of          103             None
Department of Economics                                 Economics, University of Washington
University of Washington                                since January, 1976; consultant on
Seattle, WA 98195                                       econometric and statistical matters.

John J. Neuhauser (Age 58)      Trustee       2000      Academic Vice President and Dean of           105         Saucony, Inc.
84 College Road                                         Faculties since August, 1999, Boston                        (athletic
Chestnut Hill, MA 02467-3838                            College (formerly Dean, Boston College                     footwear);
                                                        School of Management from September,                     SkillSoft Corp.
                                                        1977 to September, 1999).                                 (E-Learning).

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                  with     Elected or                                               Complex           Other
      Name, Address             Liberty    Appointed            Principal Occupation(s)           Overseen by     Directorships
         and Age                 Funds     to Office            During Past Five Years              Trustee           Held
         -------                 -----     ---------            ----------------------              -------           ----
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 66)      Trustee       2000      Business Consultant since 1999                103             None
2208 Tawny Woods Place                                  (formerly Professor of Finance from
Boise, ID  83706                                        1975 to 1999 and Dean from 1977 to
                                                        1991, College of Business, Boise State
                                                        University); Chartered Financial
                                                        Analyst.

Thomas C. Theobald (Age 64)     Trustee       1996      Managing Director, William Blair              103             Xerox
Suite 1300                                              Capital Partners (private equity                           Corporation
222 West Adams Street                                   investing) since September, 1994                            (business
Chicago, IL 60606                                       (formerly Chief Executive Officer and                     products and
                                                        Chairman of the Board of Directors,                        services),
                                                        Continental Bank Corporation).                               Anixter
                                                                                                                  International
                                                                                                                (network support
                                                                                                                    equipment
                                                                                                                  distributor),
                                                                                                                   Jones Lang
                                                                                                                  LaSalle (real
                                                                                                                     estate
                                                                                                                   management
                                                                                                                  services) and
                                                                                                                   MONY Group
                                                                                                                     (life
                                                                                                                   insurance).


Anne-Lee Verville (Age 56)      Trustee       2000      Author and speaker on educational             103          Chairman of the
359 Stickney Hill Road                                  systems needs (formerly General                                Board of
Hopkinton, NH  03229                                    Manager, Global Education Industry                            Directors,
                                                        from 1994 to 1997, and President,                           Enesco Group,
                                                        Applications Solutions Division from                       Inc. (designer,
                                                        1991 to 1994, IBM Corporation (global                        importer and
                                                        education and global applications)).                        distributor of
                                                                                                                     giftware and
                                                                                                                    collectibles).

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                  with     Elected or                                               Complex           Other
      Name, Address             Liberty    Appointed            Principal Occupation(s)           Overseen by     Directorships
         and Age                 Funds     to Office            During Past Five Years              Trustee           Held
         -------                 -----     ---------            ----------------------              -------           ----
INTERESTED TRUSTEES

William E. Mayer* (Age 61)       Trustee      2000      Managing Partner, Park Avenue Equity          105            Lee Enterprises
399 Park Avenue                                         Partners (private equity fund) since                            (print and
Suite 3204                                              February, 1999 (formerly Founding                            on-line media),
New York, NY 10022                                      Partner, Development Capital LLC from                         WR Hambrecht +
                                                        November 1996 to February, 1999; Dean                         Co. (financial
                                                        and Professor, College of Business and                           service
                                                        Management, University of Maryland                            provider) and
                                                        from October, 1992 to November, 1996).                        Systech Retail
                                                                                                                     Systems (retail
                                                                                                                         industry
                                                                                                                        technology
                                                                                                                        provider);
                                                                                                                       First Health
                                                                                                                       (healthcare)

Joseph R. Palombo* (Age 48)     Trustee       2000      Chief Operating Officer of Columbia           103                  None
One Financial Center            and                     Management Group, Inc. since November,
Boston, MA 02111                Chairman                2001; formerly Chief Operations
                                of the                  Officer of Mutual Funds, Liberty
                                  Board                 Financial Companies, Inc. from August,
                                                        2000 to November, 2001; Executive Vice
                                                        President of Stein Roe & Farnham
                                                        Incorporated ("Stein Roe") since
                                                        April, 1999; Executive Vice President
                                                        and Director of Colonial Management
                                                        Associates, Inc. ("Colonial") since
                                                        April, 1999; Executive Vice President
                                                        and Chief Administrative Officer of
                                                        Liberty Funds Group, LLC ("LFG") since
                                                        April, 1999; Director of Stein Roe
                                                        since September, 2000; Trustee and
                                                        Chairman of the Board of the Stein Roe
                                                        Mutual Funds since October, 2000;
                                                        Manager of Stein Roe Floating Rate
                                                        Limited Liability Company since October,
                                                        2000 (formerly Vice President of
                                                        from April, 1999 to August, 2000;
                                                        the Liberty Funds Chief Operating Officer
                                                        and Chief Compliance Officer, Putnam Mutual
                                                        Funds from December, 1993 to March,
                                                        1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.


                                                   Year First
                                                   Elected or
        Name, Address              Position with    Appointed                      Principal Occupation(s)
           And Age                 Liberty Funds    to Office                      During Past Five Years
           -------                 -------------    ---------                      ----------------------
   OFFICERS
Keith T. Banks (Age 46)              President        2001      President of the Liberty Funds since November, 2001; Chief
Columbia Management Group, Inc.                                 Investment Officer and Chief Executive Officer of Columbia
590 Madison Avenue, 36th Floor                                  Management Group, Inc. since August, 2000 (formerly Managing
Mail Stop NY EH 30636A                                          Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                             Management from November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)             Chief          2001      Controller of the Liberty Funds and Liberty All-Star Funds since
One Financial Center                 Accounting                 May, 2002; Chief Accounting Officer of the Liberty Funds and
Boston, MA 02111                    Officer and                 Liberty All-Star Funds since June, 2001; Vice President of LFG
                                     Controller                 since April, 2001 (formerly Vice President, Corporate Audit,
                                                                State Street Bank and Trust Company from May, 1998 to April,
                                                                2001; Audit Manager from July, 1994 to June, 1997; Senior Audit
                                                                Manager from July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)        Treasurer        2000      Treasurer of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                            since December, 2000 (formerly Controller of the Liberty Funds
Boston, MA 02111                                                and of the Liberty All-Star Funds from February, 1998 to
                                                                October, 2000); Treasurer of the Stein Roe Funds since February,
                                                                2001 (formerly Controller from May, 2000 to February, 2001);
                                                                Senior Vice President of LFG since January, 2001 (formerly Vice
                                                                President from April, 2000 to January, 2001; Vice President of
                                                                Colonial from February, 1998 to October, 2000; Senior Tax
                                                                Manager, Coopers & Lybrand, LLP from April, 1996 to January,
                                                                1998).

Jean S. Loewenberg (Age 56)        Secretary          2002      Secretary of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                            since February, 2002; Senior Vice President and Group Senior
Boston, MA 02111                                                Counsel, FleetBoston Financial Corporation since November, 1996.


Trustee Positions

      As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Stein Roe, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

      In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Stein Roe and considered information provided by Stein Roe relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Stein Roe to the Funds were appropriate to fulfill effectively Stein Roe's duties under the agreements. The Trustees also considered the business reputation of Stein Roe and its financial resources, and concluded that Stein Roe would be able to meet any reasonably foreseeable obligations under the agreements.

      The Trustees received information concerning the investment philosophy and investment process applied by Stein Roe in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Stein Roe's in-house research capabilities as well as other resources available to Stein Roe's personnel, including research services available to Stein Roe as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Stein Roe's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

      The Trustees considered the scope of the services provided by Stein Roe to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements". The Trustees concluded that the scope of Stein Roe's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

      The Trustees considered the quality of the services provided by Stein Roe to the Funds. The Trustees evaluated Stein Roe's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Stein Roe designed to fulfill Stein Roe's fiduciary duty to the Funds with respect to possible conflicts of interest, including Stein Roe's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Stein Roe allocates trades among its various investment advisory clients and the record of Stein Roe in these matters. The Trustees also received information concerning standards of Stein Roe with respect to the execution of portfolio transactions. See "Portfolio Transactions."

      The Trustees considered Stein Roe's management of non-advisory services provided by persons other than Stein Roe by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Stein Roe and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Stein Roe as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Stein Roe's services was sufficient to merit reapproval of the agreement for another year.

      In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Stein Roe. The Trustees evaluated Stein Roe's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Stein Roe, but also so-called "fallout benefits" to Stein Roe such as reputational value derived from serving as investment advisor to the Funds and the research services available to Stein Roe by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

      Based on the foregoing, the Trustees concluded that the fees to be paid Stein Roe under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by Stein Roe.

General

      Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

      Stein Roe or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Stein Roe. For the fiscal year ended December 31, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                               Total Compensation from the
                                                                Fund and the Fund Complex
                                Pension or Retirement          Paid to the Trustees for the
                             Benefits Accrued as Part of           Calendar Year Ended
Trustee                           Fund Expenses (a)                December 31, 2001 (b)
-------                           -----------------                ---------------------
John A. Bacon, Jr. (c)                   N/A                              $95,000
Robert J. Birnbaum                       N/A                               25,300
Tom Bleasdale (c)                        N/A                              103,000 (d)
William W. Boyd (c)                      N/A                               50,000
Lora S. Collins (c)                      N/A                               96,000
James E. Grinnell (c)                    N/A                              100,300
Douglas A. Hacker                        N/A                              109,000
Janet Langford Kelly                     N/A                              107,000
Richard W. Lowry                         N/A                              135,300
Salvatore Macera                         N/A                              110,000
William E. Mayer                         N/A                              132,300
James L. Moody, Jr. (c)                  N/A                               91,000
Charles R. Nelson                        N/A                              109,000
John J. Neuhauser                        N/A                              132,510
Joseph R. Palombo (e)                    N/A                                N/A
Thomas Stitzel                           N/A                              109,000
Thomas C. Theobald                       N/A                              112,000
Anne-Lee Verville                        N/A                              114,000 (f)

                             Aggregate Compensation from     Aggregate Compensation from     Aggregate Compensation from
                              the Balanced Fund for the     the Growth Stock Fund for the   the Small Company Growth Fund
                                  Fiscal Year Ended               Fiscal Year Ended           for the Fiscal Year Ended
                                  December 31, 2001               December 31, 2001               December 31, 2001
                                  -----------------               -----------------               -----------------
Trustee

John A. Bacon, Jr. (c)                 $    0                          $    0                           $  0
Robert J. Birnbaum                       N/A                             N/A                             N/A
Tom Bleasdale (c)                        N/A                             N/A                             N/A
William W. Boyd (c)                         0                               0                              0
Lora S. Collins (c)                      N/A                             N/A                             N/A
James E. Grinnell (c)                    N/A                             N/A                             N/A
Douglas A. Hacker                       1,400                           1,343                            627
Janet Langford Kelly                    1,374                           1,319                            616
Richard W. Lowry                        1,419                           1,363                            636
Salvatore Macera                        1,413                           1,354                            633
William E. Mayer                        1,379                           1,320                            617
James L. Moody, Jr. (c)                  N/A                             N/A                             N/A
Charles R. Nelson                       1,400                           1,343                            627
John J. Neuhauser                       1,383                           1,329                            621
Joseph R. Palombo (e)                    N/A                             N/A                             N/A
Thomas Stitzel                          1,400                           1,342                            627
Thomas C. Theobald                      1,438                           1,381                            644
Anne-Lee Verville                       1,464 (f)                       1,404 (f)                        656 (f)

                              Aggregate Compensation from        Aggregate Compensation
                              the Federal Securities Fund      from the Money Market Fund
                               for the Fiscal Year Ended       for the Fiscal Year Ended
                                   December 31, 2001                December 31, 2001
                                   -----------------                -----------------
Trustee

John A. Bacon, Jr. (c)                   $  0                            $    0
Robert J. Birnbaum                        N/A                              N/A
Tom Bleasdale (c)                         N/A                              N/A
William W. Boyd (c)                         0                                 0
Lora S. Collins (c)                       N/A                              N/A
James E. Grinnell (c)                     N/A                              N/A
Douglas A. Hacker                         696                               990
Janet Langford Kelly                      683                               972
Richard W. Lowry                          705                             1,002
Salvatore Macera                          703                             1,000
William E. Mayer                          687                               979
James L. Moody, Jr. (c)                   N/A                              N/A
Charles R. Nelson                         696                               990
John J. Neuhauser                         687                               976
Joseph R. Palombo (e)                     N/A                              N/A
Thomas Stitzel                            696                               991
Thomas C. Theobald                        714                             1,017
Anne-Lee Verville                         728 (f)                         1,035 (f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Administrator. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $1,464 for the Balanced Fund, $1,404 for the Growth Stock Fund, $656 for the Small Company Growth Fund, $728 for the Federal Securities Fund, $1,035 for the Money Market Fund and $114,000 for the calendar year ended December 31, 2001, respectively, pursuant to the deferred compensation plan.

Role of the Board of Trustees

      The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

      Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

      GOVERNANCE COMMITTEE

      Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

      ADVISORY FEES & EXPENSES COMMITTEE

      Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

      TRADING OVERSIGHT COMMITTEE

      Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

      The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                                                                     Dollar Range of Equity         Dollar Range
                                  Dollar Range of Equity    Dollar Range of Equity     Securities Owned in     of Equity Securities
                                 Securities Owned in the   Securities Owned in the     the Small Company       Owned in the Federal
    Name of Trustee                   Balanced Fund           Growth Stock Fund            Growth Fund           Securities Fund
                                      -------------           -----------------            -----------           ---------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                           $0                        $0                        $0                       $0
Janet Langford Kelly                         0                         0                         0                        0
Richard W. Lowry (g)                         0                         0                         0                        0
Salvatore Macera                             0                         0                         0                        0
Charles R. Nelson                            0                         0                         0                        0
John J. Neuhauser (g)                        0                         0                         0                        0
Thomas E. Stitzel                            0                         0                         0                        0
Thomas C. Theobald                           0                         0                         0                        0
Anne-Lee Verville                            0                         0                         0                        0

INTERESTED TRUSTEES
William E. Mayer (g)                        $0                        $0                        $0                       $0
Joseph R. Palombo                            0                         0                         0                        0

                                                             Aggregate Dollar Range of
                             Dollar Range of Equity          Equity Securities Owned in
                             Securities Owned in the        all Funds Overseen by Trustee
                                Money Market Fund            in Liberty Family of Funds
                                -----------------            --------------------------
    Name of Trustee

DISINTERESTED TRUSTEES
Douglas A. Hacker                      $0                          Over $100,000
Janet Langford Kelly                     0                         Over $100,000
Richard W. Lowry (g)                     0                         Over $100,000
Salvatore Macera                         0                        $50,001-100,000
Charles R. Nelson                        0                         Over $100,000
John J. Neuhauser (g)                    0                         Over $100,000
Thomas E. Stitzel                        0                        $50,001-100,000
Thomas C. Theobald                       0                         Over $100,000
Anne-Lee Verville                        0                         Over $100,000

INTERESTED TRUSTEES
William E. Mayer (g)                    $0                        $50,001-100,000
Joseph R. Palombo                        0                           $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

                             MANAGEMENT ARRANGEMENTS

      As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe. Each Fund has its own Advisory Agreement with Stein Roe. Stein Roe is a subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, Massachusetts 02111.

      The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022. The business address of Mr. Palombo is One Financial Center, Boston, Massachusetts 02111.

      Stein Roe, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Stein Roe.

      Each Fund's Advisory Agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Stein Roe in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the Advisory Agreement.

      Under an Administration Agreement with the Trust, Stein Roe provides each Fund with administrative services, excluding investment advisory services. Specifically, Stein Roe is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Stein Roe may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

      Under separate agreements, Stein Roe also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.

      Nordea Investment Management North America, Inc. (Nordea), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as the investment sub-advisor for the Balanced Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Balanced Fund effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Balanced Fund at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for the Balanced Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

      Under the sub-advisory agreement with Stein Roe and the Trust, on behalf of the Balanced Fund, Nordea manages a portion of the Balanced Fund's foreign securities, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Balanced Fund. For the services rendered by Nordea under the sub-advisory agreement, Stein Roe pays Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Balanced Fund's assets managed by Nordea. Any liability of Nordea to the Trust, the Balanced Fund and/or Balanced Fund shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Balanced Fund, Nordea also provides sub-advisory and other services and facilities to other investment companies.

                           TRUST CHARGES AND EXPENSES

MANAGEMENT FEES:

      Each Fund pays Stein Roe an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended December 31, 2001, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:

                                  Annual Fee Rate
                                (as a percentage of
                                      average
                                    net assets)            2001           2000           1999
                                    -----------            ----           ----           ----
Small Company Growth Fund               0.50%           $  438,989     $  697,628      $  569,580
Growth Stock Fund                       0.50% (h)        1,545,392      2,264,063       1,583,203
Balanced Fund                           0.45%            1,591,913      1,856,618       1,749,012
Federal Securities Fund                 0.40%              538,355        421,467         405,687
Money Market Fund                       0.35%              863,234        626,629         462,410

(h) Effective July 1, 2001, Stein Roe implemented a management fee breakpoint for the Growth Stock Fund. The management fee is now 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.

ADMINISTRATIVE EXPENSES:

      Each Fund pays Stein Roe an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2001, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:

                                 2001          2000          1999
                                 ----          ----          ----
Small Company Growth Fund      $131,697      $209,289      $170,856
Growth Stock Fund               463,618       679,219       474,944
Balanced Fund                   530,638       618,873       588,899
Federal Securities Fund         201,883       158,050       153,092
Money Market Fund               369,958       268,555       197,888

ACCOUNTING AND BOOKKEEPING EXPENSES:

      Each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million prior to July 1, 2001. Effective July 1, 2001, Stein Roe entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreement with the Funds, Stein Roe receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and

- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001, pursuant to the agreement, each Fund paid Stein Roe fees as follows:

                               2001       2000       1999
                             -------    -------    -------
Small Company Growth Fund    $31,689    $27,303    $26,588
Growth Stock Fund             67,708     35,135     32,866
Balanced Fund                 74,480     34,130     33,508
Federal Securities Fund       42,321     26,318     26,308
Money Market Fund             67,569     28,291     27,200

      In addition, under the Funds' transfer agency agreement, each Fund pays Stein Roe or an affiliate thereof a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Stein Roe or an affiliate thereof for these services:

                                2001        2000        1999
                               ------      ------      ------
Small Company Growth Fund      $7,500      $7,500      $7,500
Growth Stock Fund               7,500       7,521       7,500
Balanced Fund                   7,500       7,500       7,500
Federal Securities Fund         7,500       7,500       7,500
Money Market Fund               7,500       7,500       7,500

12b-1 FEES:

      Each Fund listed below paid LFD distribution fees as follows during the years ended December 31, 2001 and 2000, as described in the Prospectus:

                                2001        2000 (i)
                               -------      -------
Small Company Growth Fund      $     2      $     2
Growth Stock Fund               70,473       12,970
Balanced Fund                   83,535        8,476
Federal Securities Fund         66,414        3,720

(i)   The Funds did not offer Class B shares prior to June 1, 2000.

EXPENSE LIMITATION:

      Stein Roe has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

Fund                            Expenses Exceeding
----                            ------------------
Growth Stock Fund               0.80% of average net assets
Balanced Fund                   0.75% of average net assets
Small Company Growth Fund       0.80% of average net assets

      LFD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:

                             Class B         Reimburse
                             expense      distribution fee
Fund:                         limit:        in excess of:
-----                         ------        -------------
Balanced Fund                  0.90%            0.15%
Growth Stock Fund              0.95%            0.15%
Federal Securities Fund        0.90%            0.20%

      These arrangements may be terminated by Stein Roe and LFD at any time.

      Prior to May 1, 2001, Stein Roe contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:

Fund                                   Expenses Exceeding
-----                                  ------------------
Small Company Growth Fund              0.80% of average net assets
Growth Stock Fund                      0.80% of average net assets
Balanced Fund                          0.75% of average net assets
Federal Securities Fund                0.70% of average net assets
Money Market Fund                      0.65% of average net assets

      Prior to May 1, 2001, LFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum:

                                        Class B          Reimburse
                                        expense       distribution fee
Fund:                                    limit:         in excess of:
-----                                    ------         -------------
Balanced Fund                             0.90%                0.15%
Growth Stock Fund                         0.95%                0.15%

FEES OR EXPENSES WAIVED OR BORNE BY STEIN ROE OR LFD:

      During each year in the three-year period ended December 31, 2001, the following fees or expenses were waived or borne by Stein Roe or LFD:

Fund:                                2001       2000       1999
-----                                ----       ----       ----
Small Company Growth Fund          $34,910         --        --
Growth Stock Fund                   15,581         --        --
Balanced Fund                       19,770     $1,228        --
Federal Securities Fund             10,581         --        --

SALES-RELATED EXPENSES:

            Sales-related expenses of LFD relating to each of the Funds' Class B shares for the year ended December 31, 2001 were as follows (dollars in thousands):

                                                          Small
                                                          Company     Growth
                                                          Growth       Stock      Balanced
                                                           Fund         Fund        Fund
                                                           ----         ----        ----
Fees to Financial Service Firms (FSFs)                      (j)          $62         $67
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                 $0            79         149
Allocated travel, entertainment and other promotional
  expenses (including advertising)                           0            45          85

(j)   Rounds to less than one.

                                                                                    Federal
                                                                                  Securities
                                                                                     Fund
                                                                                     ----
Fees to FSFs                                                                          $56
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                             0
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                                                      0

                                  UNDERWRITERS

      LFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. LFD is a subsidiary of Colonial. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under Expense Limitation. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

                                 CODE OF ETHICS

      The Funds, Stein Roe, LFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    CUSTODIAN

      State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

      With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

      The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

      Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. (ATI). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

      CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools -- other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash (hard dollars) value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

      In certain cases, Stein Roe may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Conduct Rules of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of net price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing the Funds an amount in respect of each Fund's assets allocable to that Fund's shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

      In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

      Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

      The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

      The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

      With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

      The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Growth Stock Fund and Balanced Fund during the three fiscal years ended December 31, 2001. Money Market Fund did not pay commissions on any of its transactions during the three fiscal years ended December 31, 2001.

                                                                                        SMALL
                                                          FEDERAL                      COMPANY
                                                        SECURITIES      GROWTH          GROWTH       BALANCED
                                                           FUND       STOCK FUND         FUND          FUND
                                                           ----       ----------         ----          ----
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/01                             $1,887        $363,809       $144,333      $282,984
Total amount of directed transactions paid during
   fiscal year ended 12/31/01                                0         64,390,232       761,325     17,679,977
Total amount of commissions on directed transactions
   paid during fiscal year ended 12/31/01                    0           79,750          3,825        21,412
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/01 to AlphaTrade Inc.             0           3,720           2,541        10,759
   (% of total commission paid)                                           (1%)           (2%)          (4%)

Total amount of brokerage commissions paid during
   fiscal year ended 12/31/00                              $463         $321,881       $129,992      $122,288
Total amount of directed transactions paid during
   fiscal year ended 12/31/00                               166       102,477,606      1,873,743     4,759,691
Total amount of commissions on directed transactions
   paid during fiscal year ended 12/31/00                    0           94,650          3,385         4,519
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/00 to AlphaTrade Inc.             0           11,364           630          7,667
   (% of total commission paid)                                           (4%)           (0%)          (6%)

                                                                                        SMALL
                                                           FEDERAL                     COMPANY
                                                         SECURITIES     GROWTH          GROWTH       BALANCED
                                                            FUND      STOCK FUND         FUND          FUND
                                                            ----      ----------         ----          ----
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/99                               $0          $313,982       $189,736       $251,359
Total amount of directed transactions paid during
   fiscal year ended 12/31/99                                0        115,483,614     137,410,527   617,975,254
Total amount of commissions on directed transactions
   paid during fiscal year ended 12/31/99                    0          176,705         127,859       191,996

* The Funds were not able to trade through ATI prior to 2000.

                                 NET ASSET VALUE

      The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

      The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

      Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

      Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

      Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

      Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

      The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

      The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

      To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

      It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

      The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                             INVESTMENT PERFORMANCE

      Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

      The yields are then computed as follows:

                          Net Change in Account Value      365
                          ---------------------------      ---
        Current Yield   =   Beginning Account Value    x    7


                           [1 + Net Change in Account Value](365/7)
                           ----------------------------------------
   Effective Yield   =             Beginning Account Value         -    1

      For example, the yields of Money Market Fund for the seven-day period ended December 31, 2000, were:

                          $.000312708           365
                          -----------           ---
        Current Yield   =    $1.00        x      7     =    1.63%


                         [1+$.000312708] 365/70
                         ----------------------
   Effective Yield   =          $1.00             -     1     =    1.64%

      In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

      Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

      Average Annual Total Return is computed as follows:

                                  ERV = P(1+T)(n)

        Where:        P        =   a hypothetical initial payment of $1,000
                      T        =   average annual total return
                      n        =   number of years
                      ERV      =   ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

      For example, for a $1,000 investment in the Funds' Class A and Class B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                       Ending Redeemable         Ending Redeemable
                                             Value                     Value
Fund                                        Class A                   Class B
----                                        -------                   -------
Small Company Growth Fund                    $  900                    $  896
Growth Stock Fund                               754                       752
Balanced Fund                                   908                       906
Federal Securities Fund                       1,070                     1,069
Money Market Fund                             1,036                       N/A

      The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                                              Small Company Growth Fund
                          -------------------------------------------------------------------
                          1 Year                       5 Years                       10 Years
                          ------                       -------                       --------
Class A                  -10.03%                        2.36%                          9.62%
Class B                  -10.38%                        2.25% (k)                      9.56% (k)

                                                 Growth Stock Fund
                          -------------------------------------------------------------------
                          1 Year                       5 Years                       10 Years
                          ------                       -------                       --------
Class A                  -24.64%                        8.97%                         10.40%
Class B                  -24.80%                        8.89% (k)                     10.36% (k)

                                                    Balanced Fund
                          -------------------------------------------------------------------
                          1 Year                       5 Years                       10 Years
                          ------                       -------                       --------
Class A                   -9.19%                        5.86%                          8.18%
Class B                   -9.39%                        5.79% (k)                      8.14% (k)

                                                 Federal Securities Fund
                          --------------------------------------------------------------------
                          1 Year                       5 Years                        10 Years
                          ------                       -------                       --------
Class A                   7.03%                         6.90%                          6.49%
Class B                   6.86%                         6.77% (k)                      6.42% (k)

                                                    Money Market Fund
                          ------------------------------------------------------------------
                          1 Year                      5 Years                       10 Years
                          ------                      -------                       --------
Class A                   3.64%                        4.95%                          4.53%

(k) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

      The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

      In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                               RECORD SHAREHOLDERS

      All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).

      As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

SMALL COMPANY GROWTH FUND

Class A

Keyport Life Insurance Company                                        11.56%
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                        75.80%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

GROWTH STOCK FUND

Class A

Independence Life and Annuity Company                                 16.34%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                        36.72%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                        38.37%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                5.01%
125 High Street
Boston, MA  02110

Class B

Keyport Life Insurance Company                                        81.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                18.41%
125 High Street
Boston, MA 02110

BALANCED FUND

Class A

Independence Life and Annuity Company                                 9.27%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                        40.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                        39.81%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                        88.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                11.38%
125 High Street
Boston, MA 02110

FEDERAL SECURITIES FUND

Class A

Independence Life and Annuity Company                                 18.82%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                        50.27%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                        22.39%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                        83.82%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                16.18%
125 High Street
Boston, MA 02110

MONEY MARKET FUND

Class A

Keyport Life Insurance Company                                        62.66%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                        19.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                11.39%
125 High Street
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

      The independent accountants for the Funds are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent accountants appearing in the December 31, 2001, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

      Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

      Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

      Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

      The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

      Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

      The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES

      A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

      The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

      Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

      A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

      Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

      GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

      The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

      The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.    Certificates may be issued at a premium or discount, rather than at par;

2. After issuance, Certificates may trade in the secondary market at a premium or discount;

3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

      Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

      The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

      Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

      When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

      Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

      Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

      The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

      The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

      The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

      FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

      FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

      To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

      A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

      A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

      It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

      The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

      The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

      Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

      The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS)

      A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

      Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

      Balanced Fund may invest in Equipment Trust Certificates.

      Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

      Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

      Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

      Balanced Fund may invest in Convertible Securities.

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

      Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

OPTIONS

      A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

      An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

      A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

      If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

      A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options

      There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

      If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

      The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Risks Associated with Futures

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

      When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

      A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

      If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

----------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

      For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

----------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

WARRANTS

      Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

      Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

      When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

      Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

      Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Galaxy VIP Asset Allocation Fund by Stein Roe Balanced Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Stein Roe Balanced Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Stein Roe Balanced Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/297M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                        GALAXY VIP ASSET ALLOCATION FUND

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Asset Allocation Fund will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the Galaxy VIP Asset Allocation Fund's advisor, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Asset Allocation Fund to, and the assumption of all of the liabilities of the Galaxy VIP Asset Allocation Fund by, the Stein Roe Balanced Fund, Variable Series, in exchange for shares of the Stein Roe Balanced Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Asset Allocation Fund in complete liquidation of the Galaxy VIP Asset Allocation Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel
                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        GALAXY VIP ASSET ALLOCATION FUND
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                    STEIN ROE BALANCED FUND, VARIABLE SERIES
                     c/o SteinRoe Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    4
PROPOSAL -- Acquisition of Galaxy VIP Asset Allocation Fund
            by Stein Roe Balanced Fund, Variable Series.....   11
  The Proposal..............................................   11
  Principal Investment Risks................................   11
  Information about the Acquisition.........................   11
GENERAL.....................................................   20
  Voting Information........................................   20
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Stein Roe Balanced
              Fund, Variable Series.........................  B-1
Appendix C -- Information Applicable to Class A Shares of
              Stein Roe Balanced Fund, Variable Series......  C-1


    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Asset Allocation Fund (the "Asset Allocation Fund") by the Stein Roe Balanced Fund, Variable Series (the "Balanced Fund," and together with the Asset Allocation Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Asset Allocation Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating

Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Asset Allocation Fund by the Balanced Fund. The Balanced Fund seeks high total investment return. If the Agreement and Plan of Reorganization is approved by the shareholders of the Asset Allocation Fund and the Acquisition occurs, the Asset Allocation Fund will transfer all of its assets and liabilities to the Balanced Fund in exchange for shares of the Balanced Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Asset Allocation Fund will be distributed pro rata to its shareholders. Please review this Proposal carefully. After the Acquisition, the Balanced Fund expects to change its name to "Liberty Asset Allocation Fund, Variable Series."

    In addition to offering shares in the Asset Allocation Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the SteinRoe Variable Investment Trust (the "SteinRoe Trust") or the Liberty Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    - The Prospectus of the Asset Allocation Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Asset Allocation Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Asset Allocation Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Asset Allocation Fund dated June 30, 2002.


    - The Statement of Additional Information of the Balanced Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


    The Asset Allocation Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating

Insurance Company that issued their Contract. Text-only versions of all the Asset Allocation Fund and Balanced Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Galaxy VIP and the SteinRoe Trust are recommending that the Balanced Fund acquire the Asset Allocation Fund. This means that the Balanced Fund would acquire all of the assets and liabilities of the Asset Allocation Fund in exchange for shares of the Balanced Fund. If the Acquisition is approved and consummated, shareholders of the Asset Allocation Fund will receive shares of the Balanced Fund with an aggregate net asset value equal to the aggregate net asset value of their Asset Allocation Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree. After the Acquisition, the Balanced Fund expects to change its name to "Liberty Asset Allocation Fund, Variable Series."

2.  WHY IS THE ACQUISITION BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment advisor to the Asset Allocation Fund, and Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Balanced Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of Galaxy VIP and the SteinRoe Trust recommend approval of the Acquisition because it offers shareholders of the Asset Allocation Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment objective similar to that of the Asset Allocation Fund. In reviewing the Acquisition, the Trustees also considered that based on estimated expense ratios as of June 30, 2002, shareholders of the Asset Allocation Fund are expected to experience a decrease in expenses.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/ Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?


The following tables allow you to compare the management fees and expenses of the Asset Allocation Fund and the Balanced Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Asset Allocation Fund for its last fiscal year (ended December 31, 2001) and for the Balanced Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                 BALANCED
                                          ASSET                    FUND
                                        ALLOCATION   BALANCED   (PRO FORMA
                                           FUND        FUND     COMBINED)
                                        ----------   --------   ----------
                                                     CLASS A     CLASS A
Management fee (%)                         0.84(1)     0.60(2)     0.60(2)
--------------------------------------------------------------------------
Distribution and service (12b-1) fees
  (%)                                      0.00        0.00        0.00
--------------------------------------------------------------------------
Other expenses (%)                         0.19        0.11        0.10
--------------------------------------------------------------------------
Total annual fund operating expenses
  (%)                                      1.03        0.71        0.70

---------------
(1) The Asset Allocation Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(2) The Balanced Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Asset Allocation Fund or the Balanced Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
ASSET ALLOCATION FUND                       $105     $328      $569      $1,259
--------------------------------------------------------------------------------
BALANCED FUND
Class A                                     $ 73     $227      $395      $  883
--------------------------------------------------------------------------------
BALANCED FUND (PRO FORMA COMBINED)
Class A                                     $ 72     $224      $390      $  871
--------------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Asset Allocation Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Balanced Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE ASSET ALLOCATION FUND AND THE BALANCED FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

        ASSET ALLOCATION FUND                        BALANCED FUND
INVESTMENT GOAL:  The Asset              INVESTMENT GOAL:  The Balanced Fund
Allocation Fund seeks a high total       seeks high total investment return.
return by providing both a current
level of income that is greater than
that provided by the popular stock
market averages, as well as long-term
growth in the value of the Fund's
assets.


        ASSET ALLOCATION FUND                        BALANCED FUND
PRINCIPAL INVESTMENT STRATEGIES:  The    PRINCIPAL INVESTMENT STRATEGIES:  The
Asset Allocation Fund seeks to           Balanced Fund seeks to achieve its
achieve its goal as follows:             goal as follows:
- The Fund aims to provide income        - The Fund's investment advisor
  that is higher than the average          allocates the Fund's assets among
  income provided by stocks included       various classes of equity and debt
  in the popular stock market              securities, including: large cap
  averages, which the investment           growth stocks; large cap value
  advisor interprets to mean the Dow       stocks; mid cap growth stocks; mid
  Jones Industrial Average of 30           cap value stocks; small cap growth
  major companies and the S&P 500.         stocks; small cap value stocks;
  Due to the Fund's expenses,              real estate investment trusts
  however, net income may be less          ("REITs"); foreign stocks;
  than that. The Fund also seeks           investment grade bonds; and non-
  long-term growth in the value of         investment grade bonds. Each asset
  its assets.                              class is managed by a separate
                                           portfolio manager or team with
- The investment advisor attempts to       experience in investing in that
  achieve these goals and reduce risk      particular class.
  by allocating the Fund's assets
  among short-term debt securities,      - The Fund's lead portfolio manager
  common stocks, preferred stocks and    will allocate the Fund's assets among
  bonds.                                   the various asset classes. The lead
                                           portfolio manager will adjust the
- The Fund seeks a mix of stocks and       number of asset classes, as well as
  bonds that will produce both income      the portion of the Fund's assets
  and long-term capital growth. This       allocated to each asset class, from
  mix will change from time to time        time to time, based on his
  as a result of economic and market       assessment of such factors as
  conditions. However, the Fund keeps      relative attractiveness, valuation,
  at least 25% of its assets in fixed      fundamentals, quantitative
  income investments, including debt       analyses, economic and market
  securities and preferred stocks, at      expectations, and recommendations
  all times.                               of the investment strategy group of
                                           Columbia, the parent company of the
- Debt securities purchased by the         Fund's advisor.
  Fund will be of investment grade
  quality, which means that they will    - In selecting equity securities, the
  have one of the top four ratings         Fund's investment advisor favors
  assigned by Standard & Poor's            stocks with long-term growth
  ("S&P") or Moody's Investors             potential that are expected to
  Service, Inc. ("Moody's") or will        outperform their peers over time.
  be unrated securities which the          The advisor also forecasts the
  investment advisor has determined        direction and degree of change in
  to be of comparable quality. When        long-term interest rates to help in
  deemed appropriate by the                the selection of debt securities.
  investment advisor,                      Investment grade debt securities

        ASSET ALLOCATION FUND                        BALANCED FUND
  however, the Fund may invest up to       purchased by the Fund will have one
  10% of its net assets in                 of the top four ratings assigned by
  non-investment grade debt                Standard & Poor's Ratings Group
  securities, also known as "junk          ("S&P") or Moody's Investors
  bonds." Occasionally, the rating of      Service, Inc. ("Moody's"), or will
  a security held by the Fund may be       be unrated securities determined by
  downgraded to below investment           the advisor to be of comparable
  grade. If that happens, the Fund         quality. When deemed appropriate by
  does not have to sell the security       the advisor, however, the Fund may
  unless the investment advisor            invest up to 10% of its net assets
  determines that under the                in non- investment grade debt
  circumstances the security is no         securities (also known as "junk
  longer an appropriate investment         bonds"). The Fund keeps at least
  for the Fund. However, the Fund          25% of its total assets in fixed
  will sell promptly any securities        income investments, including debt
  that are not rated investment grade      securities and preferred stocks, at
  by S&P or Moody's if the securities      all times.
  exceed 5% of the Fund's net assets.
                                         - The Fund may invest up to 25% of
- In selecting portfolio investments     its net assets in foreign securities
  for the Fund, the investment             and up to 10% of its net assets in
  advisor's investment policy              REITs.
  committee develops an economic
  outlook and sets guidelines for the    - At times, the advisor may maintain
  industries and sectors in which the      cash positions for liquidity
  Fund should invest. In selecting         purposes, temporary defensive
  equity securities, the investment        purposes, or to implement the
  advisor favors stocks with               Fund's active allocation strategy.
  long-term growth potential that are
  expected to outperform their peers     - The Fund will sell a portfolio
  over time. The investment advisor      security when, as a result of changes
  also forecasts the direction and         in the economy, the advisor
  degree of change in long-term            determines it is appropriate to
  interest rates to help in the            revise the allocation of the Fund's
  selection of fixed income                assets between stocks and bonds. A
  securities. From time to time, the       security may also be sold as a
  Fund may emphasize particular            result of an actual or expected
  market sectors, such as technology,      deterioration in the performance of
  in attempting to achieve its             the security or in the financial
  investment objective.                    condition of the issuer of the
                                           security.
- The Fund will sell a security when,
  as a result of changes in the          - As part of its investment strategy,
  economy, the Fund's investment         the Fund may buy and sell securities
  advisor determines it appropriate        frequently. Frequent trading of
  to revise the allocation of the          investments usually increases the
  Fund's assets between stocks and         chance that the Fund will pay
  bonds. A security may also be sold       investors short-term capital gains
  as a result of a deterioration in        (which are taxable at higher rates
  the performance of the security or       than long-term
  in the

        ASSET ALLOCATION FUND                        BALANCED FUND
  financial condition of the issuer        capital gains). Frequent trading
  of the security.                         could also mean higher brokerage
                                           commissions and other transaction
- The Fund may invest up to 25% of         costs, which could reduce the
  its net assets in foreign                Fund's returns.
  securities.
- The Fund may invest up to 10% of
  its net assets in exchange-traded
  funds, such as iShares(TM).
  Exchange-traded funds are shares of
  investment companies which are
  traded like traditional equity
  securities on a national securities
  exchange or the NASDAQ(R) National
  Market System. iShares, which are
  traded on the American Stock
  Exchange (AMEX), are shares of an
  investment company that invests
  substantially all of its assets in
  securities included in specified
  indices, including the Morgan
  Stanley Capital International
  indices for various countries and
  regions.
- The Fund may invest up to 10% of
  its net assets in derivative
  instruments, such as options,
  futures and foreign currencies, for
  the purpose of hedging its
  portfolio.


The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:


    - Unlike the Balanced Fund, the Asset Allocation Fund, as a principal investment strategy, invests to a limited extent in exchange traded funds, such as iShares, and derivatives, such as futures and options.


    - As a fundamental investment policy, which may not be changed without approval of a majority of the outstanding voting shares, defined as the lesser of the vote of 67% or more of the shares present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy, or more than 50% of the outstanding shares, the Balanced Fund may not purchase the securities of any one issuer if more than 10% of outstanding voting securities of such issuer would at the time be held by the Fund. The Asset Allocation Fund is not subject to such an investment restriction.

    - The Asset Allocation Fund is subject to the following fundamental investment policies. The Balanced Fund is subject to similar restrictions, but as non-fundamental investment policies. Under these fundamental investment policies, the Asset Allocation Fund may not (1) mortgage, pledge, or hypothecate any assets except in connection with borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing (the Balanced Fund may also mortgage, pledge or hypothecate assets in connection with options, futures and options on futures); (2) invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable (the Balanced Fund may not invest more than 15% of its net assets in such instruments); (3) purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position; (4) purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act; and (5) invest in companies for the purpose of exercising management or control.

Except as noted above, the Funds are both subject to similar fundamental and non-fundamental investment policies. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5.  WHAT CLASS OF BALANCED FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION
    OCCURS?

If the Acquisition occurs, shareholders of the Asset Allocation Fund will receive Class A shares of the Balanced Fund. As with Asset Allocation Fund shares, Class A shares of the Balanced Fund are not subject to any 12b-1 fees or sales charges. Please see Appendix C for more information on Class A shares of the Balanced Fund.

Contract owners may not purchase or redeem shares of the Balanced Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                           PROPOSAL -- ACQUISITION OF
                        GALAXY VIP ASSET ALLOCATION FUND
                  BY STEIN ROE BALANCED FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Asset Allocation Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Asset Allocation Fund, the SteinRoe Trust, on behalf of the Balanced Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Balanced Fund, and how do they compare with those of the Asset Allocation Fund?


    The Balanced Fund is subject to market risk, management risk, interest rate risk, issuer risk, structure risk, prepayment risk, equity risk, and the risks associated with investing in foreign securities, growth stocks, value stocks, smaller companies, mid-cap companies, REITs, and lower-rated debt securities which are the risks to which the Asset Allocation Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Balanced Fund, please see Appendix C. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of the Asset Allocation Fund, the Acquisition is expected to occur on or around April 7, 2003, or on such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


    - The Asset Allocation Fund will transfer all of the assets and liabilities attributable to its shares to the Balanced Fund in exchange for shares of the Balanced Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of the Balanced Fund received by the Asset Allocation Fund will be distributed to the shareholders of the Asset Allocation Fund pro rata in accordance with their percentage ownership of the Asset Allocation Fund in full liquidation of the Asset Allocation Fund.

    - After the Acquisition, the Asset Allocation Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - The Acquisition requires approval by the Asset Allocation Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the SteinRoe Trust.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in the Asset Allocation Fund among other investments available through their Contract prior to or following the Acquisition.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Asset Allocation Fund will receive Class A shares of the Balanced Fund. In comparison to your Asset Allocation Fund shares, Class A shares of the Balanced Fund issued in connection with the Acquisition will have the following characteristics:

    - The Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Asset Allocation Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Balanced Fund of the SteinRoe Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Asset Allocation Fund, and Stein Roe, the investment advisor to the Balanced Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the SteinRoe Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP and the SteinRoe Trust, including all Trustees who are not "interested persons" of those Trusts, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Asset Allocation Fund to enter into the Acquisition:

    - The Acquisition is intended to create a larger fund with an investment objective similar to that of the Asset Allocation Fund.

    - Based on estimated expense ratios as of June 30, 2002, expenses are expected to decrease as a percentage of fund assets.

    The Trustees considered that most Contract owners with investments in the Asset Allocation Fund who do not want to become investors in the Balanced Fund could reallocate their investment in the Asset Allocation Fund among other investments available through their Contract prior to or following the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Balanced Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for shares of the Asset Allocation Fund since it commenced operations, and for the ten-year period ending December 31, 2001 for Class A shares of the Balanced Fund. They

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                             ASSET ALLOCATION FUND
[ASSET ALLOCATION FUND CHART]

                                                                         ASSET ALLOCATION FUND
                                                                         ---------------------
1994                                                                             -2.15
1995                                                                             29.72
1996                                                                             14.65
1997                                                                             19.03
1998                                                                             17.51
1999                                                                              7.06
2000                                                                              2.17
2001                                                                             -7.47

The Fund's year-to-date total return through September 30, 2002, was -20.73%. For period shown in bar chart:
Best quarter: 4th quarter 1998, +11.31%
Worst quarter: 3rd quarter 2001, -8.15%

                                 BALANCED FUND
[BALANCED FUND CHART]

                                                                             BALANCED FUND
                                                                             -------------
1992                                                                              7.53
1993                                                                              9.29
1994                                                                             -3.19
1995                                                                             25.47
1996                                                                             15.63
1997                                                                             16.82
1998                                                                             12.54
1999                                                                             12.53
2000                                                                             -1.02
2001                                                                             -9.19

The Fund's year-to-date total return through September 30, 2002, was -16.49%. For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2001, -8.96%

    The following tables list each Fund's average annual total return for the one-year, five-year and life-of-fund periods ended December 31, 2001 for shares of the Asset Allocation Fund, and for the one-year, five-year and ten-year periods ended December 31, 2001 for Class A shares of the Balanced Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.



ASSET ALLOCATION FUND(3)



                                       INCEPTION                         LIFE OF
                                          DATE        1 YEAR   5 YEARS    FUND
Shares (%)                               2/6/93        -7.47     7.20      9.10
--------------------------------------------------------------------------------
S&P 500 (%)                               N/A         -11.88    10.70     13.56(4)
--------------------------------------------------------------------------------
DJIA (%)                                  N/A          -7.10     9.22     13.23(4)


---------------

(3) The Asset Allocation Fund's returns are compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the Dow Jones Industrial Average (DJIA), an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.



(4) Index performance information is from January 31, 1993 to December 31, 2001.



BALANCED FUND(5)



                                         INCEPTION
                                           DATE     1 YEAR   5 YEARS   10 YEARS
Class A (%)                               1/1/89     -9.19     5.86      8.18(6)
-------------------------------------------------------------------------------
S&P 500 Index (%)                          N/A      -11.88    10.70     12.93
-------------------------------------------------------------------------------
Lehman Brothers Index (%)                  N/A        8.50     7.37      7.27
-------------------------------------------------------------------------------
Lipper Average (%)                         N/A       -2.93     8.04      9.24


---------------

(5) The Balanced Fund's returns are compared to the S&P 500, an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies. The Balanced Fund's returns are also compared to the Lehman Brothers Government/Credit Index ("Lehman Brothers Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Balanced Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category ("Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund.



(6) The 10-year data for the Balanced Fund covers periods prior to the inception of the Asset Allocation Fund. From the date of inception of the Asset Allocation Fund (2/6/93), the average annual total returns for the Balanced Fund would be 8.03%.

  Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Asset Allocation Fund and the Balanced Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Asset Allocation Fund by the Balanced Fund at net asset value as of that date.

                                                                             BALANCED FUND
                           ASSET ALLOCATION                    PRO FORMA       PRO FORMA
                                 FUND         BALANCED FUND   ADJUSTMENTS     COMBINED(A)
                           ----------------   -------------   ------------   -------------
Class A
Net asset value..........                     $195,159,796    $ 46,260,025   $241,419,821
Shares outstanding.......                       17,384,680       4,119,325     21,504,005
Net asset value per
  share..................                     $      11.23                   $      11.23
Class B
Net asset value..........                     $ 46,931,327              --   $ 46,931,327
Shares outstanding.......                        4,195,499              --      4,195,499
Net asset value per
  share..................                     $      11.19                   $      11.19
Shares
Net asset value..........    $46,260,025                      $(46,260,025)            --
Shares outstanding.......      3,984,527                        (3,984,527)            --
Net asset value per
  share..................    $     11.61                                               --

---------------
(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Balanced Fund will be received by the shareholders of the Asset Allocation Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Balanced Fund that actually will be received on or after such date.

Financial Highlights of the Balanced Fund


    The financial highlights tables will help you understand the financial performance of the Balanced Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year or period ended December 31, 2001, 2000 and 1999 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Balanced Fund's financial statements, is included in the Balanced Fund's annual report, which is available upon request. The information for the fiscal year ended December 31, 1998 and 1997 was audited by the Balance Fund's former accountants, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Selected data for a Class A share outstanding throughout each period.

                       (UNAUDITED)
                       SIX MONTHS
                          ENDED                             YEAR ENDED DECEMBER 31,
                        JUNE 30,        ----------------------------------------------------------------
                          2002            2001          2000          1999          1998          1997
                       -----------      --------      --------      --------      --------      --------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............   $  13.86        $  16.35      $  17.80      $  17.14      $  16.81      $  16.28
                        --------        --------      --------      --------      --------      --------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income(a)...........       0.18            0.39(b)       0.45          0.28          0.48          0.53
Net realized and
 unrealized gain
 (loss) on
 investments, foreign
 currency and futures
 contracts...........      (1.05)          (1.86)(b)     (0.63)         1.74          1.48          1.96
                        --------        --------      --------      --------      --------      --------
 Total from
   Investment
   Operations........      (0.87)          (1.47)        (0.18)         2.02          1.96          2.49
                        --------        --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
 DECLARED TO
 SHAREHOLDERS:
From net investment
 income..............      (0.41)          (0.45)        (0.47)        (0.47)        (0.51)        (0.56)
From net realized
 capital gains.......         --           (0.57)        (0.80)        (0.89)        (1.12)        (1.40)
                        --------        --------      --------      --------      --------      --------
 Total Distributions
   Declared to
   Shareholders......      (0.41)          (1.02)        (1.27)        (1.36)        (1.63)        (1.96)
                        --------        --------      --------      --------      --------      --------
NET ASSET VALUE, END
 OF PERIOD...........   $  12.58        $  13.86      $  16.35      $  17.80      $  17.14      $  16.81
                        ========        ========      ========      ========      ========      ========
Total return(c)(d)...      (6.45)%(e)      (9.19)%       (1.02)%       12.53%        12.54%        16.82%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(f)..........       0.69%(g)        0.71%         0.64%         0.63%(h)      0.65%         0.66%
Net investment
 income(f)...........       2.67%(g)        2.68%(b)      2.66%         2.60%(h)      3.00%         3.18%
Portfolio turnover
 rate................         28%(e)          57%           39%           43%           61%           44%
Net assets, end of
 period (000's)......   $235,599        $279,493      $376,183      $425,005      $361,823      $325,033

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g) Annualized.

(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

  Federal Income Tax Consequences

    The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Asset Allocation Fund and the Balanced Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Asset Allocation Fund or the shareholders of the Asset Allocation Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Balanced Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Asset Allocation Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Balanced Fund shares you receive will include the holding period for your Asset Allocation Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Balanced Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Balanced Fund's tax basis in the assets that the Balanced Fund receives from the Asset Allocation Fund will be the same as the Asset Allocation Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Balanced Fund's holding period in such assets will include the Asset Allocation Fund's holding period in such assets.

    The opinion is, and the confirming letter will be, based on certain factual certifications made by officers of Galaxy VIP and the SteinRoe Trust. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Asset Allocation Fund, the SteinRoe Trust, on behalf of the Balanced Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Asset Allocation Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/ Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Asset Allocation Fund means the lesser of (a) the holders of 67% or more of the shares of the Asset Allocation Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Asset Allocation Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Balanced Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

    The Trustees of Galaxy VIP are soliciting proxies from the shareholders of the Asset Allocation Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/ Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Asset Allocation Fund had 3,715,956 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Asset Allocation Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Asset Allocation Fund as tellers for the Meeting (the "Tellers"). More than fifty percent (50%) of the shares of the Asset Allocation Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Asset Allocation Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted in favor of the Proposal, and therefore they will have the same effect as if they cast votes against the Proposal.

    Share Ownership. As of December 2, 2002, the SteinRoe Trust believes that the officers and Trustees of the SteinRoe Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Balanced Fund and of the SteinRoe Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Asset Allocation Fund and of Galaxy VIP as a whole. As of December 2,

2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:


                                                        PERCENTAGE OF     PERCENTAGE OF
                                                         OUTSTANDING       OUTSTANDING
                                                          SHARES OF         SHARES OF
                                                         CLASS OWNED       CLASS OWNED
                                                            BEFORE            UPON
                                                         CONSUMMATION     CONSUMMATION
FUND AND CLASS         SHAREHOLDER NAME AND ADDRESS     OF ACQUISITION   OF ACQUISITION*
--------------         ----------------------------     --------------   ---------------
ASSET ALLOCATION
  FUND
                    American Skandia                        96.09%+          18.19%
                    One Corporate Drive
                    P.O. Box 883
                    Shelton, CT 06484-0883
BALANCED FUND
CLASS A             Independence Life and Annuity           10.33%            8.38%
                    Company
                    695 George Washington Highway
                    Lincoln, RI 02865-4257
                    Keyport Life Insurance Company          39.80%+         32.27%+
                    Variable Account A
                    125 High Street
                    Boston, MA 02110
                    Keyport Life Insurance Company          39.71%+         32.20%+
                    KMA Variable Account
                    125 High Street
                    Boston, MA 02110
CLASS B             Keyport Life Insurance Company          87.51%+         87.51%+
                    Variable Account A
                    125 High Street
                    Boston, MA 02110
                    Keyport Benefit Life Insurance          12.00%           12.00%
                    Company
                    125 High Street
                    Boston, MA 02110


---------------

* Indicates the percentage of Balanced Fund shares to be owned of record or beneficially upon consummation of the Acquisition on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Asset Allocation Fund or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the Asset Allocation Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisition described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If the Asset Allocation Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Asset Allocation Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of the Asset Allocation Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Asset Allocation Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the SteinRoe Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the SteinRoe Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the SteinRoe Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.


    Advisors' and Underwriter's Addresses. The address of the Asset Allocation Fund's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of the Balanced Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of the Balanced Fund's sub-advisor, Nordea Investment Management North America, Inc., is 437 Madison Avenue, 22nd Floor, New York, New York 10022. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Asset Allocation Fund (the "Acquired Fund"), a series of the Trust, SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 9, 1987, as amended, on behalf of the Stein Roe Balanced Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe Balanced Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (l) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the

            Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the

            Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to SteinRoe Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP
                                           Asset Allocation Fund


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           STEINROE VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Stein Roe Balanced
                                           Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                    STEIN ROE BALANCED FUND, VARIABLE SERIES

PORTFOLIO MANAGER'S DISCUSSION

    Stein Roe Balanced Fund, Variable Series seeks high total investment return.

    Harvey B. Hirschhorn, executive vice president, chief economist and investment strategist of Stein Roe & Farnham Incorporated, is the Fund's portfolio manager.

    Nordea Securities, Inc. (Nordea) manages the Fund's foreign equity holdings. Nordea is a direct wholly owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions. The firm's investment decisions for the Fund are made by an investment team.

IN 2001 BOND PERFORMANCE WAS STRONG

    The year 2001 was one in which bonds significantly outperformed equities. For the 12-month period that ended December 31, 2001 the bond market, as measured by the Lehman Brothers Government/Credit Index, posted a return of 8.50%. The S&P 500 Index, which is comprised solely of stocks, declined 11.88% during the same period. During times like these when the overall stock market is performing poorly and the bond market is enjoying relatively good performance, we expect the Fund's returns to lie between those of the S&P 500 Index and the Lehman Brothers Government/Credit Index.

AN EMPHASIS ON HIGH QUALITY COMPANIES

    In the equity portion of the portfolio (56% of net assets), we had been leaning toward high quality growth companies. Given the overall decline of growth stocks within the market, we had taken some steps to reduce our overall position in these companies. Still, we retained some large holdings in the Fund's portfolio. We saw poor performance from many high quality growth names in sectors ranging from technology and media (Intel and AOL Time Warner at 1.3% and 1.2% of net assets, respectively) to financial services and capital goods (Citigroup and General Electric at 2.0% and 1.2% of net assets, respectively).

    Overall declines in these and other holdings combined to offset some of the strong performances from our positions in General Dynamics (0.3% of net assets), Raytheon (0.3% of net assets) and Concord EFS (0.8% of net assets).

FIXED INCOME SECURITIES HELPED FUND PERFORMANCE

    During this reporting period, we have been positioned very aggressively at times in the fixed income portion of the portfolio (36% of net assets). A year ago we had more Treasuries in the portfolio, but early in the year we started to diversify the portfolio with corporate bonds. As the year progressed, we increased our holdings in mortgages and other corporate bonds and decreased exposure to Treasuries as yield spreads widened. We increased the fund's duration to 20% greater than the market. During the fourth quarter of 2001, the bond market experienced a substantial rally. During this rally, we sold some fixed income securities and brought the fund's duration to within 95% of the market. Our investment strategy as it relates to fixed income securities has generally yielded good results.

THE MONTHS AHEAD

    Economists at the National Bureau of Economic Research announced at the end of November that the US economy entered a recession in March 2001. We believe that the tragic events of September 11, 2001 may have accelerated and deepened the effects of this recession.

    On the positive side, the government has been moving aggressively. When the year began, the Federal Reserve's short-term interest rate was 6%. By the end of 2001, the Fed had reduced it to 1.75%. Congress has been moving to introduce more stimulus packages. While all of these economic stimuli suggest more of a v-shaped economic recovery, we are not looking for the bounce back from the recession to be in the historic 5 to 7 percent range. Instead we are anticipating a growth rate in the 3 to 4 percent range. We believe recovery may begin before the end of the first quarter in 2002.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Investing in fixed income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Holdings and sectors are disclosed as of December 31, 2001, and are subject to change.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                              1 YEAR    5 YEARS    10 YEARS
                                              ------    -------    --------
Class A (1/1/89)............................   -9.19      5.86       8.18
Class B (6/1/00)(1).........................   -9.39      5.79       8.14
---------------------------------------------------------------------------
S&P 500 Index...............................  -11.88     10.70      12.93
---------------------------------------------------------------------------
Lehman Brothers Government/Credit Index.....    8.50      7.37       7.27
---------------------------------------------------------------------------

---------------

Inception date of share class is in parentheses.

(1) Class B share (newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

VALUE OF A $10,000 INVESTMENT, 12/31/91 -- 12/31/01
[INVESTMENT COMPARISON LINE GRAPH]

                                                                                                                    LEHMAN
                                                                                                                   BROTHERS
                                                                                                              GOVERNMENT/CREDIT
                                           CLASS A SHARES         CLASS B SHARES         S&P 500 INDEX              INDEX
                                           --------------         --------------         -------------        -----------------
1991                                            10000                  10000                  10000                  10000
                                                 9984                   9984                   9748                   9850
                                              10039.9                10039.9                9933.21                10248.9
                                              10352.2                10352.1                10246.1                10750.1
1992                                          10753.8                10753.8                10760.5                10758.7
                                              11225.9                11225.9                11229.6                  11259
                                              11268.6                11268.6                11283.5                11596.8
                                              11551.4                11551.4                11574.6                11980.6
1993                                          11752.4                11752.4                11843.2                11945.9
                                              11438.6                11438.6                11394.3                  11572
                                              11349.4                11349.4                11442.2                11428.5
                                                11565                  11565                12000.5                11485.6
1994                                          11378.8                11378.8                11998.1                11528.1
                                              12102.5                12102.5                13165.6                12102.2
                                              12990.8                12990.9                14420.2                12887.6
                                              13654.7                13654.7                15565.2                13133.8
1995                                          14278.7                14278.7                16502.2                13745.8
                                                14867                  14867                17388.4                13424.2
                                              15211.9                15211.9                18167.4                13487.3
                                                15577                  15577                18728.8                13724.6
1996                                          16510.1                  16510                20288.9                14144.6
                                              16429.2                16429.2                20834.7                  14023
                                              18024.4                18024.4                24468.2                14533.4
                                              19206.8                19206.8                26300.9                15042.1
1997                                          19287.5                19287.5                27055.7                15524.9
                                              20477.5                20477.5                30827.3                15760.9
                                              20553.3                20553.3                31850.8                16173.8
                                              19311.9                19311.9                28691.2                16974.4
1998                                          21704.6                21704.6                34796.7                16996.5
                                              22145.2                22145.2                36529.5                16792.5
                                              22871.6                22871.6                39101.2                16607.8
                                              22391.3                22391.3                36665.2                16697.5
1999                                          24422.2                24422.2                42117.3                  16629
                                              25311.1                25311.1                43081.8                17076.4
                                              24868.2                  24853                41935.8                  17324
                                              25238.7                25223.3                  41529                17821.2
2000                                          24173.7                24143.8                38281.5                  18600
                                              22205.9                22161.5                33745.1                19195.2
                                              22792.2                22731.1                35719.2                19252.8
                                                20750                20687.6                30479.2                20169.2
2001                                            21947                  21871                  33734                  20181

NET ASSET VALUE ($)

                                                      12/31/00    12/31/01
                                                      --------    --------
Class A.............................................   16.35       13.86
Class B.............................................   16.33       13.81

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

                                                                      APPENDIX C

                  INFORMATION APPLICABLE TO CLASS A SHARES OF
                    STEIN ROE BALANCED FUND, VARIABLE SERIES

    SteinRoe Variable Investment Trust ("Trust") includes five separate mutual funds, including the Stein Roe Balanced Fund, Variable Series ("Fund"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of Stein Roe & Farnham Incorporated ("Stein Roe"), the Fund's investment advisor.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    FOREIGN SECURITIES are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

    INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

    Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


    VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



    GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



    The securities issued by MID-CAP COMPANIES may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.



    SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



    Because it invests in REITS, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.



    LOWER-RATED DEBT SECURITIES commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.



    STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. PREPAYMENT RISK is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yield securities. EXTENSION RISK is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

Investment Advisor: Stein Roe & Farnham Incorporated

    Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2002, Stein Roe managed over $14.8 billion in assets.

    Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). Columbia is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

    For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund equaled 0.45% of the average daily net assets of the Fund.

Investment Sub-Advisor and Portfolio Managers

    Nordea Investment Management North America, Inc. ("NIMNAI"), located at 437 Madison Avenue, 22ndFloor, New York, New York 10022, is the Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Stein Roe shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by NIMNAI.


    NIMNAI replaced Nordea Securities, Inc. ("NSI") as the Fund's investment sub-advisor effective January 1, 2002. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly-owned subsidiary of Nordea AB, NSI's ultimate parent. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. In its duties as investment sub-advisor, NIMNAI manages a portion of the Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2002, NIMNAI managed over $28 billion in assets.

    Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Fund.

    Harvey B. Hirschhorn, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Fund since 1996. Mr. Hirschhorn joined Stein Roe and has managed various other funds for Stein Roe since 1973. He holds an A.B. degree from Rutgers University and a M.B.A. degree from the University of Chicago, and is a chartered financial analyst.


    Mr. Hirschhorn is responsible for allocating the Fund's assets among various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:



  Large cap growth stocks:          Alexander S.
                                    Macmillan
  Large cap value stocks:           Scott Schermerhorn
  Mid cap growth stocks:            Richard J. Johnson
  Mid cap value stocks:             Daniel K. Cantor
  Small cap growth stocks:          William M. Garrison
  Small cap value stocks:           Stephen D. Barbaro
  Real estate investment trusts:    David W. Jellison
  Foreign stocks:                   NIMNAI (Sub-Advisor)
  Investment grade bonds:           Michael T. Kennedy
  Non-investment grade bonds:       Jeffrey L. Rippey



    Alexander S. Macmillan, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the large cap growth stocks category. Mr. Macmillan also is a Senior Vice President of Columbia Management Co. ("CMC"), an affiliate of Stein Roe, which he joined in 1989. He received an M.B.A. degree from the Amos Tuck School of Dartmouth College in 1980.



    Scott Schermerhorn, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also is a Senior Vice President of Colonial Management Associates, Inc. ("Colonial"), an affiliate of Stein Roe, and prior thereto he was head of the value team at Federated Investors from May 1996 to October 1998.



    Richard J. Johnson, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. Mr. Johnson also is Chief Investment Officer at CMC. Prior to joining CMC, Mr. Johnson served as Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA in 1990.



    Daniel K. Cantor, CFA, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the mid cap value stocks category. Mr. Cantor also is a Senior Vice President of Colonial. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995.



    William M. Garrison, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the small cap growth stocks category. Mr. Garrison has been employed by Stein Roe since 1989 and has managed various investment portfolios since 1998.



    Stephen D. Barbaro, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the small cap value stocks category. Mr. Barbaro also is a Senior Vice President of Fleet Investment Advisors Inc. (Fleet), an affiliate of Stein Roe. Mr. Barbaro has been with Fleet and its predecessors since 1976.



    David W. Jellison, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the REITs category. Mr. Jellison also is a Vice President of CMC, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984.



    Michael T. Kennedy, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the investment grade bonds category. Mr. Kennedy has been employed by Stein Roe since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. degree from Northwestern University.



    Jeffrey L. Rippey, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. Mr. Rippey also is a Senior Vice President of CMC, which he joined in 1981. Mr. Rippey is a 1978 graduate of Pacific Lutheran University.


MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 2 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Futures and Options. The Fund may use futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance its return. The Fund also uses futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

    Short Sales. The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

    Portfolio Turnover. There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if the advisor believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

 Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

 How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually

4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

 Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

 Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 4

                       STEINROE VARIABLE INVESTMENT TRUST

                    STEIN ROE BALANCED FUND, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Galaxy VIP Asset Allocation Fund (the "Acquired Fund"), a series of The Galaxy VIP Fund, by the Stein Roe Balanced Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust.


      This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.    Additional Information about the Acquiring Fund and the Acquired Fund   2
II.   Financial Statements                                                    2

I.    Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2002.

      Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquiring Fund, which reports contain historical financial information regarding the Acquiring Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquired Fund, which reports contain historical financial information regarding the Acquired Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

                        GALAXY VIP ASSET ALLOCATION FUND
                                       AND
                    STEIN ROE BALANCED FUND, VARIABLE SERIES

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of June 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended June 30, 2002 presents the results of operations of the Stein Roe Balanced Fund, Variable Series as if the combination with the Galaxy VIP Asset Allocation Fund had been consummated at July 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at July 1, 2001. These historical statements have been derived from the books and records of the Galaxy VIP Asset Allocation Fund and the Stein Roe Balanced Fund, Variable Series utilized in calculating daily net asset values at June 30, 2002, and for the twelve-month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of the Galaxy VIP Asset Allocation Fund to the Stein Roe Balanced Fund, Variable Series in exchange for the assumption by the Stein Roe Balanced Fund, Variable Series of all of the liabilities of the Galaxy VIP Asset Allocation Fund and for a number of shares of the Stein Roe Balanced Fund, Variable Series equal in value to the value of the net assets of the Galaxy VIP Asset Allocation Fund transferred to the Stein Roe Balanced Fund, Variable Series. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Stein Roe Balanced Fund, Variable Series for pre-combination periods will not be restated.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Galaxy VIP Asset Allocation Fund and the Stein Roe Balanced Fund, Variable Series incorporated by reference in this Statement of Additional Information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    STEIN ROE
                                                                                                                     BALANCED
                                                          STEIN ROE          GALAXY VIP                                FUND
                                                           BALANCED       ASSET ALLOCATION      PRO FORMA           PRO FORMA
                                                           FUND VS              FUND            ADJUSTMENTS         COMBINED
                                                        --------------    ----------------      -----------         ---------
ASSETS
Investments, at cost                                     $ 290,328,711      $  60,194,221                         $ 350,522,932
                                                         -------------      -------------                         -------------
Investments, at value                                    $ 286,686,282      $  58,846,267                         $ 345,532,549
Cash                                                             1,819                777                                 2,596
Foreign currency (cost of $461,268; $0 respectively)           474,020                 --                               474,020
Receivable for:
   Investments sold                                          1,406,860                 --                             1,406,860
   Fund shares sold                                          1,086,513                 --                             1,086,513
   Interest and dividends                                    1,380,706            363,094                             1,743,800
   Futures variation margin                                      1,219                 --                                 1,219
Expense reimbursement due from Distributor                       4,058                 --                                 4,058
Deferred Trustees' compensation plan                             1,315                 --                                 1,315
                                                         -------------      -------------                         -------------
     Total Assets                                          291,042,792         59,210,138                           350,252,930
                                                         -------------      -------------                         -------------

LIABILITIES
Payable for:
   Investments purchased                                     1,199,594                 --                             1,199,594
   Fund shares repurchased                                     605,936             32,958                               638,894
   Administration fee                                           36,550              9,053                                45,603
   Management fee                                              112,001             37,827                               149,828
   Trustees' fee                                                   731              2,495                                 3,226
   Pricing and bookkeeping fee                                   3,250                 --                                 3,250
   Transfer agent fee                                              595                 --                                   595
Deferred Trustees' fee                                           1,315                 --                                 1,315
Other liabilities                                               73,729             25,961                                99,690
                                                         -------------      -------------                         -------------
     Total Liabilities                                       2,033,701            108,294                             2,141,995
                                                         -------------      -------------                         -------------
NET ASSETS                                               $ 289,009,091      $  59,101,844                         $ 348,110,935
                                                         =============      =============                         =============

Paid in capital                                          $ 296,909,182      $  64,323,910                         $ 361,233,092
Undistributed net investment income                          3,983,285             28,378                             4,011,663
Accumulated net realized loss                               (8,205,652)        (3,902,490)                          (12,108,142)
Net unrealized depreciation on:
   Investments                                              (3,642,429)        (1,347,954)                           (4,990,383)
   Foreign currency translations                                20,160                 --                                20,160
   Futures Contracts                                           (55,455)                --                               (55,455)
                                                         -------------      -------------                         -------------
NET ASSETS                                               $ 289,009,091      $  59,101,844                         $ 348,110,935
                                                         =============      =============                         =============

Net assets - Class A                                     $ 235,599,268      $          --         59,101,844{a}   $ 294,701,112
                                                         =============      =============                         =============
Shares outstanding - Class A                                18,732,096                 --          4,698,080{a}      23,430,176
                                                         =============      =============                         =============
Net asset value and redemption
   price per share - Class A                             $       12.58      $          --                         $       12.58
                                                         =============      =============                         =============

Net assets - Class B                                     $  53,409,823      $          --                 --      $  53,409,823
                                                         =============      =============                         =============
Shares outstanding - Class B                                 4,259,275                 --                 --          4,259,275
                                                         =============      =============                         =============
Net asset value and offering
   price per share - Class B                             $       12.54      $          --                         $       12.54
                                                         =============      =============                         =============

Net assets                                               $          --      $  59,101,844        (59,101,844){a}  $          --
                                                         =============      =============                         =============
Shares outstanding                                                  --          4,565,846         (4,565,846){a}             --
                                                         =============      =============                         =============
Net asset value and offering
   price per share                                       $          --      $       12.94                         $          --
                                                         =============      =============                         =============

{a} The existing class of shares will be redesignated as Class A shares on the date of the Acquisition.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
JUNE 30, 2002 (UNAUDITED)

                                                                               STEIN ROE
                                                                               BALANCED
                               STEIN ROE         GALAXY VIP                      FUND
                                BALANCED      ASSET ALLOCATION    PRO FORMA     PRO FORMA
                                FUND VS            FUND          ADJUSTMENTS    COMBINED
                              -----------    -----------------   -----------  -----------
INVESTMENT INCOME
Dividends                     $ 8,776,735    $    352,839                     $  9,129,574
Interest                        2,187,740       1,917,955                        4,105,695
                              -----------    ------------        --------     ------------
     Total Investment Income   10,964,475       2,270,794                       13,235,269

EXPENSES
Management fee                  1,460,226         565,204        (227,073){a}    1,798,357
Administration fee                486,742          64,057          48,653 {a}      599,452
Distribution fee -- Class B       116,160              --                          116,160
Bookkeeping fee                   119,482          53,640         (55,328){a}      117,794
Trustees' fee                      18,216             743          (3,411){a}       15,548
Other expenses                    330,387         116,295        (248,007){b}      198,675
                              -----------    ------------        --------     ------------
     Total Expenses             2,531,213         799,939        (485,166)       2,845,986
Fees reimbursed by Distributor    (30,755)             --           7,501 {a}      (23,254)
Custody credits earned             (8,304)             --                           (8,304)
                              -----------    ------------        --------     ------------
     Net Expenses               2,492,154         799,939        (477,665)       2,814,428
                              -----------    ------------        --------     ------------
     Net Investment Income      8,472,321       1,470,855         477,665       10,420,841
                              -----------    ------------        --------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized loss on
  investments                 (16,292,905)     (3,998,879)                     (20,291,784)
Net change in unrealized
  appreciation/depreciation
  on investments              (26,435,273)     (8,587,266)                     (35,022,539)
                              -----------    ------------                     ------------
     Net Loss                 (42,728,178)    (12,586,145)                     (55,314,323)
                              -----------    ------------        --------     ------------
Decrease in Net Assets
  from Operations            $(34,255,857)   $(11,115,290)        477,665     $(44,893,482)
                             ============    ============        ========     ============

---------
{a} Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

As of June 30, 2002, all of the securities held by the Asset Allocation Fund complied with the investment restrictions of the Balanced Fund.


No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


       STEIN ROE               GALAXY VIP
        BALANCED                  ASSET
          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS - 57.3%
                                                                CONSUMER DISCRETIONARY - 0.5%
                                                                AUTOMOBILES & COMPONENTS - 0.5%
         78,400                     --           78,400         Delphi Automotive Systems Corp.
         15,500                     --           15,500         Honda Motor Co., Ltd.

                                                                CONSUMER DURABLES & APPAREL - 0.4%
          5,385                     --            5,385         Gucci Group
         25,300                     --           25,300         Koninklijke (Royal) Philips Electronics N.V.
          2,000                     --            2,000         Samsung Electronics Co., Ltd., GDR

                                                                HOTELS, RESTAURANT & LEISURE - 0.9%
         81,920                     --           81,920         Compass Group PLC
         77,500                     --           77,500         McDonald's Corp.
         64,200                     --           64,200         P & O Princess Cruises PLC

                                                                MEDIA - 2.4%
        141,300                 20,000          161,300         AOL Time Warner, Inc. (a)
         25,000                     --           25,000         British Sky Broadcasting Group PLC (a)
             --                 26,000           26,000         Comcast Corp., Class A (a)
         10,000                     --           10,000         Dai Nippon Printing Co., Ltd.
             --                 14,000           14,000         Disney (Walt) Co.
         81,300                     --           81,300         Interpublic Group of Companies, Inc.
        150,000                     --          150,000         Liberty Media Corp. (a)
          6,570                     --            6,570         Societe Television Francaise 1
             --                 10,000           10,000         Viacom, Inc., Class B (a)
         57,750                     --           57,750         WPP Group PLC

                                                                PHOTOGRAPHIC PRODUCTS - 0.6%
         67,600                     --           67,600         Eastman Kodak Co.

                                                                RETAILING - 4.5%
             --                 25,000           25,000         CVS Corp.
         31,700                     --           31,700         eBay, Inc. (a)
         34,200                     --           34,200         Best Buy Co., Inc. (a)
         72,100                 23,000           95,100         Home Depot, Inc.
          3,000                     --            3,000         ITO-Yokado Co., Ltd.
         25,700                     --           25,700         Kohl's Corp. (a)
          7,000                     --            7,000         Shiseido Co., Ltd.
             --                 23,000           23,000         Target Corp.
         94,300                     --           94,300         Wal-Mart Stores, Inc.

                                                                CONSUMER STAPLES - 3.7%
                                                                FOOD & DRUG RETAILING - 0.1%
         13,000                     --           13,000         FamilyMart Co., Ltd.

                                                                FOOD, BEVERAGES & TOBACCO - 2.3%
         43,160                     --           43,160         Cadbury Schweppes PLC
         16,000                     --           16,000         General Mills, Inc.
          9,754                     --            9,754         Koninklijke Numico N.V.
             --                 19,000           19,000         Kraft Foods, Inc., Class A
          4,670                     --            4,670         Nestle SA
         32,300                 23,000           55,300         PepsiCo, Inc.
         52,200                     --           52,200         Philip Morris Companies, Inc.
            502                     --              502         J.M. Smucker Co. (The)

                                                                HOUSEHOLD PRODUCTS - 1.3%
         32,700                     --           32,700         Kimberly-Clark Corp.
         25,100                  5,000           30,100         Procter & Gamble Co.


                                                                ENERGY - 4.4%
         16,200                     --           16,200         Amerada Hess Corp.
          8,500                     --            8,500         Total B
         64,048                 13,000           77,048         Conoco, Inc.
         17,000                     --           17,000         Exel PLC
        150,772                 20,000          170,772         Exxon Mobil Corp.
             --                  8,000            8,000         Kerr McGee Corp.
         37,300                 10,000           47,300         Noble Drilling Corp. (a)
        118,100                     --          118,100         Shell Transport & Trading Co., PLC

                                                                FINANCIALS - 11.9%
                                                                BANKS - 3.3%
             --                  4,000            4,000         Bank of America Corp.
             --                 20,000           20,000         Bank of New York Co., Inc.
         30,000                     --           30,000         DBS Bank Ltd.
          5,950                     --            5,950         Deutsche Bank AG (a)
         26,000                     --           26,000         ForeningsSparbanken AB
        120,040                     --          120,040         Lloyds TSB Group PLC
             --                  5,000            5,000         Merrill Lynch & Co., Inc.
             --                 19,500           19,500         Morgan (J.P.) Chase & Co.
         20,000                     --           20,000         Sumitomo Mitsui Banking Corp.
         22,150                     --           22,150         UBS AG
             33                     --               33         UFJ Holdings, Inc.
         85,850                     --           85,850         UniCredito Italiano S.p.A.
         88,900                     --           88,900         U.S. Bancorp
         63,400                 15,000           78,400         Wells Fargo & Co.


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS - 57.3%                                                                        VALUE            VALUE       COMBINED
Consumer Discretionary - 0.5%
AUTOMOBILES & COMPONENTS - 0.5%

Delphi Automotive Systems Corp.                                                          $  1,034,880  $         --   $ 1,034,880
Honda Motor Co., Ltd.                                                                         629,928            --       629,928
                                                                                         -----------------------------------------
                                                                                            1,664,808            --     1,664,808
                                                                                         -----------------------------------------
CONSUMER DURABLES & APPAREL - 0.4%

Gucci Group                                                                                   507,252            --       507,252
Koninklijke (Royal) Philips Electronics N.V.                                                  709,187            --       709,187
Samsung Electronics Co., Ltd., GDR                                                            274,600            --       274,600
                                                                                         -----------------------------------------
                                                                                            1,491,039            --     1,491,039
                                                                                         -----------------------------------------
HOTELS, RESTAURANT & LEISURE - 0.9%

Compass Group PLC                                                                             494,541            --       494,541
McDonald's Corp.                                                                            2,204,875            --     2,204,875
P & O Princess Cruises PLC                                                                    405,631            --       405,631
                                                                                         -----------------------------------------
                                                                                            3,105,047            --     3,105,047
                                                                                         -----------------------------------------
MEDIA - 2.4%

AOL Time Warner, Inc. (a)                                                                   2,078,523       294,200     2,372,723
British Sky Broadcasting Group PLC (a)                                                        237,925            --       237,925
Comcast Corp., Class A (a)                                                                         --       619,840       619,840
Dai Nippon Printing Co., Ltd.                                                                 133,043            --       133,043
Disney (Walt) Co.                                                                                  --       264,600       264,600
Interpublic Group of Companies, Inc.                                                        2,012,988            --     2,012,988
Liberty Media Corp. (a)                                                                     1,500,000            --     1,500,000
Societe Television Francaise 1                                                                176,608            --       176,608
Viacom, Inc., Class B (a)                                                                          --       443,700       443,700
WPP Group PLC                                                                                 485,252            --       485,252
                                                                                         -----------------------------------------
                                                                                            6,624,339     1,622,340     8,246,679
                                                                                         -----------------------------------------

PHOTOGRAPHIC PRODUCTS - 0.6%

Eastman Kodak Co.                                                                           1,971,892            --     1,971,892
                                                                                         -----------------------------------------

RETAILING - 4.5%

CVS Corp.                                                                                          --       765,000       765,000
eBay, Inc. (a)                                                                              1,953,354            --     1,953,354
Best Buy Co., Inc. (a)                                                                      1,241,460            --     1,241,460
Home Depot, Inc.                                                                            2,648,233       844,790     3,493,023
ITO-Yokado Co., Ltd.                                                                          150,521            --       150,521
Kohl's Corp. (a)                                                                            1,801,056            --     1,801,056
Shiseido Co., Ltd.                                                                             93,540            --        93,540
Target Corp.                                                                                       --       876,300       876,300
Wal-Mart Stores, Inc.                                                                       5,187,443            --     5,187,443
                                                                                         -----------------------------------------
                                                                                           13,075,607     2,486,090    15,561,697
                                                                                         -----------------------------------------

CONSUMER STAPLES - 3.7%
FOOD & DRUG RETAILING - 0.1%

FamilyMart Co., Ltd.                                                                          315,257            --       315,257
                                                                                         -----------------------------------------

FOOD, BEVERAGES & TOBACCO - 2.3%

Cadbury Schweppes PLC                                                                         324,805            --       324,805
General Mills, Inc.                                                                           705,280            --       705,280
Koninklijke Numico N.V.                                                                       219,641            --       219,641
Kraft Foods, Inc., Class A                                                                         --       778,050       778,050
Nestle SA                                                                                   1,094,113            --     1,094,113
PepsiCo, Inc.                                                                               1,556,860     1,108,600     2,665,460
Philip Morris Companies, Inc.                                                               2,280,096            --     2,280,096
J.M. Smucker Co. (The)                                                                         17,133            --        17,133
                                                                                         -----------------------------------------
                                                                                            6,197,928     1,886,650     8,084,578
                                                                                         -----------------------------------------
HOUSEHOLD PRODUCTS - 1.3%

Kimberly-Clark Corp.                                                                        2,027,400            --     2,027,400
Procter & Gamble Co.                                                                        2,241,430       446,500     2,687,930
                                                                                         -----------------------------------------
                                                                                            4,268,830       446,500     4,715,330
                                                                                         -----------------------------------------

ENERGY - 4.4%

Amerada Hess Corp.                                                                          1,336,500            --     1,336,500
Total B                                                                                     1,385,592            --     1,385,592
Conoco, Inc.                                                                                1,780,534       361,400     2,141,934
Exel PLC                                                                                      166,030            --       166,030
Exxon Mobil Corp.                                                                           6,218,575       818,400     7,036,975
Kerr McGee Corp.                                                                                   --       428,400       428,400
Noble Drilling Corp. (a)                                                                    1,439,780       386,000     1,825,780
Shell Transport & Trading Co., PLC                                                            891,986            --       891,986
                                                                                         -----------------------------------------
                                                                                           13,218,997     1,994,200    15,213,197
                                                                                         -----------------------------------------

FINANCIALS - 11.9%
BANKS - 3.3%

Bank of America Corp.                                                                              --       281,440       281,440
Bank of New York Co., Inc.                                                                         --       675,000       675,000
DBS Bank Ltd.                                                                                 210,473            --       210,473
Deutsche Bank AG (a)                                                                          415,045            --       415,045
ForeningsSparbanken AB                                                                        330,803            --       330,803
Lloyds TSB Group PLC                                                                        1,200,533            --     1,200,533
Merrill Lynch & Co., Inc.                                                                          --       202,500       202,500
Morgan (J.P.) Chase & Co.                                                                          --       661,440       661,440
Sumitomo Mitsui Banking Corp.                                                                  97,838            --        97,838
UBS AG                                                                                      1,119,389            --     1,119,389
UFJ Holdings, Inc.                                                                             80,027            --        80,027
UniCredito Italiano S.p.A.                                                                    389,871            --       389,871
U.S. Bancorp                                                                                2,075,815            --     2,075,815
Wells Fargo & Co.                                                                           3,173,804       750,900     3,924,704
                                                                                         -----------------------------------------
                                                                                            9,093,598     2,571,280    11,664,878
                                                                                         -----------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


       STEIN ROE               GALAXY VIP
        BALANCED                  ASSET
          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS -57.3 %
                                                                DIVERSIFIED FINANCIALS -4.7 %
         17,900                     --           17,900         Ambac Financial Group, Inc.
        134,466                 35,000          169,466         Citigroup, Inc.
         19,000                  5,000           24,000         Fannie Mae
         27,540                     --           27,540         Fortis (B)
         34,500                     --           34,500         Freddie Mac
        128,500                     --          128,500         Nasdaq-100 Index Tracking Stock (a)
         30,000                     --           30,000         Nomura Securities, Inc.
          3,300                     --            3,300         Promise Co., Ltd.
         35,150                     --           35,150         San Paolo - IMI S.p.A. (a)

                                                                FINANCE -0.1%
         13,500                     --           13,500         Cie Financiere Richemont AG, Class A (a)

                                                                INSURANCE -3.8%
         42,800                     --           42,800         Aleanza Assicurazioni
          3,400                     --            3,400         AMB Generali Holding AG
         63,100                 17,000           80,100         American International Group, Inc.
             28                     --               28         Bershire Hathaway, Inc., Class A (a)
         14,400                     --           14,400         CNP Assurances
         19,900                     --           19,900         Marsh & McLennan Companies, Inc.
         36,000                     --           36,000         Radian Group, Inc.
         91,700                     --           91,700         Skandia Forsakrings AB
          3,232                     --            3,232         Swiss RE

                                                                HEALTH CARE -7.7%
                                                                HEALTH CARE DISTRIBUTORS & SERVICES -0.1%
             --                  7,000            7,000         Cardinal Health, Inc.

                                                                HEALTH CARE EQUIPMENT & SERVICES -2.5%
         82,000                     --           82,000         Aetna, Inc.
         10,600                     --           10,600         Essilor International SA
         31,900                     --           31,900         HCA-The Healthcare Co.
             --                  6,000            6,000         Baxter International, Inc.
         41,600                 15,000           56,600         Medtronic, Inc.

                                                                MANAGED HEALTH CARE  -0.2%
             --                  7,500            7,500         Wellpoint Health Networks, Inc. (a)

                                                                PHARMACEUTICALS & BIOTECHNOLOGY -4.9%
         13,800                     --           13,800         Aventis SA
             --                 15,000           15,000         Forest Laboratories, Inc. (a)
         30,500                     --           30,500         GlaxoSmithKline PLC
             --                  7,000            7,000         Johnson & Johnson Co.
         41,700                 12,000           53,700         Merck & Co., Inc.
          8,450                     --            8,450         Novo Nordisk AS, Class B
        140,600                 32,000          172,600         Pfizer, Inc.
         61,600                  5,000           66,600         Pharmacia Corp.
         21,325                     --           21,325         Shire Pharmaceuticals Group PLC
          4,400                     --            4,400         Teva Pharmaceuticals Industries Ltd., ADR
         41,700                     --           41,700         Wyeth

                                                                INDUSTRIALS -6.4%
                                                                CAPITAL GOODS -4.1%
             --                  6,500            6,500         3M Co.
         21,700                     --           21,700         Emerson Electric Co.
         24,300                     --           24,300         General Dynamics Corp.
        100,400                 29,000          129,400         General Electric Co.
             --                  9,000            9,000         Illinois Tool Works, Inc.
        189,000                     --          189,000         Invensys PLC
         46,900                  8,000           54,900         Raytheon Co.
          7,175                     --            7,175         Siemens AG
         34,400                     --           34,400         Textron, Inc.
             --                  9,000            9,000         United Technologies Corp.
         21,000                     --           21,000         USHIO, Inc.

                                                                COMMERCIAL SERVICES & SUPPLIES -1.1%
            700                     --              700         Bellsystem24, Inc.
        127,650                     --          127,650         Chubb PLC
         83,300                     --           83,300         Concord EFS, Inc. (a)
             --                 10,000           10,000         First Data Corp.
          9,500                     --            9,500         Secom Co., Ltd.

                                                                EMPLOYMENT SERVICES -0.0%
          5,000                     --            5,000         Adeco SA

                                                                TRANSPORTATION -1.2%
         37,100                     --           37,100         FedEx Corp. (a)
         15,502                     --           15,502         TPG N.V.
         29,400                     --           29,400         United Parcel Service, Inc., Class B

                                                                INFORMATION TECHNOLOGY -7.3%
                                                                SOFTWARE & SERVICES -2.2%
          3,400                     --            3,400         Cap Gemini SA
             --                 10,000           10,000         Electronic Data Systems Corp.


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS -57.3%                                                                        VALUE            VALUE       COMBINED
DIVERSIFIED FINANCIALS -4.7%

Ambac Financial Group, Inc.                                                                 1,202,880            --     1,202,880
Citigroup, Inc.                                                                             5,210,558     1,356,250     6,566,808
Fannie Mae                                                                                  1,401,250       368,750     1,770,000
Fortis (B)                                                                                    592,022            --       592,022
Freddie Mac                                                                                 2,111,400            --     2,111,400
Nasdaq-100 Index Tracking Stock (a)                                                         3,349,995            --     3,349,995
Nomura Securities, Inc.                                                                       441,527            --       441,527
Promise Co., Ltd.                                                                             166,676            --       166,676
San Paolo - IMI S.p.A. (a)                                                                    354,106            --       354,106
                                                                                         -----------------------------------------
                                                                                           14,830,414     1,725,000    16,555,414
                                                                                         -----------------------------------------

FINANCE -0.1%

Cie Financiere Richemont AG, Class A (a)                                                      308,538            --       308,538
                                                                                         -----------------------------------------

INSURANCE -3.8%

Aleanza Assicurazioni                                                                         412,501            --       412,501
AMB Generali Holding AG                                                                       335,441            --       335,441
American International Group, Inc.                                                          4,305,313     1,159,910     5,465,223
Bershire Hathaway, Inc., Class A (a)                                                        1,870,400            --     1,870,400
CNP Assurances                                                                                592,550            --       592,550
Marsh & McLennan Companies, Inc.                                                            1,922,340            --     1,922,340
Radian Group, Inc.                                                                          1,758,600            --     1,758,600
Skandia Forsakrings AB                                                                        418,616            --       418,616
Swiss RE                                                                                      317,505            --       317,505
                                                                                         -----------------------------------------
                                                                                           11,933,266     1,159,910    13,093,176
                                                                                         -----------------------------------------

HEALTH CARE -7.7%
HEALTH CARE DISTRIBUTORS & SERVICES-0.1%

Cardinal Health, Inc.                                                                              --       429,870       429,870
                                                                                         -----------------------------------------


HEALTH CARE EQUIPMENT & SERVICES -2.5%

Aetna, Inc.                                                                                 3,933,540            --     3,933,540
Essilor International SA                                                                      432,714            --       432,714
HCA-The Healthcare Co.                                                                      1,515,250            --     1,515,250
Baxter International, Inc.                                                                                  266,700       266,700
Medtronic, Inc.                                                                             1,782,560       642,750     2,425,310
                                                                                         -----------------------------------------
                                                                                            7,664,064       909,450     8,573,514
                                                                                         -----------------------------------------
MANAGED HEALTH CARE  -0.2%

Wellpoint Health Networks, Inc. (a)                                                                --       583,575       583,575
                                                                                         -----------------------------------------

PHARMACEUTICALS & BIOTECHNOLOGY -4.9%

Aventis SA                                                                                    981,783            --       981,783
Forest Laboratories, Inc. (a)                                                                      --     1,062,000     1,062,000
GlaxoSmithKline PLC                                                                           662,207            --       662,207
Johnson & Johnson Co.                                                                              --       365,820       365,820
Merck & Co., Inc.                                                                           2,111,688       607,680     2,719,368
Novo Nordisk AS, Class B                                                                      280,836            --       280,836
Pfizer, Inc.                                                                                4,921,000     1,120,000     6,041,000
Pharmacia Corp.                                                                             2,306,920       187,250     2,494,170
Shire Pharmaceuticals Group PLC                                                               188,656            --       188,656
Teva Pharmaceuticals Industries Ltd., ADR                                                     293,832            --       293,832
Wyeth                                                                                       2,135,040            --     2,135,040
                                                                                         -----------------------------------------
                                                                                           13,881,962     3,342,750    17,224,712
                                                                                         -----------------------------------------

INDUSTRIALS -6.4%
CAPITAL GOODS -4.1%

3M Co.                                                                                             --       799,500       799,500
Emerson Electric Co.                                                                        1,161,167            --     1,161,167
General Dynamics Corp.                                                                      2,584,305            --     2,584,305
General Electric Co.                                                                        2,916,620       842,450     3,759,070
Illinois Tool Works, Inc.                                                                          --       614,700       614,700
Invensys PLC                                                                                  261,909            --       261,909
Raytheon Co.                                                                                1,911,175       326,000     2,237,175
Siemens AG                                                                                    432,411            --       432,411
Textron, Inc.                                                                               1,613,360            --     1,613,360
United Technologies Corp.                                                                          --       611,100       611,100
USHIO, Inc.                                                                                   250,065            --       250,065
                                                                                         -----------------------------------------
                                                                                           11,131,012     3,193,750    14,324,762
                                                                                         -----------------------------------------

COMMERCIAL SERVICES & SUPPLIES  -1.1%

Bellsystem24, Inc.                                                                            245,557            --       245,557
Chubb PLC                                                                                     302,726            --       302,726
Concord EFS, Inc. (a)                                                                       2,510,662            --     2,510,662
First Data Corp.                                                                                   --       372,000       372,000
Secom Co., Ltd.                                                                               467,115            --       467,115
                                                                                         -----------------------------------------
                                                                                            3,526,060       372,000     3,898,060
                                                                                         -----------------------------------------

EMPLOYMENT SERVICES -0.0%

Adeco SA                                                                                      298,427            --       298,427
                                                                                         -----------------------------------------

TRANSPORTATION -1.2%

FedEx Corp. (a)                                                                             1,981,140            --     1,981,140
TPG N.V.                                                                                      351,535            --       351,535
United Parcel Service, Inc., Class B                                                        1,815,450            --     1,815,450
                                                                                         -----------------------------------------
                                                                                            4,148,125            --     4,148,125
                                                                                         -----------------------------------------

INFORMATION TECHNOLOGY -7.3%
SOFTWARE & SERVICES -2.2%

Cap Gemini SA                                                                                 135,694            --       135,694
Electronic Data Systems Corp.                                                                      --       371,500       371,500

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


       STEIN ROE               GALAXY VIP
        BALANCED                  ASSET
          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS - 57.3%
             --                 40,000           40,000         EMC Corp. (a)
         78,900                 21,000           99,900         Microsoft Corp. (a)
          3,680                     --            3,680         SAP AG
         78,600                     --           78,600         Siebel Systems, Inc. (a)

                                                                TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
             --                 12,000           12,000         Analog Devices, Inc. (a)
         62,800                 28,000           90,800         Applied Materials, Inc. (a)
         15,000                     --           15,000         Canon, Inc.
        141,600                 40,000          181,600         Cisco Systems, Inc. (a)
         76,000                     --           76,000         Datacraft Asia Ltd.
        106,600                 12,000          118,600         Dell Computer Corp. (a)
        212,000                     --          212,000         Finisar Corp. (a)
        110,200                 25,000          135,200         Flextronics International Ltd. (a)
          5,400                     --            5,400         Hoya Corp.
        152,300                 22,000          174,300         Intel Corp.
             --                  8,000            8,000         International Business Machines Corp.
        638,000                     --          638,000         Legend Holdings Ltd.
          1,500                     --            1,500         Nokia Oyj
         15,000                     --           15,000         Nokia Oyj, ADR
        170,600                     --          170,600         Sun Microsystems, Inc. (a)
         16,500                     --           16,500         Taiwan Semiconductor Manufacturing Co., Ltd. ADR (a)
         70,700                 20,000           90,700         Texas Instruments, Inc.

                                                                MATERIALS - 1.4%
                                                                METALS & MINING - 1.3%
         89,200                     --           89,200         Barrick Gold Corp.
         41,548                     --           41,548         E.I. Du Pont De Nemours & Co.
         37,000                     --           37,000         Kaneka Corp.
          4,650                     --            4,650         Pechiney SA
          8,000                     --            8,000         Shin-Etsu Chemical Co., Ltd.

                                                                SPECIALTY CHEMICALS - 0.1%
          5,000                     --            5,000         DSM N.V.

                                                                MANUFACTURING - 0.7%
                                                                PAPER & FOREST PRODUCTS - 0.7%
         80,100                     --           80,100         Georgia-Pacific Corp.
         10,125                     --           10,125         UPM-Kymmene Oyj

                                                                TELECOMMUNICATION SERVICES - 2.6%
        108,430                     --          108,430         AT&T Corp.
         98,000                     --           98,000         China Telecom Ltd.
         90,032                 16,000          106,032         SBC Communications, Inc., Class A
            170                     --              170         NTT DoCoMo, Inc.
         60,150                     --           60,150         Telecom Italia S.p.A.
         27,571                     --           27,571         Telefonica de Espana
         65,500                     --           65,500         Verizon Communications, Inc.
         55,000                     --           55,000         Vodafone Group PLC
         27,700                     --           27,700         Vodafone Group PLC, ADR

                                                                UTILITIES - 1.9%
             --                  3,000            3,000         BP PLC, ADR
        116,100                     --          116,100         Calpine Corp. (a)
        116,500                     --          116,500         Centrica PLC
         25,400                     --           25,400         Exelon Corp.
         96,400                     --           96,400         National Grid Group PLC
         65,800                     --           65,800         PG&E Corp. (a)
         25,100                     --           25,100         Public Service Enterprise Group, Inc.
             --                 14,000           14,000         Smith International, Inc. (a)
             --                 26,000           26,000         Williams Cos., Inc.

                                                                TOTAL COMMON STOCKS
                                                                  (cost $207,470,110)

  Par                                                           CORPORATE BONDS - 18.8%
                                                                CONSUMER STAPLES - 0.5%
                                                                HOUSEHOLD PRODUCTS - 0.5%
             --                300,000          300,000         Colgate Palmolive Co.  Series C
      1,400,000                     --        1,400,000         Procter & Gamble Co.

                                                                FINANCE, INSURANCE & REAL ESTATE - 8.5%
                                                                DEPOSITORY INSTITUTIONS - 1.8%
             --                175,000          175,000         Bank of America Corp.
             --                100,000          100,000         Bank One Corp.
             --                225,000          225,000         Caterpillar Financial Services Corp.
      2,700,000                     --        2,700,000         Citicorp,
      2,250,000                     --        2,250,000         Den Danske Bank,
             --                100,000          100,000         First Union National Bank
             --                200,000          200,000         Morgan (J.P.) Chase & Co.
             --                 60,000           60,000         SunTrust Bank of Central Florida
             --                 50,000           50,000         U.S. Bank N.A.

                                                                INSURANCE CARRIERS - 1.8%


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS - 57.3%                                                                        VALUE            VALUE       COMBINED
EMC Corp. (a)                                                                                      --       302,000       302,000
Microsoft Corp. (a)                                                                         4,315,830     1,148,700     5,464,530
SAP AG                                                                                        364,890            --       364,890
Siebel Systems, Inc. (a)                                                                    1,117,692            --     1,117,692
                                                                                         -----------------------------------------
                                                                                            5,934,106     1,822,200     7,756,306
                                                                                         -----------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%

Analog Devices, Inc. (a)                                                                           --       356,400       356,400
Applied Materials, Inc. (a)                                                                 1,194,456       532,560     1,727,016
Canon, Inc.                                                                                   568,215            --       568,215
Cisco Systems, Inc. (a)                                                                     1,975,320       558,000     2,533,320
Datacraft Asia Ltd.                                                                            91,200            --        91,200
Dell Computer Corp. (a)                                                                     2,786,524       313,680     3,100,204
Finisar Corp. (a)                                                                             502,440            --       502,440
Flextronics International Ltd. (a)                                                            785,726       178,250       963,976
Hoya Corp.                                                                                    393,762            --       393,762
Intel Corp.                                                                                 2,782,521       401,940     3,184,461
International Business Machines Corp.                                                              --       576,000       576,000
Legend Holdings Ltd.                                                                          233,117            --       233,117
Nokia Oyj                                                                                      22,042            --        22,042
Nokia Oyj, ADR                                                                                217,200            --       217,200
Sun Microsystems, Inc. (a)                                                                    854,706            --       854,706
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (a)                                          214,500            --       214,500
Texas Instruments, Inc.                                                                     1,675,590       474,000     2,149,590
                                                                                         -----------------------------------------
                                                                                           14,297,319     3,390,830    17,688,149
                                                                                         -----------------------------------------


MATERIALS - 1.4%
METALS & MINING - 1.3%

Barrick Gold Corp.                                                                          1,693,908            --     1,693,908
E.I. Du Pont De Nemours & Co.                                                               1,844,731            --     1,844,731
Kaneka Corp.                                                                                  258,352            --       258,352
Pechiney SA                                                                                   213,245            --       213,245
Shin-Etsu Chemical Co., Ltd.                                                                  344,525            --       344,525
                                                                                         -----------------------------------------
                                                                                            4,354,761            --     4,354,761
                                                                                         -----------------------------------------
SPECIALTY CHEMICALS - 0.1%

DSM N.V.                                                                                      232,965            --       232,965
                                                                                         -----------------------------------------

MANUFACTURING - 0.7%
PAPER & FOREST PRODUCTS - 0.7%

Georgia-Pacific Corp.                                                                       1,968,858            --     1,968,858
UPM-Kymmene Oyj                                                                               400,172            --       400,172
                                                                                         -----------------------------------------
                                                                                            2,369,030            --     2,369,030
                                                                                         -----------------------------------------

TELECOMMUNICATION SERVICES - 2.6%

AT&T Corp.                                                                                  1,160,201            --     1,160,201
China Telecom Ltd.                                                                            287,140            --       287,140
SBC Communications, Inc., Class A                                                           2,745,976       488,000     3,233,976
NTT DoCoMo, Inc.                                                                              419,367            --       419,367
Telecom Italia S.p.A.                                                                         472,959            --       472,959
Telefonica de Espana                                                                          232,370            --       232,370
Verizon Communications, Inc.                                                                2,629,825            --     2,629,825
Vodafone Group PLC                                                                             75,059            --        75,059
Vodafone Group PLC, ADR                                                                       378,105            --       378,105
                                                                                         -----------------------------------------
                                                                                            8,401,002       488,000     8,889,002
                                                                                         -----------------------------------------

UTILITIES - 1.9%

BP PLC, ADR                                                                                        --       151,470       151,470
Calpine Corp. (a)                                                                             816,183            --       816,183
Centrica PLC                                                                                  362,109            --       362,109
Exelon Corp.                                                                                1,328,420            --     1,328,420
National Grid Group PLC                                                                       682,515            --       682,515
PG&E Corp. (a)                                                                              1,177,162            --     1,177,162
Public Service Enterprise Group, Inc.                                                       1,086,830            --     1,086,830
Smith International, Inc. (a)                                                                      --       954,660       954,660
Williams Cos., Inc.                                                                                --       155,740       155,740
                                                                                         -----------------------------------------
                                                                                            5,453,219     1,261,870     6,715,089
                                                                                         -----------------------------------------

TOTAL COMMON STOCKS

  (cost $207,470,110)                                                                     169,791,612    29,686,265   199,477,877
                                                                                         -----------------------------------------


CORPORATE BONDS - 18.8%

CONSUMER STAPLES - 0.5%
HOUSEHOLD PRODUCTS - 0.5%

Colgate Palmolive Co.  Series C                                    5.270%      12/1/2003           --       309,025       309,025
Procter & Gamble Co.                                                4.75%      6/15/2007    1,410,388            --     1,410,388
                                                                                         -----------------------------------------
                                                                                            1,410,388       309,025     1,719,413
                                                                                         -----------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 8.5%
DEPOSITORY INSTITUTIONS - 1.8%

Bank of America Corp.                                               7.80%      2/15/2010           --       196,113       196,113
Bank One Corp.                                                      7.88%       8/1/2010           --       113,613       113,613
Caterpillar Financial Services Corp.                                6.88%       8/1/2004           --       239,187       239,187
Citicorp,                                                          8.040%    12/15/19 (b)   2,956,932                   2,956,932
Den Danske Bank,                                                   6.550%    09/15/03 (b)   2,338,380                   2,338,380
First Union National Bank                                          7.800%      8/18/2010           --       112,101       112,101
Morgan (J.P.) Chase & Co.                                          5.350%       3/1/2007           --       202,688       202,688
SunTrust Bank of Central Florida                                   6.900%       7/1/2007           --        65,544        65,544
U.S. Bank N.A.                                                     6.375%       8/1/2011           --        52,038        52,038
                                                                                         -----------------------------------------
                                                                                            5,295,312       981,284     6,276,596
                                                                                         -----------------------------------------

INSURANCE CARRIERS - 1.8%

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


       STEIN ROE               GALAXY VIP
        BALANCED                  ASSET
          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS - 57.3%
      2,650,000                     --        2,650,000         Florida Windstorm Underwriting Association,
      3,150,000                     --        3,150,000         Prudential Insurance Co. of America,

                                                                NON-DEPOSITORY CREDIT INSTITUTIONS - 8.5%
             --                500,000          500,000         AIG SunAmerica Global Financing
             --                150,000          150,000         Boeing Capital Corp.
      2,500,000                     --        2,500,000         Countrywide Home Loans, Inc.,
      3,500,000                     --        3,500,000         Ford Motor Credit Corp.:
             --                150,000          150,000
             --                 25,000           25,000
             --                250,000          250,000         General Electric Capital Corp.
             --                125,000          125,000         General Motors Acceptance Corp.:
             --                 50,000           50,000
      3,000,000                     --        3,000,000         Household Finance Corp.:
             --                 10,000           10,000
      2,000,000                     --        2,000,000         Interrnational Lease Finance Corp.,
             --                125,000          125,000         Morgan Stanley Dean Witter & Co.
        850,000                     --          850,000         National Rural Utilities Cooperative Finance Corp.:
             --                250,000          250,000
             --                 25,000           25,000         Sears Roebuck Acceptance Corp.
                                     -
                                                                NON-DEPOSITORY INSTITUTIONS - 0.9%
      2,825,000                     --        2,825,000         Fannie Mae,

                                                                MANUFACTURING - 2.1%
                                                                CHEMICALS & ALLIED PRODUCTS - 0.3%
      1,000,000                     --        1,000,000         Hanson Overseas BV,

                                                                FOOD & KINDRED PRODUCTS - 0.4%
             --                115,000          115,000         Coca Cola Enterprises
             --                100,000          100,000         Conagra Foods, Inc.
                                                                Kellog Co. Series B:
             --                100,000          100,000
             --                100,000          100,000
             --                250,000          250,000         PepsiCo., Inc.
             --                250,000          250,000         Sysco Corp.:
             --                 75,000           75,000
             --                250,000          250,000         Unilever Capital Corp.

                                                                MISCELLANEOUS MANUFACTURING - 0.2%
             --                250,000          250,000         3M Co.,
             --                250,000          250,000         Black & Decker Corp.
             --                200,000          200,000         Illinois Tool Works, Inc.

                                                                PAPER & FOREST PRODUCTS - 1.2%
      1,500,000                     --        1,500,000         Georgia-Pacific Corp.,
             --                125,000          125,000         International Paper Co.
      2,500,000                     --        2,500,000         Weyerhaeuser Co.:
             --                100,000          100,000

                                                                MINING & ENERGY - 2.5%
                                                                OIL & GAS FIELD SERVICES - 2.5%
      2,500,000                     --        2,500,000         Baker Hughes, Inc.,
             --                100,000          100,000
             --                200,000          200,000         Coastal Corp.
             --                200,000          200,000         Conoco, Inc.
             --                125,000          125,000         Devon Energy Corp.
      1,500,000                     --        1,500,000         Devon Financing Corp.,
      2,100,000                     --        2,100,000         Kerr-McGee Corp.:
             --                100,000          100,000
             --                100,000          100,000         Marathon Oil Corp.
      1,250,000                     --        1,250,000         Nexen, Inc.
             --                200,000          200,000         Philips Petroleum Co.
             --                100,000          100,000         Union Oil Co. of California

                                                                RETAIL TRADE - 0.3%
             --                150,000          150,000         Costco Wholesale Corp.
             --                100,000          100,000         May Department Stores Co.
                                                                McDonalds Corp:
             --                195,000          195,000         Series E
             --                350,000          350,000         Series G
             --                150,000          150,000         Target Corp.
             --                150,000          150,000         Wal-Mart Stores, inc.



                                                                SERVICES - 1.0%
                                                                BUSINESS SERVICES - 0.4%
      1,199,582                     --        1,199,582         FedEx Corp.,

                                                                COMMERCIAL SERVICES - 0.0%
             --                 25,000           25,000         Cendant Corp.

                                                                HEALTH CARE - 0.6%
                                                                Becton Dickinson & Co.:
                               250,000          250,000


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS - 57.3%                                                                       VALUE            VALUE       COMBINED
Florida Windstorm Underwriting Association,                        7.125%    02/25/19 (b)   2,783,189            --     2,783,189
Prudential Insurance Co. of America,                               7.650%    07/01/07 (b)   3,420,837            --     3,420,837
                                                                                         -----------------------------------------
                                                                                            6,204,026            --     6,204,026
                                                                                         -----------------------------------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 8.5%

AIG SunAmerica Global Financing                                    5.200%   05/10/2004(b)          --       517,075       517,075
Boeing Capital Corp.                                               5.750%      2/15/2007           --       155,810       155,810
Countrywide Home Loans, Inc.,                                      6.850%      6/15/2004    2,636,875            --     2,636,875
Ford Motor Credit Corp.:                                           6.875%       2/1/2006    3,576,790            --     3,576,790
                                                                   7.250%     10/25/2011           --       150,972       150,972
                                                                   7.450%      7/16/1931           --        23,337        23,337
General Electric Capital Corp.                                     7.500%       6/5/2003           --       261,573       261,573
General Motors Acceptance Corp.:                                   7.250%       3/2/2011           --       127,828       127,828
                                                                   8.000%      11/1/1931           --        51,284        51,284
Household Finance Corp.:                                           6.500%      1/24/2006    3,096,600            --     3,096,600
                                                                   6.375%     10/15/2011           --        95,828        95,828
Interrnational Lease Finance Corp.,                                6.375%      3/15/2009    2,058,060            --     2,058,060
Morgan Stanley Dean Witter & Co.                                   6.100%      4/15/2006           --       130,379       130,379
National Rural Utilities Cooperative Finance Corp.:                7.250%       3/1/2012      910,095            --       910,095
                                                                   7.375%      2/10/2003           --       256,845       256,845
Sears Roebuck Acceptance Corp.                                     7.000%       6/1/1932           --        24,021        24,021
                                                                                         -----------------------------------------
                                                                                           12,278,420     1,794,952    14,073,372
                                                                                         -----------------------------------------
NON-DEPOSITORY INSTITUTIONS - 0.9%

Fannie Mae,                                                        6.625%      9/15/2009    3,095,042            --     3,095,042
                                                                                         -----------------------------------------

MANUFACTURING - 2.1%
CHEMICALS & ALLIED PRODUCTS - 0.3%

Hanson Overseas BV,                                                6.750%      9/15/2005    1,059,210            --     1,059,210
                                                                                         -----------------------------------------

FOOD & KINDRED PRODUCTS - 0.4%

Coca Cola Enterprises                                              6.950%     11/15/2026           --       119,334       119,334
Conagra Foods, Inc.                                                6.750%      9/15/2011           --       105,702       105,702
Kellog Co. Series B:
                                                                   6.600%       4/1/2011           --       105,030       105,030
                                                                   7.450%       4/1/2013                    110,249       110,249
PepsiCo., Inc.                                                     5.750%      1/15/2008           --       265,082       265,082
Sysco Corp.:                                                       7.250%      4/15/2007           --       276,157       276,157
                                                                   6.500%       8/1/2028           --        75,136        75,136
Unilever Capital Corp.                                             6.750%      11/1/2003           --       262,819       262,819
                                                                                         -----------------------------------------
                                                                                                   --     1,319,509     1,319,509
                                                                                         -----------------------------------------

MISCELLANEOUS MANUFACTURING - 0.2%

3M Co.,                                                            6.375%      2/15/2028           --       240,052       240,052
Black & Decker Corp.                                               7.125%       6/1/2011           --       267,486       267,486
Illinois Tool Works, Inc.                                          5.750%       3/1/2009           --       204,269       204,269
                                                                                         -----------------------------------------
                                                                                                   --       711,807       711,807
                                                                                         -----------------------------------------

PAPER & FOREST PRODUCTS - 1.2%

Georgia-Pacific Corp.,                                             8.125%      5/15/2011    1,425,000            --     1,425,000
International Paper Co.                                            8.125%   07/08/2005(b)          --       137,548       137,548
Weyerhaeuser Co.:                                                  6.750%      3/15/2012    2,554,575            --     2,554,575
                                                                   6.000%       8/1/2006           --       102,614       102,614
                                                                                         -----------------------------------------
                                                                                            3,979,575       240,162     4,219,737
                                                                                         -----------------------------------------

MINING & ENERGY - 2.5%
OIL & GAS FIELD SERVICES - 2.5%

Baker Hughes, Inc.,                                                6.250%      1/15/2009    2,612,425            --     2,612,425
                                                                   6.875%      1/15/2029           --       102,091       102,091
Coastal Corp.                                                      7.500%      8/15/2006           --       203,829       203,829
Conoco, Inc.                                                       6.950%      4/15/2029           --       205,023       205,023
Devon Energy Corp.                                                 7.950%      4/15/1932           --       134,862       134,862
Devon Financing Corp.,                                             6.875%   9/30/2011 (b)   1,558,260            --     1,558,260
Kerr-McGee Corp.:                                                  5.375%      4/15/2005    2,150,526            --     2,150,526
                                                                   7.875%      9/15/1931           --       110,205       110,205
Marathon Oil Corp.                                                 6.000%       7/1/2012           --        99,071        99,071
Nexen, Inc.                                                        7.875%      3/15/2032    1,247,475            --     1,247,475
Philips Petroleum Co.                                              9.375%      2/15/2011           --       244,941       244,941
Union Oil Co. of California                                        6.700%     10/15/2007           --       106,357       106,357
                                                                                         -----------------------------------------
                                                                                            7,568,686     1,206,379     8,775,065
                                                                                         -----------------------------------------

RETAIL TRADE - 0.3%

Costco Wholesale Corp.                                             5.500%      3/15/2007           --       154,839       154,839
May Department Stores Co.                                          7.450%     10/15/2016           --       111,547       111,547
McDonalds Corp:
Series E                                                           5.950%      1/15/2008           --       206,851       206,851
Series G                                                           5.750%       3/1/2012           --       355,015       355,015
Target Corp.                                                       5.950%      5/15/2006           --       157,655       157,655
Wal-Mart Stores, inc.                                              7.550%      2/15/1930           --       172,961       172,961
                                                                                         -----------------------------------------
                                                                                                   --     1,158,868     1,158,868
                                                                                         -----------------------------------------



SERVICES - 1.0%
BUSINESS SERVICES - 0.4%

FedEx Corp.,                                                       7.530%      9/23/2006    1,296,652            --     1,296,652
                                                                                         -----------------------------------------

COMMERCIAL SERVICES - 0.0%

Cendant Corp.                                                      6.875%      8/15/2006           --        25,166        25,166
                                                                                         -----------------------------------------

HEALTH CARE - 0.6%
Becton Dickinson & Co.:

                                                                   7.150%      10/1/2009           --       272,501       272,501

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


       STEIN ROE               GALAXY VIP
        BALANCED                  ASSET
          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS - 57.3%
             --                100,000          100,000
             --                200,000          200,000         Johnson & Johnson Co.
      1,625,000                100,000        1,725,000         Tenet Healthcare Corp.,


                                                                TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
                                                                  SANITARY SERVICES - 3.9%
                                                                AEROSPACE - 0.0%
             --                100,000          100,000         Bae Systems Holdings, Inc.

                                                                AIR TRANSPORTATION - 0.8%
        512,340                     --          512,340         United Airlines, Inc.,
      2,279,414                     --        2,279,414         United Airlines, Inc.,

                                                                ELECTRIC SERVICES - 1.1%
             --                150,000          150,000         Dominion Resources, Inc., Series B
      2,500,000                     --        2,500,000         FirstEnergy Corp.,
                                                                Indiana Michigan Power:
             --                 50,000           50,000         Series A
             --                125,000          125,000         Series C
             --                 30,000           30,000         Oncor Electric Delivery
             --                100,000          100,000         Parker-Hannifin Corp.
                                                                Potomac Electric Power, First Mortgage:
             --                250,000          250,000
             --                200,000          200,000
             --                200,000          200,000         Public Service Electric & Gas Series A
             --                 30,000           30,000         Southern Power Co.

                                                                MEDIA - 0.2%
             --                350,000          350,000         Disney (Walt) Co.,
             --                250,000          250,000         Gannet Co., Inc.

                                                                RAIL ROAD - 0.1%
             --                200,000          200,000         Burlington Northern Sante Fe Corp.
             --                100,000          100,000         Norfolk Southern Corp.

                                                                TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
             --                100,000          100,000         IBM Corp.

                                                                TELECOMMUNICATIONS - 1.7%
                     450,000        --          450,000         AOL Time Warner, Inc.:
                               250,000          250,000
                                75,000           75,000
                                75,000           75,000
      1,600,000                     --        1,600,000         Cable & Wireless PLC,
             --                250,000          250,000         Cox  Communications, Inc.
             --                150,000          150,000         Qwest Corp.
             --                250,000          250,000         SBC Communications, Inc.
             --                200,000          200,000         Tele-Communication, Inc.,
      2,350,000                     --        2,350,000         Verizon Wireless, Inc.,
      1,525,000                     --        1,525,000         WorldCom, Inc.(C)


                                                                TOTAL CORPORATE BONDS
                                                                  (cost of $64,585,126)

                                                                U.S. GOVERNMENT OBLIGATIONS - 12.7%
                                                                U.S. GOVERNMENT AGENCIES - 11.2%
                                                                Federal Home Loan Mortgage
                                                                Corp.:

             --                150,000
             --                150,000
             --                200,000
             --                400,000
     19,334,256                459,147                          Gold:
             --                375,153
             --                158,120
             --                 73,054
        331,632                      -


                                                                Federal National Mortgage Association,
             --                182,293
             --                731,851
             --                239,867
             --                200,000
             --                100,000
      4,742,670                450,126
             --                592,092
             --                250,000
             --                753,606
             --                254,638


                                                                Government National Mortgage
                                                                Association:
      4,642,263                294,911
             --                946,797
             --                258,596


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS - 57.3%                                                                        VALUE            VALUE       COMBINED
                                                                   7.000%       8/1/2029           --       104,423       104,423
Johnson & Johnson Co.                                              6.950%       9/1/2029           --       218,582       218,582
Tenet Healthcare Corp.,                                            5.375%  11/15/2006 (b)   1,629,583            --     1,629,583
                                                                                         -----------------------------------------
                                                                                            1,629,583       595,506     2,225,089
                                                                                         -----------------------------------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES - 3.9%
AEROSPACE - 0.0%

Bae Systems Holdings, Inc.                                         6.400%   12/15/2011(b)          --       101,374       101,374
                                                                                         -----------------------------------------

AIR TRANSPORTATION - 0.8%

United Airlines, Inc.,                                             9.200%      3/22/2008      448,856            --       448,856
United Airlines, Inc.,                                             7.032%      10/1/2010    2,195,167            --     2,195,167
                                                                                         -----------------------------------------
                                                                                            2,644,023            --     2,644,023
                                                                                         -----------------------------------------
ELECTRIC SERVICES - 1.1%

Dominion Resources, Inc., Series B                                 7.625%      7/15/2005           --       162,769       162,769
FirstEnergy Corp.,                                                 5.500%     11/15/2006    2,434,675            --     2,434,675
Indiana Michigan Power:
Series A                                                           6.875%       7/1/2004           --        52,687        52,687
Series C                                                           6.125%     12/15/2006           --       127,886       127,886
Oncor Electric Delivery                                            6.375%       5/1/2012           --        30,880        30,880
Parker-Hannifin Corp.                                              7.300%      5/15/2011           --       103,394       103,394
Potomac Electric Power, First Mortgage:
                                                                   6.500%      9/15/2005           --       263,889       263,889
                                                                   6.250%     10/15/2007           --       262,553       262,553
Public Service Electric & Gas Series A                             7.190%       9/6/2002           --       201,677       201,677
Southern Power Co.                                                 6.250%   07/15/2012(b)          --        30,140        30,140
                                                                                         -----------------------------------------
                                                                                            2,434,675     1,235,875     3,670,550
                                                                                         -----------------------------------------

MEDIA - 0.2%

Disney (Walt) Co.,                                                 4.500%      9/15/2004           --       353,802       353,802
Gannet Co., Inc.                                                   5.500%       4/1/2007           --       257,374       257,374
                                                                                         -----------------------------------------
                                                                                                   --       611,176       611,176
                                                                                         -----------------------------------------

RAIL ROAD - 0.1%

Burlington Northern Sante Fe Corp.                                 6.875%       02/15/16           --       212,939       212,939
Norfolk Southern Corp.                                             7.250%       02/15/31           --       103,932       103,932
                                                                                         -----------------------------------------
                                                                                                   --       316,871       316,871
                                                                                         -----------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%

IBM Corp.                                                          6.220%       8/1/2027           --       105,699       105,699
                                                                                         -----------------------------------------

TELECOMMUNICATIONS - 1.7%

AOL Time Warner, Inc.:                                             7.700%       5/1/1932      400,441            --       400,441
                                                                   6.875%       5/1/2012           --       230,961       230,961
                                                                   6.950%      1/15/2028           --        61,333        61,333
                                                                   7.625%      4/15/1931           --        65,845        65,845
Cable & Wireless PLC,                                              8.000%      6/22/2010    1,745,120            --     1,745,120
Cox  Communications, Inc.                                          7.750%      11/1/2010           --       238,140       238,140
Qwest Corp.                                                        7.625%   06/09/2003(b)          --       138,750       138,750
SBC Communications, Inc.                                           5.875%       2/1/2012           --       250,167       250,167
Tele-Communication, Inc.,                                          7.250%       8/1/2005           --       200,358       200,358
Verizon Wireless, Inc.,                                            5.375%    12/15/06 (b)   2,192,433            --     2,192,433
WorldCom, Inc.(C)                                                  8.250%      5/15/2031      244,000            --       244,000
                                                                                         -----------------------------------------
                                                                                            4,581,994     1,185,554     5,767,548
                                                                                         -----------------------------------------


TOTAL CORPORATE BONDS

  (cost of $64,585,126)                                                                    53,477,586    11,899,207    65,376,793
                                                                                         -----------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 12.7%
U.S. GOVERNMENT AGENCIES - 11.2%

Federal Home Loan Mortgage
Corp.:

                                                                   5.250%      1/15/2006           --       156,522       156,522
                                                                   6.000%      6/15/2011           --       157,301       157,301
                                                                   6.250%      7/15/2004           --       212,871       212,871
                                                                   6.630%      9/15/2009           --       439,383       439,383
Gold:                                                              6.500%       12/1/10-   19,770,979       469,335    20,240,314
                                                                                07/01/31

                                                                   7.000%      04/01/29-           --       389,250       389,250
                                                                                08/01/31
                                                                   7.500%      07/01/15-           --       166,433       166,433
                                                                                01/01/30
                                                                   8.000%       9/1/2015           --        77,803        77,803
                                                                  12.000%       7/1/2020      388,214            --       388,214
                                                                                         -----------------------------------------
                                                                                           20,159,193     2,068,898    22,228,091
                                                                                         -----------------------------------------

Federal National Mortgage Association,

                                                                   5.500%       5/1/2016           --       182,748       182,748
                                                                   6.000%      04/01/16-           --       741,104       741,104
                                                                                07/01/31

                                                                   6.120%      10/1/2008           --       252,460       252,460
                                                                   6.250%      5/15/2029           --       200,433       200,433
                                                                   6.380%       06/15/09           --       108,321       108,321
                                                                   6.500%      08/01/31-    4,834,535       459,691     5,294,226
                                                                                12/01/31

                                                                   7.000%       7/1/1931           --       614,110       614,110
                                                                   7.250%      5/15/1930           --       285,594       285,594
                                                                   7.500%      09/01/15-           --       792,791       792,791
                                                                                07/01/31

                                                                   8.000%      04/01/30-           --       270,472       270,472
                                                                                05/01/30
                                                                                         -----------------------------------------
                                                                                            4,834,535     3,907,724     8,742,259
                                                                                         -----------------------------------------

Government National Mortgage
Association:

                                                                   6.000%      12/15/28-    4,639,732       296,386     4,936,118
                                                                                03/15/29
                                                                   6.500%      05/15/13-           --       977,571       977,571
                                                                                05/15/29
                                                                   7.000%      11/15/13-           --       269,606       269,606
                                                                                06/15/31

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


       STEIN ROE               GALAXY VIP
        BALANCED                  ASSET
          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS - 57.3%
             --                310,227
      1,484,460                      -
             --                 18,940

                                                                Government National Mortgage
        119,752                     --          119,752         Association, Adjustable Rate,

                                                                U.S. GOVERNMENT BONDS & NOTES - 1.3%
             --                 90,000           90,000         U.S. Treasury Bonds:
             --                 25,000           25,000
        400,000                     --          400,000
             --                 10,000           10,000
             --                 35,000           35,000


             --                250,000          250,000         U.S. Treasury Notes:
      1,200,000                     --        1,200,000
        735,000                     --          735,000
      1,610,000                     --        1,610,000
             --                190,000          190,000

             --                285,000          285,000         FEDERAL HOME LOAN BANK - 0.1%

             --                250,000          250,000         U.S. GOVERNMENT BACKED BONDS - 0.1%

                                                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                                  (cost of $42,690,480)


                                                                NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES - 5.8%
                                                                ASSET-BACKED SECURITIES - 2.0%
                               475,000          475,000         American Express Credit Account Master Trust,
                                                                  Series 1999-1, Class A
                               200,000          200,000         Chase Manhattan Auto Owner Trust Series 2001-A, Class A-4
                               500,000          500,000         Chase Manhattan Auto Owner Trust Series 2001-B, Class A-4
                               150,000          150,000         Chemical Master Credit Card Trust I Series 1996-2 Class A
                               205,000          205,000         Citibank Credit Card Issuance Trust Series 2002-A1 Class A1
                               250,000          250,000         Discover Card Master Trust I Series 2001-6, Class A
                                 5,249            5,249         Green Tree Financial Corp. Series 1999-5, Class A-2
                                50,000           50,000         Honda Auto Receivables Owner Trust Series 2001-2, Class A-4
      4,250,000                     --        4,250,000         MBNA Master Card Credit Trust,
             --                141,092          141,092         Premier Auto Trust Series 1999-3, Class A-4
             --                 28,608           28,608         Rural Housing Trust Series 1987-1 Class 1-D, CMO
             --                200,000          200,000         Toyota Auto Receivables Owner Trust Series 2001-C, Class A-4
             --                250,000          250,000         Wells Fargo Auto Trust Series 2001-A, Class A-4


                                                                NON-AGENCY MORTGAGE-BACKED SECURITIES - 3.8%
        472,955                     --          472,955         American Mortgage Trust,
      3,750,000                     --        3,750,000         GS Mortgage Securities Corp. II,
      3,250,000                     --        3,250,000         JP Morgan Commercial Mortgage Finance Corp.,
      1,250,000                     --        1,250,000         LB Commercial Conduit Mortgage Trust,
      3,750,000                     --        3,750,000         LB-UBS Commerical Mortgage Trust,

                                                                TOTAL NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES
                                                                  (cost $19,480,620)

                                                                FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 0.7%
                               200,000          200,000         Deutsche Ausgleichsbank
                               250,000          250,000         Diageo Capital PLC
                               100,000          100,000         Diageo Capital PLC, Yankee
                                50,000           50,000         France Telecom (d)
                               350,000          350,000         Hydro-Quebec, Series JL
                               100,000          100,000         Hydro-Quebec, Yankee, Series HH
                               200,000          200,000         International Bank for Reconstruction & Development
                               200,000          200,000         Kingdom of Spain
                               250,000          250,000         Oesterreich Kontrollerbank AG
                                50,000           50,000         Province of Nova Scotia
                               200,000          200,000         Province of Ontario
                                50,000           50,000         Republic of Italy
                               100,000          100,000         Republic of Italy, Series D
                                25,000           25,000         Republic of South Africa
                                75,000           75,000         Transalta Corp., Yankee

                                                                Total Foreign Government & Agency Obligations
                                                                (cost $2,229,076)

                                                                PREFERRED STOCKS - 0.1%
                                                                HEALTH CARE - 0.1%
                                                                HEALTH CARE EQUIPMENT & SERVICES - 0.1%
          5,475                     --            5,475         Fresenius AG (cost $674.304)

                                                                MUNICIPAL SECURITY - 0.1%

                                                                New Jersey State, EDA State Pension Funding
             --                200,000          200,000         Revenue Series A, AMT (cost $217,216)

                                                                SHORT-TERM OBLIGATION - 3.8%
                                                                Repurchase agreement with SBC Warburg Ltd.,
                                                                dated 6/28/02 due 07/01/02 at 1.900%,


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS - 57.3%                                                                        VALUE            VALUE       COMBINED
                                                                   7.500%      9/15/2029           --       327,775       327,775
                                                                   8.000%      3/15/2026    1,601,362            --     1,601,362
                                                                   9.000%     12/15/2017           --        20,946        20,946
                                                                                         -----------------------------------------
                                                                                            6,241,094     1,892,284     8,133,378
                                                                                         -----------------------------------------
Government National Mortgage

Association, Adjustable Rate,                                      6.625%      7/20/2025      124,056            --       124,056
                                                                                         -----------------------------------------

U.S. GOVERNMENT BONDS & NOTES - 1.3%

U.S. Treasury Bonds:                                              12.000%       08/15/13           --       125,838       125,838
                                                                   8.130%       08/15/21           --        32,269        32,269
                                                                   7.625%      2/15/2025      499,024            --       499,024
                                                                   5.250%      2/15/2029           --         9,410         9,410
                                                                   5.380%      2/15/1931           --        34,284        34,284
                                                                                         -----------------------------------------
                                                                                              499,024       201,801       700,825
                                                                                         -----------------------------------------

U.S. Treasury Notes:                                               5.630%       05/15/08           --       266,904       266,904
                                                                   5.500%      5/15/2009    1,269,552            --     1,269,552
                                                                   5.375%      2/15/2031      719,719            --       719,719
                                                                   3.500%     11/15/2006    1,581,310            --     1,581,310
                                                                   3.250%       05/31/04           --       191,514       191,514
                                                                                         -----------------------------------------
                                                                                            3,570,581       458,418     4,028,999
                                                                                         -----------------------------------------

FEDERAL HOME LOAN BANK - 0.1%                                      7.250%      5/15/2003           --       298,054       298,054
                                                                                         -----------------------------------------

U.S. GOVERNMENT BACKED BONDS - 0.1%                                6.630%      8/15/2003           --       260,657       260,657
                                                                                         -----------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS

  (cost of $42,690,480)                                                                    35,428,483     9,087,836    44,516,319
                                                                                         -----------------------------------------


NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES - 5.8%

ASSET-BACKED SECURITIES - 2.0%

American Express Credit Account Master Trust, Series 1999-1,
  Class A                                                          5.600%     11/15/2006           --       495,894       495,894
Chase Manhattan Auto Owner Trust Series 2001-A, Class A-4          5.070%      2/15/2008           --       207,027       207,027
Chase Manhattan Auto Owner Trust Series 2001-B, Class A-4          3.800%      5/15/2008           --       500,202       500,202
Chemical Master Credit Card Trust I Series 1996-2 Class A          5.980%      9/15/2008           --       159,021       159,021
Citibank Credit Card Issuance Trust Series 2002-A1 Class A1        4.950%       2/9/2009           --       208,481       208,481
Discover Card Master Trust I Series 2001-6, Class A                5.750%     12/15/2008           --       262,515       262,515
Green Tree Financial Corp. Series 1999-5, Class A-2                6.770%       4/1/1931           --         5,258         5,258
Honda Auto Receivables Owner Trust Series 2001-2, Class A-4        5.090%     10/18/2006           --        51,776        51,776
MBNA Master Card Credit Trust,                                     6.600%      4/16/2007    4,557,601            --     4,557,601
Premier Auto Trust Series 1999-3, Class A-4                        6.430%       3/8/2004           --       143,701       143,701
Rural Housing Trust Series 1987-1 Class 1-D, CMO                   6.330%       4/1/2026           --        29,373        29,373
Toyota Auto Receivables Owner Trust Series 2001-C, Class A-4       4.720%      9/15/2008           --       205,545       205,545
Wells Fargo Auto Trust Series 2001-A, Class A-4                    5.070%      3/15/2008           --       258,644       258,644
                                                                                         -----------------------------------------
                                                                                            4,557,601     2,527,437     7,085,038
                                                                                         -----------------------------------------


NON-AGENCY MORTGAGE-BACKED SECURITIES - 3.8%

American Mortgage Trust,                                           8.190%      9/27/2022      463,496            --       463,496
GS Mortgage Securities Corp. II,                                   6.620%     10/18/2030    3,916,168            --     3,916,168
JP Morgan Commercial Mortgage Finance Corp.,                       6.507%     10/15/2035    3,361,719            --     3,361,719
LB Commercial Conduit Mortgage Trust,                              6.210%     10/15/2035    1,320,313            --     1,320,313
LB-UBS Commerical Mortgage Trust,                                  6.510%     11/15/2010    3,998,438            --     3,998,438
                                                                                         -----------------------------------------
                                                                                           13,060,134            --    13,060,134
                                                                                         -----------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES

  (cost $19,480,620)                                                                       17,617,735     2,527,437    20,145,172
                                                                                         -----------------------------------------


FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 0.7%

Deutsche Ausgleichsbank                                            7.000%      6/23/2005           --       218,090       218,090
Diageo Capital PLC                                   EUR           6.000%      3/27/2003           --       256,315       256,315
Diageo Capital PLC, Yankee                                         6.125%      8/15/2005           --       105,606       105,606
France Telecom (d)                                                 9.000%       3/1/1931           --        44,342        44,342
Hydro-Quebec, Series JL                                            6.300%      5/11/2011           --       371,787       371,787
Hydro-Quebec, Yankee, Series HH                                    8.500%      12/1/2029           --       126,657       126,657
International Bank for Reconstruction & Development                7.000%      1/27/2005           --       217,858       217,858
Kingdom of Spain                                                   7.000%      7/19/2005           --       218,485       218,485
Oesterreich Kontrollerbank AG                                      5.500%      1/20/2006           --       259,935       259,935
Province of Nova Scotia                                            5.750%      2/27/2012           --        51,129        51,129
Province of Ontario                                                6.000%      2/21/2006           --       213,188       213,188
Republic of Italy                                                  4.375%     10/25/2006           --        49,988        49,988
Republic of Italy, Series D                                        5.250%       4/5/2006           --       103,151       103,151
Republic of South Africa                                           7.375%      4/25/2012           --        24,781        24,781
Transalta Corp., Yankee                                            6.750%      7/15/2012           --        74,220        74,220

                                                                                         -----------------------------------------
Total Foreign Government & Agency Obligations                                                      --     2,335,532     2,335,532
                                                                                         -----------------------------------------
(cost $2,229,076)

PREFERRED STOCKS - 0.1%

HEALTH CARE - 0.1%

HEALTH CARE EQUIPMENT & SERVICES - 0.1%

Fresenius AG (cost $674.304)                                                                  276,866            --       276,866
                                                                                         -----------------------------------------

MUNICIPAL SECURITY - 0.1%

New Jersey State, EDA State Pension Funding

Revenue Series A, AMT (cost $217,216)                              7.430%  02/15/29                --       227,990       227,990
                                                                                         -----------------------------------------

SHORT-TERM OBLIGATION - 3.8%
Repurchase agreement with SBC Warburg Ltd., dated 6/28/02 due 07/01/02 at 1.900%,

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


          FUND              ALLOCATION FUND
       SHARES OR               SHARES OR       PRO FORMA
          PAR                     PAR           COMBINED             COMMON STOCKS - 57.3%
                                                                collateralized by U.S. Treasury Bonds and Notes
                                                                with various maturities to 2027, market value
                                                                $10,330,891 (repurchase proceeds $10,095,598)
     10,094,000                     --       10,094,000         (cost of $10,094,000)

                                                                Repurchase agreement with Credit Suisse First
                                                                Boston Corp., dated 6/28/02 due 7/01/02 at 1.900%
                                                                collateralized by U.S. Treasury Bonds and Notes
                                                                with various maturities to 2030, market value
                                                                $3,143,641 (repurchase proceeds $3,082,488)
             --              3,082,000        3,082,000         (cost of $3,082,000)

                                                                Total Short-Term Obligations (cost $13,176,000)

                                                                TOTAL INVESTMENTS - 99.3% (COST $350,522,932)

                                                                OTHER ASSETS & LIABILITIES, NET - 0.7%
                                                                NET ASSETS - 100.0%


                                                                                                             GALAXY
                                                                                           STEIN ROE        VIP ASSET
                                                                                           BALANCED        ALLOCATION
                                                                                             FUND             FUND       PRO FORMA
COMMON STOCKS - 57.3%                                                                        Value            Value       Combined
collateralized by U.S. Treasury Bonds and Notes
with various maturities to 2027, market value
$10,330,891 (repurchase proceeds $10,095,598)

(cost of $10,094,000)                                                                      10,094,000            --    10,094,000

Repurchase agreement with Credit Suisse First
Boston Corp., dated 6/28/02 due 7/01/02 at 1.900%
collateralized by U.S. Treasury Bonds and Notes
with various maturities to 2030, market value
$3,143,641 (repurchase proceeds $3,082,488)
(cost of $3,082,000)                                                                               --     3,082,000     3,082,000

Total Short-Term Obligations (cost $13,176,000)                                            10,094,000     3,082,000    13,176,000

                                                                                         -----------------------------------------
TOTAL INVESTMENTS - 99.3% (COST $350,522,932)                                             286,686,282    58,846,267   345,532,549
                                                                                         -----------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.7%                                                      2,322,809       255,577     2,578,386
                                                                                         -----------------------------------------
NET ASSETS - 100.0%                                                                      $289,009,091  $ 59,101,844 $ 348,110,935
                                                                                         -----------------------------------------


(a)  Non-income producing.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors buyers. At June 30, 2002, the value of these securities amounted to $17,804,501 or 5.1% of net assets.

(c) As of June 30. 2002, the fund held shares of WorldCom, Inc. representing 0.1% of net assets. WorldCom. Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.

(d) Stepped coupon bond, the interest rate shown reflects the rate in effect at 6/30/02.


Acronym                             Name
-------                             ----
ADR                      American Depositary Receipt
GDR                      Global Depositary Receipt
CMO                      Collateralized Mortgage Obligation
EUR                       Euro Dollar denominated

Long futures contracts open on June 30, 2002:

                                                                     PAR VALUE                        UNREALIZED
                                                                     COVERED BY      EXPIRATION       DEPRECIATION
TYPE                                                                  CONTRACTS         MONTH          AT 6/30/02
----                                                                  ---------         -----         -----------
10 Year U.S. Treasury Note                                            1,300,000      September        $ (55,445)

Percentages are based on Net Assets of the Pro Forma combined.

                                                                      APPENDIX A

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111

              Stein Roe Small Company Growth Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2002

      This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectuses dated May 1, 2002 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2001, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Liberty Funds Distributor, Inc. (LFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

                                                                   Page
      General Information and History...........................     2
      Investment Restrictions...................................     4
      Portfolio Turnover........................................     7
      Purchases and Redemptions.................................     8
      Trustees and Officers.....................................     8
      Management Arrangements...................................    22
      Trust Charges and Expenses................................    24
      Underwriters..............................................    28
      Code of Ethics............................................    29
      Custodian.................................................    29
      Portfolio Transactions....................................    30
      Net Asset Value...........................................    37
      Taxes.....................................................    38
      Investment Performance....................................    40
      Record Shareholders.......................................    43
      Independent Accountants and Financial Statements..........    46
      Appendix A - Investment Techniques and Securities.........    47

                         GENERAL INFORMATION AND HISTORY

      SteinRoe Variable Investment Trust (the Trust), a business trust organized under the Laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

      Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective November 15, 1997, Federal Securities Fund changed its name from Stein Roe Mortgage Securities Income Fund to Stein Roe Mortgage Securities Fund, Variable Series. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to its current name. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series. Effective November 15, 1997, Growth Stock Fund changed its name from Stein Roe Managed Growth Stock Fund to its current name. Effective November 15, 1997, Balanced Fund changed its name from Stein Roe Managed Assets Fund to its current name. Effective November 15, 1997, Money Market Fund changed its name from Cash Income Fund to its current name.

      The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act") which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

      The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize. Each Fund is a separate series of the Trust.

      Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

      Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS

      Each Fund operates under the investment restrictions listed below. Restrictions numbered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

FUNDAMENTAL POLICIES

      The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

NON-FUNDAMENTAL POLICIES

      Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or


(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

      Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

      Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

      Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

      The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

      The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

      If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

      The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

      A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

      Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

      Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

      The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds.

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                           Year                                      Number of
                                           First                                     Portfolios
                               Position   Elected                                     in Fund
                                with        or                                        Complex             Other
       Name, Address           Liberty   Appointed     Principal Occupation(s)        Overseen        Directorships
          and Age               Funds    to Office     During Past Five Years        by Trustee           Held
          -------               -----    ---------     ----------------------        ----------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)     Trustee       1996   President of UAL Loyalty            103               None
P.O. Box 66100                                      Services and Executive Vice
Chicago, IL 60666                                   President of United Airlines
                                                    (airline) since September, 2001
                                                    (formerly Executive Vice
                                                    President from July, 1999 to
                                                    September, 2001); Chief
                                                    Financial Officer of United
                                                    Airlines since July, 1999;
                                                    Senior Vice President and Chief
                                                    Financial Officer of UAL, Inc.
                                                    prior thereto.



Janet Langford Kelly (Age 44)  Trustee       1996   Executive Vice                      103               None
One Kellogg Square                                  President-Corporate Development
Battle Creek, MI 49016                              and Administration, General
                                                    Counsel and Secretary, Kellogg
                                                    Company (food manufacturer),
                                                    since September, 1999; Senior
                                                    Vice President, Secretary and
                                                    General Counsel, Sara Lee
                                                    Corporation (branded, packaged,
                                                    consumer-products manufacturer)
                                                    prior thereto.

                                           Year                                      Number of
                                           First                                     Portfolios
                               Position   Elected                                     in Fund
                                with        or                                        Complex             Other
       Name, Address           Liberty   Appointed     Principal Occupation(s)        Overseen        Directorships
          and Age               Funds    to Office     During Past Five Years        by Trustee           Held
          -------               -----    ---------     ----------------------        ----------           ----
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 65)      Trustee       2000   Private Investor since August,      105               None
10701 Charleston Drive                              1987 (formerly Chairman and
Vero Beach, FL 32963                                Chief Executive Officer, U.S.
                                                    Plywood Corporation (building
                                                    products manufacturer)).

Salvatore Macera (Age 70)      Trustee       2000   Private Investor since 1981         103               None
26 Little Neck Lane                                 (formerly Executive Vice
New Seabury, MA  02649                              President and Director of Itek
                                                    Corporation (electronics) from
                                                    1975 to 1981).

Charles R. Nelson (Age 59)     Trustee       1981   Van Voorhis Professor,              103               None
Department of Economics                             Department of Economics,
University of Washington                            University of Washington since
Seattle, WA 98195                                   January, 1976; consultant on
                                                    econometric and statistical
                                                    matters.

John J. Neuhauser (Age 58)     Trustee       2000   Academic Vice President and Dean    105            Saucony, Inc.
84 College Road                                     of Faculties since August, 1999,               (athletic footwear);
Chestnut Hill, MA 02467-3838                        Boston College (formerly Dean,                    SkillSoft Corp.
                                                    Boston College School of                           (E-Learning).
                                                    Management from September, 1977
                                                    to September, 1999).

                                           Year                                      Number of
                                           First                                     Portfolios
                               Position   Elected                                     in Fund
                                with        or                                        Complex             Other
       Name, Address           Liberty   Appointed     Principal Occupation(s)        Overseen        Directorships
          and Age               Funds    to Office     During Past Five Years        by Trustee           Held
          -------               -----    ---------     ----------------------        ----------           ----
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 66)     Trustee       2000   Business Consultant since 1999      103               None
2208 Tawny Woods Place                              (formerly Professor of Finance
Boise, ID  83706                                    from 1975 to 1999 and Dean from
                                                    1977 to 1991, College of
                                                    Business, Boise State
                                                    University); Chartered Financial
                                                    Analyst.

Thomas C. Theobald (Age 64)    Trustee       1996   Managing Director, William Blair    103          Xerox Corporation
Suite 1300                                          Capital Partners (private equity              (business products and
222 West Adams Street                               investing) since September, 1994                 services), Anixter
Chicago, IL 60606                                   (formerly Chief Executive                      International (network
                                                    Officer and Chairman of the                      support equipment
                                                    Board of Directors, Continental               distributor), Jones Lang
                                                    Bank Corporation).                              LaSalle (real estate
                                                                                                    management services)
                                                                                                    and MONY Group (life
                                                                                                         insurance).

                                           Year                                      Number of
                                           First                                     Portfolios
                               Position   Elected                                     in Fund
                                with        or                                        Complex             Other
       Name, Address           Liberty   Appointed     Principal Occupation(s)        Overseen        Directorships
          and Age               Funds    to Office     During Past Five Years        by Trustee           Held
          -------               -----    ---------     ----------------------        ----------           ----
DISINTERESTED TRUSTEES
Anne-Lee Verville (Age 56)     Trustee       2000   Author and speaker on               103       Chairman of the Board of
359 Stickney Hill Road                              educational systems needs                     Directors, Enesco Group,
Hopkinton, NH  03229                                (formerly General Manager,                    Inc. (designer, importer
                                                    Global Education Industry from                    and distributor of
                                                    1994 to 1997, and President,                       giftware and
                                                    Applications Solutions Division                    collectibles).
                                                    from 1991 to 1994, IBM
                                                    Corporation (global education
                                                    and global applications)).

                                           Year                                      Number of
                                           First                                     Portfolios
                               Position   Elected                                     in Fund
                                with        or                                        Complex             Other
       Name, Address           Liberty   Appointed     Principal Occupation(s)        Overseen        Directorships
          and Age               Funds    to Office     During Past Five Years        by Trustee           Held
          -------               -----    ---------     ----------------------        ----------           ----
INTERESTED TRUSTEES

William E. Mayer* (Age 61)     Trustee      2000    Managing Partner, Park Avenue       105        Lee Enterprises (print
399 Park Avenue                                     Equity Partners (private equity                and on-line media), WR
Suite 3204                                          fund) since February, 1999                        Hambrecht + Co.
New York, NY 10022                                  (formerly Founding Partner,                     (financial service
                                                    Development Capital LLC from                    provider) and Systech
                                                    November 1996 to February, 1999;                Retail Systems (retail
                                                    Dean and Professor, College of                   industry technology
                                                    Business and Management,                       provider); First Health
                                                    University of Maryland from                         (healthcare)
                                                    October, 1992 to November,
                                                    1996).

Joseph R. Palombo* (Age 48)    Trustee      2000    Chief Operating Officer of          103                None
One Financial Center           and                  Columbia Management Group, Inc.
Boston, MA 02111               Chairman             since November, 2001; formerly
                               of the               Chief Operations Officer of
                                Board               Mutual Funds, Liberty Financial
                                                    Companies, Inc. from August,
                                                    2000 to November, 2001;
                                                    Executive Vice President of
                                                    Stein Roe & Farnham Incorporated
                                                    ("Stein Roe") since April, 1999;
                                                    Executive Vice President and
                                                    Director of Colonial Management
                                                    Associates, Inc. ("Colonial")
                                                    since April, 1999; Executive
                                                    Vice President and Chief
                                                    Administrative Officer of
                                                    Liberty Funds

                                           Year                                      Number of
                                           First                                     Portfolios
                               Position   Elected                                     in Fund
                                with        or                                        Complex             Other
       Name, Address           Liberty   Appointed     Principal Occupation(s)        Overseen        Directorships
          and Age               Funds    to Office     During Past Five Years        by Trustee           Held
          -------               -----    ---------     ----------------------        ----------           ----
                                                    Group, LLC ("LFG") since April,
                                                    1999; Director of Stein Roe
                                                    since September, 2000; Trustee
                                                    and Chairman of the Board of the
                                                    Stein Roe Mutual Funds since
                                                    October, 2000; Manager of Stein
                                                    Roe Floating Rate Limited
                                                    Liability Company since October,
                                                    2000 (formerly Vice President of
                                                    the Liberty Funds from April,
                                                    1999 to August, 2000; Chief
                                                    Operating Officer and Chief
                                                    Compliance Officer, Putnam
                                                    Mutual Funds from December, 1993
                                                    to March, 1999).


* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

                                                      Year First
                                                      Elected or
       Name, Address               Position with     Appointed to                   Principal Occupation(s)
          And Age                  Liberty Funds        Office                      During Past Five Years
          -------                  -------------        ------                      ----------------------
    OFFICERS

Keith T. Banks (Age 46)               President           2001       President of the Liberty Funds since November, 2001;
Columbia Management Group, Inc.                                      Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                                       Columbia Management Group, Inc. since August, 2000
Mail Stop NY EH 30636A                                               (formerly Managing Director and Head of U.S. Equity,
New York, NY  10022                                                  J.P. Morgan Investment Management from November, 1996 to
                                                                     August, 2000).

Vicki L. Benjamin (Age 40)        Chief Accounting        2001       Controller of the Liberty Funds and Liberty All-Star
One Financial Center                 Officer and                     Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                     Controller                      Liberty Funds and Liberty All-Star Funds since June,
                                                                     2001; Vice President of LFG since April, 2001 (formerly
                                                                     Vice President, Corporate Audit, State Street Bank and
                                                                     Trust Company from May, 1998 to April, 2001; Audit
                                                                     Manager from July, 1994 to June, 1997; Senior Audit
                                                                     Manager from July, 1997 to May, 1998, Coopers & Lybrand,
                                                                     LLP).

J. Kevin Connaughton (Age 37)         Treasurer           2000       Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                                 All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111                                                     of the Liberty Funds and of the Liberty All-Star Funds
                                                                     from February, 1998 to October, 2000); Treasurer of the
                                                                     Stein Roe Funds since February, 2001 (formerly
                                                                     Controller from May, 2000 to February, 2001); Senior
                                                                     Vice President of LFG since January, 2001 (formerly Vice
                                                                     President from April, 2000 to January, 2001; Vice
                                                                     President of Colonial from February, 1998 to October,
                                                                     2000; Senior Tax Manager, Coopers & Lybrand, LLP from
                                                                     April, 1996 to January, 1998).

Jean S. Loewenberg (Age 56)       Secretary               2002       Secretary of the Liberty Funds and of the Liberty
One Financial Center                                                 All-Star Funds since February, 2002; Senior Vice
Boston, MA 02111                                                     President and Group Senior Counsel, FleetBoston
                                                                     Financial Corporation since November, 1996.

Trustee Positions

      As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Stein Roe, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

      In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Stein Roe and considered information provided by Stein Roe relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Stein Roe to the Funds were appropriate to fulfill effectively Stein Roe's duties under the agreements. The Trustees also considered the business reputation of Stein Roe and its financial resources, and concluded that Stein Roe would be able to meet any reasonably foreseeable obligations under the agreements.

      The Trustees received information concerning the investment philosophy and investment process applied by Stein Roe in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Stein Roe's in-house research capabilities as well as other resources available to Stein Roe's personnel, including research services available to Stein Roe as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Stein Roe's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

      The Trustees considered the scope of the services provided by Stein Roe to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements". The Trustees concluded that the scope of Stein Roe's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

      The Trustees considered the quality of the services provided by Stein Roe to the Funds. The Trustees evaluated Stein Roe's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Stein Roe designed to fulfill Stein Roe's fiduciary duty to the Funds with respect to possible conflicts of interest, including Stein Roe's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Stein Roe allocates trades among its various investment advisory clients and the record of Stein Roe in these matters. The Trustees also received information concerning standards of Stein Roe with respect to the execution of portfolio transactions. See "Portfolio Transactions."

      The Trustees considered Stein Roe's management of non-advisory services provided by persons other than Stein Roe by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Stein Roe and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Stein Roe as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Stein Roe's services was sufficient to merit reapproval of the agreement for another year.

      In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Stein Roe. The Trustees evaluated Stein Roe's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Stein Roe, but also so-called "fallout benefits" to Stein Roe such as reputational value derived from serving as investment advisor to the Funds and the research services available to Stein Roe by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

      Based on the foregoing, the Trustees concluded that the fees to be paid Stein Roe under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by Stein Roe.

General

      Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

      Stein Roe or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Stein Roe. For the fiscal year ended December 31, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                          Pension or       Total Compensation from
                          Retirement        the Fund and the Fund
                           Benefits         Complex Paid to the
                        Accrued as Part   Trustees for the Calendar
                            of Fund              Year Ended
Trustee                   Expenses (a)      December 31, 2001 (b)
-------                   ------------      ---------------------
John A. Bacon, Jr. (c)        N/A                $  95,000
Robert J. Birnbaum            N/A                   25,300
Tom Bleasdale (c)             N/A                  103,000 (d)
William W. Boyd (c)           N/A                   50,000
Lora S. Collins (c)           N/A                   96,000
James E. Grinnell (c)         N/A                  100,300
Douglas A. Hacker             N/A                  109,000
Janet Langford Kelly          N/A                  107,000
Richard W. Lowry              N/A                  135,300
Salvatore Macera              N/A                  110,000
William E. Mayer              N/A                  132,300
James L. Moody, Jr. (c)       N/A                   91,000
Charles R. Nelson             N/A                  109,000
John J. Neuhauser             N/A                  132,510
Joseph R. Palombo (e)         N/A                    N/A
Thomas Stitzel                N/A                  109,000
Thomas C. Theobald            N/A                  112,000
Anne-Lee Verville             N/A                  114,000 (f)

                                               Aggregate            Aggregate
                            Aggregate        Compensation       Compensation from
                        Compensation from   from the Growth     the Small Company
                        the Balanced Fund   Stock Fund for       Growth Fund for
                          for the Fiscal    the Fiscal Year      the Fiscal Year
                           Year Ended           Ended                Ended
Trustee                 December 31, 2001   December 31, 2001    December 31, 2001
-------                 -----------------   -----------------    -----------------
John A. Bacon, Jr. (c)       $    0             $    0                $  0
Robert J. Birnbaum              N/A                N/A                 N/A
Tom Bleasdale (c)               N/A                N/A                 N/A
William W. Boyd (c)               0                  0                   0
Lora S. Collins (c)             N/A                N/A                 N/A
James E. Grinnell (c)           N/A                N/A                 N/A
Douglas A. Hacker             1,400              1,343                 627
Janet Langford Kelly          1,374              1,319                 616
Richard W. Lowry              1,419              1,363                 636
Salvatore Macera              1,413              1,354                 633
William E. Mayer              1,379              1,320                 617
James L. Moody, Jr. (c)         N/A                N/A                 N/A
Charles R. Nelson             1,400              1,343                 627
John J. Neuhauser             1,383              1,329                 621
Joseph R. Palombo (e)           N/A                N/A                 N/A
Thomas Stitzel                1,400              1,342                 627
Thomas C. Theobald            1,438              1,381                 644
Anne-Lee Verville             1,464 (f)          1,404 (f)             656 (f)

                            Aggregate           Aggregate
                        Compensation from      Compensation
                           the Federal        from the Money
                         Securities Fund      Market Fund for
                          for the Fiscal        the Fiscal
                            Year Ended          Year Ended
Trustee                 December 31, 2001    December 31, 2001
-------                 -----------------    -----------------
John A. Bacon, Jr. (c)       $   0              $    0
Robert J. Birnbaum             N/A                 N/A
Tom Bleasdale (c)              N/A                 N/A
William W. Boyd (c)              0                   0
Lora S. Collins (c)            N/A                 N/A
James E. Grinnell (c)          N/A                 N/A
Douglas A. Hacker              696                 990
Janet Langford Kelly           683                 972
Richard W. Lowry               705               1,002
Salvatore Macera               703               1,000
William E. Mayer               687                 979
James L. Moody, Jr. (c)        N/A                 N/A
Charles R. Nelson              696                 990
John J. Neuhauser              687                 976
Joseph R. Palombo (e)          N/A                 N/A
Thomas Stitzel                 696                 991
Thomas C. Theobald             714               1,017
Anne-Lee Verville              728 (f)           1,035 (f)


(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Administrator. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $1,464 for the Balanced Fund, $1,404 for the Growth Stock Fund, $656 for the Small Company Growth Fund, $728 for the Federal Securities Fund, $1,035 for the Money Market Fund and $114,000 for the calendar year ended December 31, 2001, respectively, pursuant to the deferred compensation plan.

Role of the Board of Trustees

      The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

      Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

      GOVERNANCE COMMITTEE

      Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

      ADVISORY FEES & EXPENSES COMMITTEE

      Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

      TRADING OVERSIGHT COMMITTEE

      Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

      The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                        Dollar Range   Dollar Range     Dollar Range
                         Dollar Range    of Equity      of Equity        of Equity
                          of Equity      Securities     Securities       Securities
                          Securities    Owned in the   Owned in the     Owned in the
                         Owned in the   Growth Stock   Small Company       Federal
Name of Trustee          Balanced Fund       Fund       Growth Fund    Securities Fund
---------------          -------------       ----       -----------    ---------------
DISINTERESTED TRUSTEES
Douglas A. Hacker             $0             $0             $0             $0
Janet Langford Kelly           0              0              0              0
Richard W. Lowry (g)           0              0              0              0
Salvatore Macera               0              0              0              0
Charles R. Nelson              0              0              0              0
John J. Neuhauser (g)          0              0              0              0
Thomas E. Stitzel              0              0              0              0
Thomas C. Theobald             0              0              0              0
Anne-Lee Verville              0              0              0              0
INTERESTED TRUSTEES
William E. Mayer (g)          $0             $0             $0             $0
Joseph R. Palombo              0              0              0              0

                         Dollar Range of
                             Equity        Aggregate Dollar Range of
                           Securities     Equity Securities Owned in
                          Owned in the       all Funds Overseen by
                          Money Market     Trustee in Liberty Family
Name of Trustee               Fund                 of Funds
---------------               ----                 --------
DISINTERESTED TRUSTEES
Douglas A. Hacker              $0               Over $100,000
Janet Langford Kelly            0               Over $100,000
Richard W. Lowry (g)            0               Over $100,000
Salvatore Macera                0              $50,001-100,000
Charles R. Nelson               0               Over $100,000
John J. Neuhauser (g)           0               Over $100,000
Thomas E. Stitzel               0              $50,001-100,000
Thomas C. Theobald              0               Over $100,000
Anne-Lee Verville               0               Over $100,000
INTERESTED TRUSTEES
William E. Mayer (g)           $0              $50,001-100,000
Joseph R. Palombo               0                 $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

                             MANAGEMENT ARRANGEMENTS

      As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe. Each Fund has its own Advisory Agreement with Stein Roe. Stein Roe is a subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, Massachusetts 02111.

      The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022. The business address of Mr. Palombo is One Financial Center, Boston, Massachusetts 02111.


      Stein Roe, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Stein Roe.

      Each Fund's Advisory Agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Stein Roe in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the Advisory Agreement.

      Under an Administration Agreement with the Trust, Stein Roe provides each Fund with administrative services, excluding investment advisory services. Specifically, Stein Roe is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Stein Roe may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

      Under separate agreements, Stein Roe also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.

      Nordea Investment Management North America, Inc. (Nordea), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as the investment sub-advisor for the Balanced Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Balanced Fund effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Balanced Fund at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for the Balanced Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

      Under the sub-advisory agreement with Stein Roe and the Trust, on behalf of the Balanced Fund, Nordea manages a portion of the Balanced Fund's foreign securities, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Balanced Fund. For the services rendered by Nordea under the sub-advisory agreement, Stein Roe pays Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Balanced Fund's assets managed by Nordea. Any liability of Nordea to the Trust, the Balanced Fund and/or Balanced Fund shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Balanced Fund, Nordea also provides sub-advisory and other services and facilities to other investment companies.

                           TRUST CHARGES AND EXPENSES

MANAGEMENT FEES:

      Each Fund pays Stein Roe an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended December 31, 2001, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:

                              Annual Fee Rate
                             (as a percentage
                                of average
                                net assets)      2001       2000        1999
                                -----------      ----       ----        ----
Small Company Growth Fund           0.50%     $ 438,989  $ 697,628   $ 569,580
Growth Stock Fund                   0.50%(h)  1,545,392  2,264,063   1,583,203
Balanced Fund                       0.45%     1,591,913  1,856,618   1,749,012
Federal Securities Fund             0.40%       538,355    421,467     405,687
Money Market Fund                   0.35%       863,234    626,629     462,410

(h) Effective July 1, 2001, Stein Roe implemented a management fee breakpoint for the Growth Stock Fund. The management fee is now 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.


ADMINISTRATIVE EXPENSES:

      Each Fund pays Stein Roe an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2001, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:

                               2001      2000       1999
                               ----      ----       ----
Small Company Growth Fund   $ 131,697  $209,289   $170,856
Growth Stock Fund             463,618   679,219    474,944
Balanced Fund                 530,638   618,873    588,899
Federal Securities Fund       201,883   158,050    153,092
Money Market Fund             369,958   268,555    197,888

ACCOUNTING AND BOOKKEEPING EXPENSES:

      Each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million prior to July 1, 2001. Effective July 1, 2001, Stein Roe entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreement with the Funds, Stein Roe receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and

- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001, pursuant to the agreement, each Fund paid Stein Roe fees as follows:

                                         2001       2000     1999
                                         ----       ----     ----
Small Company Growth Fund               $31,689    $27,303  $26,588
Growth Stock Fund                        67,708     35,135   32,866
Balanced Fund                            74,480     34,130   33,508
Federal Securities Fund                  42,321     26,318   26,308
Money Market Fund                        67,569     28,291   27,200

      In addition, under the Funds' transfer agency agreement, each Fund pays Stein Roe or an affiliate thereof a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Stein Roe or an affiliate thereof for these services:

                                 2001       2000        1999
                                 ----       ----        ----
Small Company Growth Fund       $7,500     $7,500      $7,500
Growth Stock Fund                7,500      7,521       7,500
Balanced Fund                    7,500      7,500       7,500
Federal Securities Fund          7,500      7,500       7,500
Money Market Fund                7,500      7,500       7,500

12B-1 FEES:

      Each Fund listed below paid LFD distribution fees as follows during the years ended December 31, 2001 and 2000, as described in the Prospectus:

                                   2001     2000 (i)
                                   ----     --------
Small Company Growth Fund        $     2    $     2
Growth Stock Fund                 70,473     12,970
Balanced Fund                     83,535      8,476
Federal Securities Fund           66,414      3,720

(i)   The Funds did not offer Class B shares prior to June 1, 2000.

EXPENSE LIMITATION:

      Stein Roe has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

Fund                             Expenses Exceeding
----                             ------------------
Growth Stock Fund                0.80% of average net assets
Balanced Fund                    0.75% of average net assets
Small Company Growth Fund        0.80% of average net assets

      LFD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:

                                                   Class B      Reimburse
                                                   expense   distribution fee
Fund:                                              limit:      in excess of:
-----                                              ------      -------------
Balanced Fund                                       0.90%         0.15%
Growth Stock Fund                                   0.95%         0.15%
Federal Securities Fund                             0.90%         0.20%

      These arrangements may be terminated by Stein Roe and LFD at any time.

      Prior to May 1, 2001, Stein Roe contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:

Fund                             Expenses Exceeding
----                             ------------------
Small Company Growth Fund        0.80% of average net assets
Growth Stock Fund                0.80% of average net assets
Balanced Fund                    0.75% of average net assets
Federal Securities Fund          0.70% of average net assets
Money Market Fund                0.65% of average net assets

      Prior to May 1, 2001, LFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum:

                                                                Reimburse
                                                   Class B     distribution
                                                   expense    fee in excess
Fund:                                              limit:          of:
-----                                              ------          ---
Balanced Fund                                       0.90%         0.15%
Growth Stock Fund                                   0.95%         0.15%

FEES OR EXPENSES WAIVED OR BORNE BY STEIN ROE OR LFD:

      During each year in the three-year period ended December 31, 2001, the following fees or expenses were waived or borne by Stein Roe or LFD:

Fund:                           2001       2000        1999
-----                           ----       ----        ----
Small Company Growth Fund     $ 34,910      ---         ---
Growth Stock Fund               15,581      ---         ---
Balanced Fund                   19,770   $1,228         ---
Federal Securities Fund         10,581      ---         ---

SALES-RELATED EXPENSES:

            Sales-related expenses of LFD relating to each of the Funds' Class B shares for the year ended December 31, 2001 were as follows (dollars in thousands):

                                                Small
                                               Company    Growth
                                               Growth      Stock    Balanced
                                                 Fund      Fund       Fund
                                                 ----      ----       ----
Fees to Financial Service Firms (FSFs)            (j)       $62        $67
Cost of sales material relating to the Fund
  (including printing and mailing expenses)       $0         79        149
Allocated travel, entertainment and other
  promotional expenses (including advertising)     0         45         85

(j)   Rounds to less than one.

                                                          Federal
                                                        Securities
                                                           Fund
                                                           ----
Fees to FSFs                                               $56
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  0
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                           0

                                  UNDERWRITERS

      LFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. LFD is a subsidiary of Colonial. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under Expense Limitation. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

                                 CODE OF ETHICS

      The Funds, Stein Roe, LFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    CUSTODIAN

      State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

      With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

      The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe A. maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

      Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. (ATI). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

      CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools -- other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash (hard dollars) value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

      In certain cases, Stein Roe may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Conduct Rules of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of net price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing the Funds an amount in respect of each Fund's assets allocable to that Fund's shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

      In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

      Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

      The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

      The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

      With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

      The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Growth Stock Fund and Balanced Fund during the three fiscal years ended December 31, 2001. Money Market Fund did not pay commissions on any of its transactions during the three fiscal years ended December 31, 2001.

                                                                                      SMALL
                                                  FEDERAL                            COMPANY
                                                 SECURITIES         GROWTH            GROWTH          BALANCED
                                                    FUND          STOCK FUND           FUND              FUND
                                                    ----          ----------           ----              ----
Total amount of brokerage commissions paid
  during fiscal year ended 12/31/01                $1,887        $    363,809       $  144,333      $   282,984
Total amount of directed transactions paid
  during fiscal year ended 12/31/01                     0          64,390,232          761,325       17,679,977
Total amount of commissions on directed
  transactions paid during fiscal year
  ended 12/31/01                                        0              79,750            3,825           21,412
Total amount of brokerage commissions paid
  during fiscal year ended 12/31/01 to
  AlphaTrade Inc.                                       0               3,720            2,541           10,759
  (% of total commission paid)                                             (1%)             (2%)             (4%)

Total amount of brokerage commissions paid
  during fiscal year ended 12/31/00                $  463        $    321,881       $  129,992      $   122,288
Total amount of directed transactions paid
  during fiscal year ended 12/31/00                   166         102,477,606        1,873,743        4,759,691
Total amount of commissions on directed
  transactions paid during fiscal year
  ended 12/31/00                                        0              94,650            3,385            4,519
Total amount of brokerage commissions paid
  during fiscal year ended 12/31/00 to
  AlphaTrade Inc.                                       0              11,364              630            7,667
  (% of total commission paid)                                             (4%)             (0%)             (6%)

                                                                                      SMALL
                                                  FEDERAL                            COMPANY
                                                 SECURITIES         GROWTH            GROWTH          BALANCED
                                                    FUND          STOCK FUND           FUND              FUND
                                                    ----          ----------           ----              ----
Total amount of brokerage commissions paid
  during fiscal year ended 12/31/99                  $0          $    313,982      $    189,736     $    251,359
Total amount of directed transactions paid
  during fiscal year ended 12/31/99                   0           115,483,614       137,410,527      617,975,254
Total amount of commissions on directed
  transactions paid during fiscal year
  ended 12/31/99                                      0               176,705           127,859          191,996

* The Funds were not able to trade through ATI prior to 2000.

                                 NET ASSET VALUE

      The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

      The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

      Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

      Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

      Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

      Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

      The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

      The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

      To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

      It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

      The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                             INVESTMENT PERFORMANCE

      Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

      The yields are then computed as follows:


                                 Net Change in Account Value     365
              Current Yield  =   ---------------------------  x  ---
                                   Beginning Account Value        7


                           [1 + Net Change in Account Value](365/7)
       Effective Yield  =  ----------------------------------------  -  1
                                  Beginning Account Value

      For example, the yields of Money Market Fund for the seven-day period ended December 31, 2000, were:


                                    $.000312708     365
                  Current Yield  =  -----------  x  ---  =  1.63%
                                       $1.00         7


                                  [1+$.000312708](365/7)
              Effective Yield  =  ---------------------- -  1  =  1.64%
                                          $1.00

      In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

      Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

      Average Annual Total Return is computed as follows:

                                 ERV = P(1+T)(n)

      Where:   P   = a hypothetical initial payment of $1,000
               T   = average annual total return
               n   = number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

      For example, for a $1,000 investment in the Funds' Class A and Class B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                           Ending        Ending
                                         Redeemable    Redeemable
                                            Value         Value
          Fund                             Class A       Class B
          ----                           ----------    ----------
          Small Company Growth Fund        $  900        $  896
          Growth Stock Fund                   754           752
          Balanced Fund                       908           906
          Federal Securities Fund           1,070         1,069
          Money Market Fund                 1,036           N/A

      The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                                      Small Company Growth Fund
                                      -------------------------
                              1 Year           5 Years          10 Years
Class A                      -10.03%            2.36%             9.62%
Class B                      -10.38%            2.25%(k)          9.56%(k)

                                          Growth Stock Fund
                                          -----------------
                              1 Year           5 Years          10 Years
Class A                      -24.64%            8.97%            10.40%
Class B                      -24.80%            8.89%(k)         10.36%(k)

                                            Balanced Fund
                                            -------------
                              1 Year           5 Years          10 Years
Class A                       -9.19%            5.86%             8.18%
Class B                       -9.39%            5.79%(k)          8.14%(k)

                                       Federal Securities Fund
                                       -----------------------
                              1 Year           5 Years          10 Years
Class A                        7.03%            6.90%             6.49%
Class B                        6.86%            6.77%(k)          6.42%(k)

                                          Money Market Fund
                                          -----------------
                              1 Year           5 Years          10 Years
Class A                        3.64%            4.95%             4.53%

(k) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

      The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

      In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                               RECORD SHAREHOLDERS

      All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).

      As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

SMALL COMPANY GROWTH FUND

Class A

Keyport Life Insurance Company                               11.56%
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                               75.80%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                        100.00%
One Financial Center
Boston, MA 02111

GROWTH STOCK FUND

Class A

Independence Life and Annuity Company                        16.34%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                               36.72%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                               38.37%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                        5.01%
125 High Street
Boston, MA  02110

Class B

Keyport Life Insurance Company                               81.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                       18.41%
125 High Street
Boston, MA 02110

BALANCED FUND

Class A

Independence Life and Annuity Company                         9.27%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                               40.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                               39.81%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                               88.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                       11.38%
125 High Street
Boston, MA 02110

FEDERAL SECURITIES FUND

Class A

Independence Life and Annuity Company                        18.82%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                               50.27%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                               22.39%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                               83.82%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                       16.18%
125 High Street
Boston, MA 02110

MONEY MARKET FUND

Class A

Keyport Life Insurance Company                               62.66%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                               19.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                       11.39%
125 High Street
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

      The independent accountants for the Funds are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent accountants appearing in the December 31, 2001, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A

                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

      Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

      Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

      Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

      The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

      Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

      The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES

      A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

      The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

      Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

      A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

      Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

      GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

      The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

      The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1. Certificates may be issued at a premium or discount, rather than at par;

2. After issuance, Certificates may trade in the secondary market at a premium or discount;

3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

      Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

      The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

      Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

      When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

      Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

      Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

      The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

      The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

      The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

      FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

      FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

      To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

      A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

      A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

      It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

      The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

      The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

      Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

      The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS)

      A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

      Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

      Balanced Fund may invest in Equipment Trust Certificates.

      Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

      Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

      Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

      Balanced Fund may invest in Convertible Securities.

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

      Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

OPTIONS

      A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

      An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

      A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

      If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

      A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options

      There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

      If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

      The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.



----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Risks Associated with Futures

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

      When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

      A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

      If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.



----------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

      For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.


----------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

WARRANTS

      Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

      Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

      When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

      Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

      Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Galaxy VIP Small Company Growth Fund by Stein Roe Small Company Growth Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Stein Roe Small Company Growth Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Stein Roe Small Company Growth Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/298M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                      GALAXY VIP SMALL COMPANY GROWTH FUND

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Small Company Growth Fund will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the Galaxy VIP Small Company Growth Fund's advisor, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Small Company Growth Fund to, and the assumption of all of the liabilities of the Galaxy VIP Small Company Growth Fund by, the Stein Roe Small Company Growth Fund, Variable Series, in exchange for shares of the Stein Roe Small Company Growth Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Small Company Growth Fund in complete liquidation of the Galaxy VIP Small Company Growth Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel

                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      GALAXY VIP SMALL COMPANY GROWTH FUND
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                     c/o SteinRoe Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    4
PROPOSAL -- Acquisition of Galaxy VIP Small Company Growth
            Fund by Stein Roe Small Company Growth Fund,
            Variable Series.................................   11
  The Proposal..............................................   11
  Principal Investment Risks................................   11
  Information about the Acquisition.........................   11
GENERAL
  Voting Information........................................   20
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Stein Roe Small
              Company Growth Fund, Variable Series..........  B-1
Appendix C -- Information Applicable to Class A Shares of
              Stein Roe Small Company Growth Fund, Variable
              Series........................................  C-1

    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Small Company Growth Fund (the "Galaxy Fund") by the Stein Roe Small Company Growth Fund, Variable Series (the "Stein Roe Fund," and together with the Galaxy Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Galaxy Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating

Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Fund by the Stein Roe Fund. The Stein Roe Fund seeks long-term growth. If the Agreement and Plan of Reorganization is approved by the shareholders of the Galaxy Fund and the Acquisition occurs, the Galaxy Fund will transfer all of its assets and liabilities to the Stein Roe Fund in exchange for shares of the Stein Roe Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Galaxy Fund will be distributed pro rata to its shareholders. Please review this Proposal carefully. After the Acquisition, the Stein Roe Fund expects to change its name to "Liberty Small Company Growth Fund, Variable Series."

    In addition to offering shares in the Galaxy Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the SteinRoe Variable Investment Trust (the "SteinRoe Trust") or the Liberty Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    - The Prospectus of the Galaxy Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Fund dated June 30, 2002.


    - The Statement of Additional Information of the Stein Roe Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


    The Galaxy Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Galaxy Fund and Stein Roe Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Galaxy VIP and the SteinRoe Trust are recommending that the Stein Roe Fund acquire the Galaxy Fund. This means that the Stein Roe Fund would acquire all of the assets and liabilities of the Galaxy Fund in exchange for shares of the Stein Roe Fund. If the Acquisition is approved and consummated, shareholders of the Galaxy Fund will receive shares of the Stein Roe Fund with an aggregate net asset value equal to the aggregate net asset value of their Galaxy Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree. After the Acquisition, the Stein Roe Fund expects to change its name to "Liberty Small Company Growth Fund, Variable Series."

PLEASE NOTE THAT THE TRUSTEES OF GALAXY VIP HAVE APPROVED THE LIQUIDATION OF THE GALAXY FUND IN THE EVENT THAT ITS SHAREHOLDERS DO NOT APPROVE THE ACQUISITION.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment advisor to the Galaxy Fund, and Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Stein Roe Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of Galaxy VIP and the SteinRoe Trust recommend approval of the Acquisition because it offers shareholders of the Galaxy Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies similar to those of the Galaxy Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Fund are expected to experience a decrease in expenses; and

    - because the Galaxy Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaning-ful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP have approved the liquidation of the Galaxy Fund in the event that its shareholders do not approve the Acquisition.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?


The following tables allow you to compare the management fees and expenses of the Galaxy Fund and the Stein Roe Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Galaxy Fund for its last fiscal year (ended December 31, 2001) and for the Stein Roe Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF SHARES OF THE STEIN ROE FUND ARE EXPECTED TO BE LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE GALAXY FUND (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 5 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITION, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF SHARES OF THE STEIN ROE FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE GALAXY FUND AS OF JUNE 30, 2002.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)


                                                             GALAXY FUND
                                                         (FOR THE FISCAL YEAR
                                                          ENDED DECEMBER 31,
                                                                2001)
                                                         --------------------
Management fee (1)(%)                                            0.84
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.00
-----------------------------------------------------------------------------
Other expenses (2)(%)                                            1.70
-----------------------------------------------------------------------------
Total annual fund operating expenses (2)(%)                      2.54



                                                            STEIN ROE FUND
                                                         (FOR THE FISCAL YEAR
                                                          ENDED DECEMBER 31,
                                                                2001)
                                                         --------------------
                                                               CLASS A
Management fee (3)(%)                                            0.65
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.00
-----------------------------------------------------------------------------
Other expenses (%)                                               0.21
-----------------------------------------------------------------------------
Total annual fund operating expenses (4)(%)                      0.86



                                                            STEIN ROE FUND
                                                              (PRO FORMA
                                                              COMBINED)
                                                            --------------
                                                               CLASS A
Management fee (3)(%)                                            0.65
--------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.00
--------------------------------------------------------------------------
Other expenses (5)(%)                                            0.17
--------------------------------------------------------------------------
Total annual fund operating expenses (5)(%)                      0.82


---------------
 (1) The Galaxy Fund paid a management fee of 0.75% and an administration fee of .085%.


 (2) The Galaxy Fund's advisor has voluntarily agreed to reimburse the expenses incurred by the Galaxy Fund in excess of 1.60%. If this reimbursement were reflected in the table, other expenses would be 0.76% and total annual fund operating expenses would be 1.60%. This arrangement may be modified or terminated at any time.



 (3) The Stein Roe Fund paid a management fee of 0.50% and an administration fee of 0.15%.


 (4) Reflects the termination of a waiver in place through April 1, 2001.

 (5) The Stein Roe Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Stein Roe Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of expenses attributable to the Acquisition. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisition, after which this arrangement may be modified or terminated at any time, which may cause the total annual fund operating expenses to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Fund or the Stein Roe Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY FUND                                 $257     $791     $1,350     $2,875
--------------------------------------------------------------------------------
STEIN ROE FUND
Class A                                     $ 88     $274     $  477     $1,061
--------------------------------------------------------------------------------
STEIN ROE FUND
(pro forma combined)*
Class A                                     $ 82     $260     $  453     $1,012
--------------------------------------------------------------------------------

* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Galaxy Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY FUND AND THE STEIN ROE FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:


             GALAXY FUND                            STEIN ROE FUND
INVESTMENT GOAL: The Galaxy Fund         INVESTMENT GOAL: The Stein Roe Fund
seeks capital appreciation.              seeks long-term growth.
PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: The
Galaxy Fund seeks to achieve its goal    Stein Roe Fund seeks to achieve its
as follows:                              goal as follows:
- Under normal circumstances, the        - Under normal market conditions, the
  Fund invests at least 80% of its         Fund invests at least 80% of its
  net assets (plus any borrowings for      net assets (plus any borrowings for
  investment purposes) in the equity       investment purposes) in small-cap
  securities, primarily common             stocks. Small-cap stocks are stocks
  stocks, of small capitalization          of small- size companies that have
  companies that have market               market capitalizations similar in
  capitalizations of $1.5 billion or       size to those companies in the
  less.                                    Russell 2000 Growth Index. As of
                                           October 31, 2002, that Index
- The Fund invests primarily in the        included companies with capi-
  common stock of U.S. companies, but      talizations between approximately
  may invest up to 20% of its total        $20 million and $2 billion.
  assets in foreign equity
  securities.                            - The Fund invests in companies that
                                           compete within large and growing
- In selecting investments for the         markets and that have the ability
  Fund, the advisor looks first for        to grow their market share. To find
  promising industries. It then looks      companies with these growth
  within those industries for what         characteristics, the Fund's
  are judged to be reasonably priced       investment advisor seeks out
  companies that have above-average        companies that are, or in the
  growth potential.                        advisor's judgment, have the
                                           potential to have an above-average
- From time to time, the Fund may          rate of growth in sales and
  emphasize particular market              earnings within their respective
  sectors, such as technology, in          industry. The Fund's investment
  attempting to achieve its                advisor also looks for companies
  investment goal.                         with strong management teams that
                                           participate in the ownership of the
- The Fund will sell a portfolio           companies.
  security when, as a result of
  changes in the economy, the Fund's     - The Fund may invest in new issuers
  investment advisor believes that         during periods when new issuers are
  holding the security is no longer        being brought to market.
  consistent with the Fund's
  investment objective. A security
  may also be sold as a result of a
  deteriora-

             GALAXY FUND                            STEIN ROE FUND
  tion in the performance of the         - The Fund's investment advisor may
  security or in the financial             sell a portfolio holding if the
  condition of the issuer of the           security reaches the advisor's
  security.                                price target or if the company has
                                           a deterioration of fundamentals
                                           such as failing to meet key
                                           operating benchmarks. The advisor
                                           may also sell a portfolio holding
                                           to fund redemptions.
                                         - As part of its investment strategy,
                                           the Fund may buy and sell securities
                                           frequently. This may result in
                                           higher transaction costs and
                                           additional tax liability.


The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:

    - The Galaxy Fund may borrow for temporary purposes up to 33% of the value of its total assets. The borrowing limits for the Stein Roe Fund are (a) 10% of net asset value when borrowing for any general purpose and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions.

    - The Stein Roe Fund is subject to the following diversification guidelines pertaining to investment in foreign securities:

     1. The Fund will be invested in a minimum of five different foreign securities at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign security investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40% of such value; and to one when less than 20% of such value.

     2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

     3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

Except as noted above, the Funds are both subject to similar fundamental and non-fundamental investment policies. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5.  WHAT CLASS OF STEIN ROE FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION
    OCCURS?

If the Acquisition occurs, shareholders of the Galaxy Fund will receive Class A shares of the Stein Roe Fund. As with Galaxy Fund shares, Class A shares of the Stein Roe Fund are not subject to any 12b-1 fees or sales charges. Please see Appendix C for more information on Class A shares of the Stein Roe Fund.

Contract owners may not purchase or redeem shares of the Stein Roe Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                     PROPOSAL -- ACQUISITION OF GALAXY VIP
                           SMALL COMPANY GROWTH FUND
                    BY STEIN ROE SMALL COMPANY GROWTH FUND,
                                VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Galaxy Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Fund, the SteinRoe Trust, on behalf of the Stein Roe Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Stein Roe Fund, and how do they compare with those of the Galaxy Fund?


    The Stein Roe Fund is subject to market risk, management risk, equity risk, and the risks associated with growth stocks and small companies. The Galaxy Fund is subject to the same risks, as well as sector risk and the risks associated with foreign investments. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Stein Roe Fund, please see Appendix C. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

 Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of the Galaxy Fund, the Acquisition is expected to occur on or around April 7, 2003, or on such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


    - The Galaxy Fund will transfer all of the assets and liabilities attributable to its shares to the Stein Roe Fund in exchange for shares of the Stein Roe Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of the Stein Roe Fund received by the Galaxy Fund will be distributed to the shareholders of the Galaxy Fund pro rata in accordance with their percentage ownership of the Galaxy Fund in full liquidation of the Galaxy Fund.

    - After the Acquisition, the Galaxy Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - The Acquisition requires approval by the Galaxy Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the SteinRoe Trust.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in the Galaxy Fund among other investments available through their Contract prior to or following the Acquisition.

 Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Fund will receive Class A shares of the Stein Roe Fund. In comparison to your Galaxy Fund shares, Class A shares of the Stein Roe Fund issued in connection with the Acquisition will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Stein Roe Fund of the SteinRoe Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

 Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Galaxy Fund, and Stein Roe, the investment advisor to the Stein Roe Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the SteinRoe Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP and the SteinRoe Trust, including all Trustees who are not "interested persons" of those Trusts, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Fund to enter into the Acquisition:

    - The Acquisition is intended to create a larger fund with an investment goal and strategies similar to those of the Galaxy Fund.

    - Based on estimated expense ratios as of June 30, 2002, expenses are expected to decrease as a percentage of fund assets.

    - Because the Galaxy Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP should approve (and they subsequently approved) the liquidation of the Galaxy Fund in the event that its shareholders do not approve the Acquisition.

    The Trustees considered that most Contract owners with investments in the Galaxy Fund who do not want to become investors in the Stein Roe Fund could reallocate their investment in the Galaxy Fund among other investments available through their Contract prior to or following the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Fund will achieve any particular level of performance after the Acquisition.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for shares of the Galaxy Fund since it commenced operations, and for the ten-year period ending December 31, 2001 for Class A shares of the Stein Roe Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.


                                  GALAXY FUND
[BAR CHART]

                                                                              GALAXY FUND
                                                                              -----------
1999                                                                             67.49
2000                                                                             -9.09
2001                                                                             -0.17


The Fund's year-to-date total return
through September 30, 2002, was
-37.05%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +47.34%
Worst quarter: 3rd quarter 2001, -23.27%

                                 STEIN ROE FUND
[BAR CHART]

                                                                            STEIN ROE FUND
                                                                            --------------
1992                                                                             14.48
1993                                                                             35.68
1994                                                                              1.19
1995                                                                             11.75
1996                                                                             26.94
1997                                                                              7.81
1998                                                                             -17.3
1999                                                                             48.02
2000                                                                             -5.36
2001                                                                            -10.03

The Fund's year-to-date total return
through September 30, 2002, was
-28.24%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

    The following tables list each Fund's average annual total return for the one-year and life-of-fund periods ended December 31, 2001 for shares of the Galaxy Fund, and for the one-year, five-year and ten-year periods ended December 31, 2001 for Class A shares of the Stein Roe Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


GALAXY FUND(6)

                                                     INCEPTION           LIFE OF
                                                       DATE     1 YEAR    FUND
Shares (%)                                           4/17/98    -0.17     8.60
--------------------------------------------------------------------------------
Russell 2000 Index (%)                                 N/A       2.49     1.64(7)

---------------
(6) The Galaxy Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(7) Index performance information is from April 30, 1998 to December 31, 2001.

STEIN ROE FUND(8)

                                         INCEPTION
                                           DATE     1 YEAR   5 YEARS   10 YEARS
Class A (%)                               1/1/89    -10.03     2.36      9.62(9)
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)              N/A       -9.23     2.87      7.19

---------------
(8) The Stein Roe Fund's returns are compared to the Russell 2000 Growth Index, an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(9) The 10-year data for the Stein Roe Fund covers periods prior to the inception of the Galaxy Fund. From the date of inception of the Galaxy Fund (4/17/98), the average annual total returns for Class A shares of the Stein Roe Fund would be -0.85%.

Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Galaxy Fund and the Stein Roe Fund as of October 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Fund by the Stein Roe Fund at net asset value as of that date.

                                                                                STEIN
                                                                              ROE FUND
                                                               PRO               PRO
                                  GALAXY        STEIN         FORMA             FORMA
                                   FUND       ROE FUND     ADJUSTMENTS       COMBINED(a)
                                ----------   -----------   -----------       -----------
Class A
Net asset value...............               $49,172,523   $ 2,827,977       $52,000,500
Shares outstanding............                 7,324,311       421,457         7,745,768
Net asset value per share.....               $      6.71                            6.71
Class B
Net asset value...............               $       652   $        --       $       652
Shares outstanding............                        98                              98
Net asset value per share.....               $      6.65                     $      6.65
Shares
Net asset value...............  $2,827,977                 $(2,827,977)      $        --
Shares outstanding............     370,233                    (370,233)
Net asset value per share.....  $     7.64

---------------
(a) Assumes the Acquisition was consummated on October 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Fund will be received by the shareholders of the Galaxy Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Fund that actually will be received on or after such date.

Financial Highlights of the Stein Roe Fund


    The financial highlights tables will help you understand the financial performance of the Stein Roe Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Stein Roe Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year or period ended December 31, 2001, 2000 and 1999 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Stein Roe Fund's financial statements, is included in the Stein Roe Fund's annual report, which is available upon request. The information for the fiscal year ended December 31, 1998 and 1997 was audited by the Stein Roe Fund's former accountants, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Selected data for a Class A share outstanding throughout each period.

                            (UNAUDITED)
                          SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                              JUNE 30,            -------------------------------------------------------------
                                2002               2001           2000        1999           1998        1997
                          ----------------        -------       --------    --------       --------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....      $  9.10             $ 19.08       $  20.16    $  13.62       $  18.00    $  20.73
                              -------             -------       --------    --------       --------    --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(a)..............        (0.02)              (0.03)         (0.05)      (0.03)         (0.04)       0.01
Net realized and
 unrealized gain (loss)
 on investments.........        (1.04)              (2.31)         (1.03)       6.57          (2.77)       1.25
                              -------             -------       --------    --------       --------    --------
 Total from Investment
   Operations...........        (1.06)              (2.34)         (1.08)       6.54          (2.81)       1.26
                              -------             -------       --------    --------       --------    --------
LESS DISTRIBUTIONS
 DECLARED TO
 SHAREHOLDERS:
From net investment
 income.................           --                  --             --          --             --       (0.03)
From net realized
 capital gains..........           --               (7.64)            --          --          (1.57)      (3.96)
                              -------             -------       --------    --------       --------    --------
 Total Distributions
   Declared to
   Shareholders.........           --               (7.64)            --          --          (1.57)      (3.99)
                              -------             -------       --------    --------       --------    --------
NET ASSET VALUE, END OF
 PERIOD.................      $  8.04             $  9.10       $  19.08    $  20.16       $  13.62    $  18.00
                              =======             =======       ========    ========       ========    ========
 Total return(b)(c).....       (11.65)%(d)(e)      (10.03)%(d)     (5.36)%     48.02%        (17.30)%      7.81%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(f).............         0.80%(g)            0.82%          0.73%       0.72%(h)       0.75%       0.73%
Net investment income
 (loss)(f)..............        (0.55)%(g)          (0.32)%        (0.24)%     (0.27)%(h)     (0.22)%      0.04%
Waiver/reimbursement....           --(g)(i)          0.04%            --          --             --          --
Portfolio turnover
 rate...................           60%(e)             146%           155%        110%           103%         93%
Net assets, end of
 period (000's).........      $64,279             $79,295       $109,856    $139,849       $131,929    $200,590

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(d) Had the advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been lower.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g) Annualized.

(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(i) Amount rounds to less than 0.01%.

  Federal Income Tax Consequences

    The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Galaxy Fund and the Stein Roe Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Galaxy Fund or the shareholders of the Galaxy Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Stein Roe Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Galaxy Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Stein Roe Fund shares you receive will include the holding period for your Galaxy Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Stein Roe Fund's tax basis in the assets that the Stein Roe Fund receives from the Galaxy Fund will be the same as the Galaxy Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Stein Roe Fund's holding period in such assets will include the Galaxy Fund's holding period in such assets.

    The opinion is, and the confirming letter will be, based on certain factual certifications made by officers of Galaxy VIP and the SteinRoe Trust. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP on behalf of the Galaxy Fund, the SteinRoe Trust on behalf of the Stein Roe Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy

Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Galaxy Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Galaxy Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Stein Roe Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

    The Trustees of Galaxy VIP are soliciting proxies from the shareholders of the Galaxy Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Galaxy Fund had 361,265 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Galaxy Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Galaxy Fund as tellers for the Meeting (the "Tellers"). More than fifty percent (50%) of the shares of the Galaxy Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Galaxy Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted in favor of the Proposal, and therefore they will have the same effect as if they cast votes against the Proposal.

    Share Ownership. As of December 2, 2002, the SteinRoe Trust believes that the officers and Trustees of the SteinRoe Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Stein Roe Fund and of the SteinRoe Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Galaxy Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the
Funds:


                                                         PERCENTAGE OF     PERCENTAGE OF
                                                          OUTSTANDING       OUTSTANDING
                                                        SHARES OF CLASS   SHARES OF CLASS
                                                         OWNED BEFORE       OWNED UPON
                                                        CONSUMMATION OF   CONSUMMATION OF
FUND AND CLASS          SHAREHOLDER NAME AND ADDRESS      ACQUISITION      ACQUISITION*
--------------          ----------------------------    ---------------   ---------------
GALAXY FUND
                       American Skandia                       89.17%+            4.81%
                       One Corporate Drive
                       P.O. Box 883
                       Shelton, CT 06484-0883

STEIN ROE FUND
CLASS A..............  Keyport Life Insurance Company         11.55%            10.93%
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company         74.00%+           70.00%+
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110

CLASS B..............  Colonial Management                   100.00%           100.00%
                       Associates, Inc.
                       One Financial Center
                       Boston, MA 02111


---------------

* Indicates the percentage of Stein Roe Fund shares to be owned of record or beneficially upon consummation of the Acquisition on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Galaxy Fund or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the Galaxy Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisition described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If the Galaxy Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Galaxy Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of the Galaxy Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Galaxy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the SteinRoe Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the SteinRoe Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the SteinRoe Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Galaxy Fund's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of the Stein Roe Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Small Company Growth Fund (the "Acquired Fund"), a series of the Trust, SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 9, 1987, as amended, on behalf of the Stein Roe Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe Small Company Growth Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;


       (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (l) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to SteinRoe Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP Small Company
                                           Growth Fund


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name:   J. Kevin Connaughton

                                                  ------------------------------


                                           Title:   Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name:   Russell L. Kane

      -------------------------------


Title:   Assistant Secretary

     --------------------------------

                                           STEINROE VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Stein Roe Small Company
                                           Growth Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name:   J. Kevin Connaughton

                                                  ------------------------------


                                           Title:   Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name:   Russell L. Kane

      -------------------------------


Title:   Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name:   Keith T. Banks

                                                  ------------------------------


                                           Title:   President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PORTFOLIO MANAGERS' DISCUSSION

    Stein Roe Small Company Growth Fund, Variable Series seeks long-term growth of capital.

    William M. Garrison is a senior vice president of Stein Roe & Farnham Incorporated and the Fund's portfolio manager.

A TOUGH YEAR FOR TECHNOLOGY INVESTORS, BUT OPTIMISM ABOUNDS ENTERING 2002

    On the heels of a massive technology spending spree by businesses in 1999-2000, technology companies positioned themselves for continued rapid growth. The industry built inventories and aggressively invested in business expansion at the precise moment that the economy began to slow and certain segments of the technology sector began to experience weaker market demand.

    After bottoming in late September, the US equity markets rallied sharply in the fourth quarter as investors began to look towards the inevitable upturn in the economy. This optimism was most evident in the technology sector, with numerous stocks showing significant positive returns in the quarter.

SECTOR WEIGHTINGS CHANGE TO REFLECT THE TIMES

    Technology companies, which started the 12-month period representing the largest sector of the fund's net assets, were reduced considerably over much of the year before being increased during the fourth quarter. At the end of the period, information technology accounted for approximately 24% of net assets. While we are now more cognizant of the cyclical forces of the technology industry in general, our reduction of holdings in technology companies doesn't, however, blind us to the opportunities that we believe will continue to exist in this sector. For example, we initiated a position in Applied Films (1.7% of net assets), a leading designer and manufacturer of equipment for the flat panel display market. Flat panel displays continued to gain market share and exhibited impressive growth throughout the year.

    The energy sector is playing less of a role in the portfolio at 4% of net assets, after comprising 12-13% nine months ago. We sold Cal Dive, a former top 10 holding, after noticing deterioration in the company's financial outlook. With a weakening market in natural gas as demand eased and prices fell, we also liquidated our shares of Louis Dreyfus Natural Gas.

OPPORTUNITIES IN SELECTED PHARMACEUTICAL ISSUES

    InterMune Inc. (1.7% of net assets), which we bought in October 2000, continued to be a very promising holding. We added to our interest in the company this past spring when its stock price was weak, and it has since recovered and contributed nicely to performance. InterMune has developed a drug to fight idiopathic pulmonary fibrosis (IPF), a lung disorder. Now in phase III clinical trials, the drug could be approved for the market soon and offers investors attractive potential growth.

NOT "IF" BUT "WHEN" FOR ECONOMIC RECOVERY

    An economic recovery usually follows depressed times such as these; the only question is when that recovery will occur. The US consumer has been fairly resilient and will largely dictate when the US economy begins to improve. The long-term effects of the September 11 attacks and the war in Afghanistan are tough to predict at this time, but some market fundamentals are becoming clearer.

    The Federal Reserve lowered interest rates 11 times in 2001 in an attempt to stimulate the economy, with the federal funds rate now at its lowest point in decades. On the heels of a federal income tax rebate, Congress and the president have been negotiating over additional fiscal stimulus, while the Fed has also indicated a willingness to reduce interest rates even further.

    Historically, small-cap growth stocks have performed well emerging from such an economic environment. On a macro level, companies appear to be more focused on increasing profits and making good business choices during these times. We will continue to look for strong growth opportunities with attractive valuations -- some technology companies, for example, appear extremely attractive to us.

    To help withstand any future shock, we have repositioned the portfolio by diversifying among sectors and focusing on higher-quality companies. Going forward, we will continue to examine opportunities on a stock-by-stock basis, focusing on individual companies' prospects, their markets and how they might benefit from an eventual recovery.

    Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

    Investing in smaller-company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

    Holdings and sector weights are disclosed as of December 31, 2001, and are subject to change.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                          1 YEAR   5 YEARS   10 YEARS
                                          ------   -------   --------
Class A (1/1/89)........................  -10.03     2.36      9.62
Class B (6/1/00) (1)....................  -10.38     2.25      9.56
Russell 2000 Growth Index (%)...........   -9.23     2.87      7.19
S&P SmallCap 600 Index (%)..............    6.51    10.65     13.61

Inception date of share class is in parentheses.
---------------

(1) Class B share (newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

               VALUE OF A $10,000 INVESTMENT, 12/31/91 - 12/31/01
[$10,000 INVESTMENT CHART]

                                                     CLASS A SHARES         RUSSELL 2000 GROWTH INDEX    S&P SMALLCAP 600 INDEX
                                                     --------------         -------------------------    ----------------------
1991                                                    10000.00                    10000.00                    10000.00
                                                        10235.00                    10274.00                    10679.00
                                                         9452.02                     9040.09                     9969.91
                                                         9667.53                     9215.47                    10332.80
1992                                                    11448.30                    10777.50                    12104.90
                                                        12105.40                    10584.60                    12537.00
                                                        12583.60                    10889.40                    12810.30
                                                        14263.50                    11906.50                    14120.80
1993                                                    15534.40                    12219.60                    14379.30
                                                        14718.80                    11721.10                    13621.50
                                                        14490.70                    10982.60                    13049.40
                                                        15847.00                    12008.40                    14038.50
1994                                                    15718.60                    11922.00                    13691.80
                                                        15718.60                    12575.30                    14339.40
                                                        15409.00                    13822.70                    15705.90
                                                        17147.10                    15394.40                    17713.10
1995                                                    17565.50                    15622.20                    17794.60
                                                        19070.90                    16518.90                    18812.50
                                                        20480.20                    17483.70                    19792.60
                                                        21825.80                    17335.00                    20427.90
1996                                                    22299.40                    17380.10                    21590.30
                                                        20676.00                    15556.90                    20392.00
                                                        23895.20                    18287.20                    24087.10
                                                        26031.50                    21381.40                    27982.00
1997                                                    24042.70                    19628.10                    27117.30
                                                        25985.30                    21959.90                    30119.20
                                                        22539.70                    20699.40                    28772.90
                                                        17781.50                    16071.00                    22759.30
1998                                                    19883.30                    19870.20                    26762.70
                                                        18350.30                    19536.40                    24356.70
                                                        21080.80                    22418.00                    28112.60
                                                        21738.60                    21315.10                    26751.90
1999                                                    29431.80                    28432.10                    30085.20
                                                        36542.60                    31070.60                    31833.10
                                                        34397.50                    28780.70                    32154.70
                                                        35639.30                    27638.10                    33215.80
2000                                                    27855.70                    22055.20                    33631.00
                                                        23053.30                    18702.80                    31421.40
                                                        27569.50                    22063.70                    35726.10
                                                        20602.70                    15868.20                    29681.30
2001                                                    25055.30                    20021.00                    35816.00

                              NET ASSET VALUE ($)

                                                 12/31/00   12/31/01
                                                 --------   --------
Class A........................................   19.08       9.10
Class B........................................   19.05       9.03

    PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The S&P SmallCap 600

Index is an unmanaged index that tracks the performance of small-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

    Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

                                                                      APPENDIX C

                  INFORMATION APPLICABLE TO CLASS A SHARES OF
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

    SteinRoe Variable Investment Trust ("Trust") includes five separate mutual funds, including the Stein Roe Small Company Growth Fund, Variable Series ("Fund"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of Stein Roe & Farnham Incorporated ("Stein Roe"), the Fund's investment advisor.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

    SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

    There are no limits on PORTFOLIO TURNOVER. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Stein Roe & Farnham Incorporated

    Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2002, Stein Roe managed over $14.8 billion in assets.

    Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). Columbia is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

    For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund equaled 0.50%* of the average daily net assets of the Fund.

  Portfolio Manager

    William M. Garrison, a senior vice president of Stein Roe, has managed the Fund since October, 1998. Mr. Garrison joined Stein Roe in 1989 as a research associate and has managed various funds for Stein Roe since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages

---------------

* Stein Roe voluntarily agreed to reimburse all expenses, including management fees, so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) would not exceed 0.80%. As a result, the management fee paid to Stein Roe for the fiscal year ended 2001 was 0.46%.

at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 2 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Short Sales. The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 8

                       STEINROE VARIABLE INVESTMENT TRUST

              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                   FORM N-14
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Galaxy VIP Small Company Growth Fund (the "Acquired Fund"), a series of The Galaxy VIP Fund, by the Stein Roe Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust.


      This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisition.
As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund      2
II. Financial Statements                                                       2

I.    Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2002.

      Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquiring Fund, which reports contain historical financial information regarding the Acquiring Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquired Fund, which reports contain historical financial information regarding the Acquired Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required for the Acquisition because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of October 31, 2002.

                                                                      APPENDIX A

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111

              Stein Roe Small Company Growth Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2002

      This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectuses dated May 1, 2002 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2001, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Liberty Funds Distributor, Inc. (LFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

                                                                     Page
         General Information and History...........................     2
         Investment Restrictions...................................     4
         Portfolio Turnover........................................     7
         Purchases and Redemptions.................................     8
         Trustees and Officers.....................................     8
         Management Arrangements...................................    22
         Trust Charges and Expenses................................    24
         Underwriters..............................................    28
         Code of Ethics............................................    29
         Custodian.................................................    29
         Portfolio Transactions....................................    30
         Net Asset Value...........................................    37
         Taxes.....................................................    38
         Investment Performance....................................    40
         Record Shareholders.......................................    43
         Independent Accountants and Financial Statements..........    46
         Appendix A - Investment Techniques and Securities.........    47

                         GENERAL INFORMATION AND HISTORY

      SteinRoe Variable Investment Trust (the Trust), a business trust organized under the Laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

      Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective November 15, 1997, Federal Securities Fund changed its name from Stein Roe Mortgage Securities Income Fund to Stein Roe Mortgage Securities Fund, Variable Series. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to its current name. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series. Effective November 15, 1997, Growth Stock Fund changed its name from Stein Roe Managed Growth Stock Fund to its current name. Effective November 15, 1997, Balanced Fund changed its name from Stein Roe Managed Assets Fund to its current name. Effective November 15, 1997, Money Market Fund changed its name from Cash Income Fund to its current name.

      The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act") which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

      The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize. Each Fund is a separate series of the Trust.

      Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

      Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS

      Each Fund operates under the investment restrictions listed below. Restrictions numbered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

FUNDAMENTAL POLICIES

      The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

NON-FUNDAMENTAL POLICIES

      Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

      Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

      Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

      Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

      The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

      The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

      If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

      The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

      A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

      Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

      Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

      The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds.

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                          Number of
                               Position   Year First                                                    Portfolios in
                                 with     Elected or                Principal Occupation(s)             Fund Complex       Other
            Name, Address       Liberty  Appointed to                                                    Overseen by   Directorships
               and Age           Funds      Office                  During Past Five Years                 Trustee         Held
               -------           -----      ------                  ----------------------                 -------     -------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)      Trustee      1996      President of UAL Loyalty Services and Executive        103          None
P.O. Box 66100                                         Vice President of United Airlines (airline)
Chicago, IL 60666                                      since September, 2001 (formerly Executive Vice
                                                       President from July, 1999 to September, 2001);
                                                       Chief Financial Officer of United Airlines
                                                       since July, 1999; Senior Vice President and
                                                       Chief Financial Officer of UAL, Inc. prior
                                                       thereto.

Janet Langford Kelly (Age 44)   Trustee      1996      Executive Vice President-Corporate Development         103          None
One Kellogg Square                                     and Administration, General Counsel and
Battle Creek, MI 49016                                 Secretary, Kellogg Company (food manufacturer),
                                                       since September, 1999; Senior Vice President,
                                                       Secretary and General Counsel, Sara Lee
                                                       Corporation (branded, packaged,
                                                       consumer-products manufacturer) prior thereto.

                                                                                                          Number of
                               Position   Year First                                                    Portfolios in
                                 with     Elected or                Principal Occupation(s)             Fund Complex       Other
            Name, Address       Liberty  Appointed to                                                    Overseen by   Directorships
               and Age           Funds      Office                  During Past Five Years                 Trustee         Held
               -------           -----      ------                  ----------------------                 -------     -------------
DISINTERESTED TRUSTEES

Richard W. Lowry (Age 65)       Trustee      2000      Private Investor since August, 1987 (formerly          105          None
10701 Charleston Drive                                 Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                   Plywood Corporation (building products
                                                       manufacturer)).


Salvatore Macera (Age 70)       Trustee      2000      Private Investor since 1981 (formerly Executive        103          None
26 Little Neck Lane                                    Vice President and Director of Itek Corporation
New Seabury, MA  02649                                 (electronics) from 1975 to 1981).

Charles R. Nelson (Age 59)      Trustee      1981      Van Voorhis Professor, Department of Economics,        103          None
Department of Economics                                University of Washington since January, 1976;
University of Washington                               consultant on econometric and statistical
Seattle, WA 98195                                      matters.

John J. Neuhauser (Age 58)      Trustee      2000      Academic Vice President and Dean of Faculties          105      Saucony, Inc.
84 College Road                                        since August, 1999, Boston College (formerly                      (athletic
Chestnut Hill, MA 02467-3838                           Dean, Boston College School of Management from                    footwear);
                                                       September, 1977 to September, 1999).                              SkillSoft
                                                                                                                           Corp.
                                                                                                                       (E-Learning).

                                                                                                          Number of
                               Position   Year First                                                    Portfolios in
                                 with     Elected or                Principal Occupation(s)             Fund Complex       Other
            Name, Address       Liberty  Appointed to                                                    Overseen by   Directorships
               and Age           Funds      Office                  During Past Five Years                 Trustee         Held
               -------           -----      ------                  ----------------------                 -------     -------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (Age 66)      Trustee      2000      Business Consultant since 1999 (formerly               103          None
2208 Tawny Woods Place                                 Professor of Finance from 1975 to 1999 and Dean
Boise, ID  83706                                       from 1977 to 1991, College of Business, Boise
                                                       State University); Chartered Financial Analyst.

Thomas C. Theobald (Age 64)     Trustee      1996      Managing Director, William Blair Capital               103         Xerox
Suite 1300                                             Partners (private equity investing) since                        Corporation
222 West Adams Street                                  September, 1994 (formerly Chief Executive                         (business
Chicago, IL 60606                                      Officer and Chairman of the Board of Directors,                 products and
                                                       Continental Bank Corporation).                                   services),
                                                                                                                          Anixter
                                                                                                                       International
                                                                                                                         (network
                                                                                                                          support
                                                                                                                         equipment
                                                                                                                       distributor),
                                                                                                                        Jones Lang
                                                                                                                       LaSalle (real
                                                                                                                          estate
                                                                                                                        management
                                                                                                                       services) and
                                                                                                                        MONY Group
                                                                                                                           (life
                                                                                                                        insurance).

                                                                                                        Number of
                             Position   Year First                                                    Portfolios in
                               with     Elected or                Principal Occupation(s)             Fund Complex       Other
            Name, Address     Liberty  Appointed to                                                    Overseen by   Directorships
               and Age         Funds      Office                  During Past Five Years                 Trustee         Held
               -------         -----      ------                  ----------------------                 -------     -------------
DISINTERESTED TRUSTEES

Anne-Lee Verville (Age 56)    Trustee      2000      Author and speaker on educational systems needs        103       Chairman of
359 Stickney Hill Road                               (formerly General Manager, Global Education                     the Board of
Hopkinton, NH  03229                                 Industry from 1994 to 1997, and President,                       Directors,
                                                     Applications Solutions Division from 1991 to                    Enesco Group,
                                                     1994, IBM Corporation (global education and                         Inc.
                                                     global applications)).                                           (designer,
                                                                                                                     importer and
                                                                                                                      distributor
                                                                                                                      of giftware
                                                                                                                         and
                                                                                                                     collectibles).

                                                                                                          Number of
                               Position   Year First                                                    Portfolios in
                                 with     Elected or                Principal Occupation(s)             Fund Complex       Other
            Name, Address       Liberty  Appointed to                                                    Overseen by   Directorships
               and Age           Funds      Office                  During Past Five Years                 Trustee         Held
               -------           -----      ------                  ----------------------                 -------     -------------
INTERESTED TRUSTEES

William E. Mayer* (Age 61)      Trustee      2000      Managing Partner, Park Avenue Equity Partners          105           Lee
399 Park Avenue                                        (private equity fund) since February, 1999                       Enterprises
Suite 3204                                             (formerly Founding Partner, Development Capital                  (print and
New York, NY 10022                                     LLC from November 1996 to February, 1999; Dean                     on-line
                                                       and Professor, College of Business and                           media), WR
                                                       Management, University of Maryland from                          Hambrecht +
                                                       October, 1992 to November, 1996).                                    Co.
                                                                                                                        (financial
                                                                                                                          service
                                                                                                                       provider) and
                                                                                                                          Systech
                                                                                                                          Retail
                                                                                                                          Systems
                                                                                                                          (retail
                                                                                                                         industry
                                                                                                                        technology
                                                                                                                        provider);
                                                                                                                       First Health
                                                                                                                       (healthcare)

Joseph R. Palombo* (Age 48)     Trustee      2000      Chief Operating Officer of Columbia Management         103          None
One Financial Center              and                  Group, Inc. since November, 2001; formerly
Boston, MA 02111               Chairman                Chief Operations Officer of Mutual Funds,
                                of the                 Liberty Financial Companies, Inc. from August,
                                 Board                 2000 to November, 2001; Executive Vice
                                                       President of Stein Roe & Farnham Incorporated
                                                       ("Stein Roe") since April, 1999; Executive Vice
                                                       President and Director of Colonial Management
                                                       Associates, Inc. ("Colonial") since April,
                                                       1999; Executive Vice President and Chief
                                                       Administrative Officer of Liberty Funds

                                                                                                          Number of
                               Position   Year First                                                    Portfolios in
                                 with     Elected or                Principal Occupation(s)             Fund Complex       Other
            Name, Address       Liberty  Appointed to                                                    Overseen by   Directorships
               and Age           Funds      Office                  During Past Five Years                 Trustee         Held
               -------           -----      ------                  ----------------------                 -------     -------------
                                                       Group, LLC ("LFG") since April, 1999; Director
                                                       of Stein Roe since September, 2000; Trustee and
                                                       Chairman of the Board of the Stein Roe Mutual
                                                       Funds since October, 2000; Manager of Stein Roe
                                                       Floating Rate Limited Liability Company since
                                                       October, 2000 (formerly Vice President of the
                                                       Liberty Funds from April, 1999 to August, 2000;
                                                       Chief Operating Officer and Chief Compliance
                                                       Officer, Putnam Mutual Funds from December,
                                                       1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

                                                    Year First
                                                    Elected or                     Principal Occupation(s)
         Name, Address            Position with    Appointed to
            And Age               Liberty Funds       Office                       During Past Five Years
            -------               -------------       ------                       ----------------------
  OFFICERS

Keith T. Banks (Age 46)             President          2001      President of the Liberty Funds since November, 2001; Chief
Columbia Management Group, Inc.                                  Investment Officer and Chief Executive Officer of Columbia
590 Madison Avenue, 36th Floor                                   Management Group, Inc. since August, 2000 (formerly Managing
Mail Stop NY EH 30636A                                           Director and Head of U.S. Equity, J.P. Morgan Investment Management
New York, NY  10022                                              from November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)       Chief Accounting      2001      Controller of the Liberty Funds and Liberty All-Star Funds since
One Financial Center                Officer and                  May, 2002; Chief Accounting Officer of the Liberty Funds and
Boston, MA 02111                    Controller                   Liberty All-Star Funds since June, 2001; Vice President of LFG since April, 2001 (formerly Vice President, Corporate Audit, State
                                                                 Street Bank and Trust Company from May, 1998 to April, 2001; Audit
                                                                 Manager from July, 1994 to June, 1997; Senior Audit Manager from
                                                                 July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)       Treasurer          2000      Treasurer of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                             since December, 2000 (formerly Controller of the Liberty Funds and
Boston, MA 02111                                                 of the Liberty All-Star Funds from February, 1998 to October,
                                                                 2000); Treasurer of the Stein Roe Funds since February, 2001
                                                                 (formerly Controller from May, 2000 to February, 2001); Senior Vice
                                                                 President of LFG since January, 2001 (formerly Vice President from
                                                                 April, 2000 to January, 2001; Vice President of Colonial from
                                                                 February, 1998 to October, 2000; Senior Tax Manager, Coopers &
                                                                 Lybrand, LLP from April, 1996 to January, 1998).

Jean S. Loewenberg (Age 56)         Secretary          2002      Secretary of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                             since February, 2002; Senior Vice President and Group Senior
Boston, MA 02111                                                 Counsel, FleetBoston Financial Corporation since November, 1996.

Trustee Positions

      As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Stein Roe, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

      In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Stein Roe and considered information provided by Stein Roe relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Stein Roe to the Funds were appropriate to fulfill effectively Stein Roe's duties under the agreements. The Trustees also considered the business reputation of Stein Roe and its financial resources, and concluded that Stein Roe would be able to meet any reasonably foreseeable obligations under the agreements.

      The Trustees received information concerning the investment philosophy and investment process applied by Stein Roe in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Stein Roe's in-house research capabilities as well as other resources available to Stein Roe's personnel, including research services available to Stein Roe as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Stein Roe's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

      The Trustees considered the scope of the services provided by Stein Roe to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements". The Trustees concluded that the scope of Stein Roe's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by Stein Roe to the Funds. The Trustees evaluated Stein Roe's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Stein Roe designed to fulfill Stein Roe's fiduciary duty to the Funds with respect to possible conflicts of interest, including Stein Roe's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Stein Roe allocates trades among its various investment advisory clients and the record of Stein Roe in these matters. The Trustees also received information concerning standards of Stein Roe with respect to the execution of portfolio transactions. See "Portfolio Transactions."

      The Trustees considered Stein Roe's management of non-advisory services provided by persons other than Stein Roe by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Stein Roe and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Stein Roe as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Stein Roe's services was sufficient to merit reapproval of the agreement for another year.

      In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Stein Roe. The Trustees evaluated Stein Roe's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Stein Roe, but also so-called "fallout benefits" to Stein Roe such as reputational value derived from serving as investment advisor to the Funds and the research services available to Stein Roe by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

      Based on the foregoing, the Trustees concluded that the fees to be paid Stein Roe under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by Stein Roe.

General

      Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

      Stein Roe or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Stein Roe. For the fiscal year ended December 31, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                              Total Compensation from the Fund and
                                    Pension or Retirement    the Fund Complex Paid to the Trustees
                                     Benefits Accrued as          for the Calendar Year Ended
Trustee                           Part of Fund Expenses (a)            December 31, 2001 (b)
-------                           -------------------------            ---------------------
John A. Bacon, Jr. (c)                       N/A                            $ 95,000
Robert J. Birnbaum                           N/A                              25,300
Tom Bleasdale (c)                            N/A                             103,000 (d)
William W. Boyd (c)                          N/A                              50,000
Lora S. Collins (c)                          N/A                              96,000
James E. Grinnell (c)                        N/A                             100,300
Douglas A. Hacker                            N/A                             109,000
Janet Langford Kelly                         N/A                             107,000
Richard W. Lowry                             N/A                             135,300
Salvatore Macera                             N/A                             110,000
William E. Mayer                             N/A                             132,300
James L. Moody, Jr. (c)                      N/A                              91,000
Charles R. Nelson                            N/A                             109,000
John J. Neuhauser                            N/A                             132,510
Joseph R. Palombo (e)                        N/A                               N/A
Thomas Stitzel                               N/A                             109,000
Thomas C. Theobald                           N/A                             112,000
Anne-Lee Verville                            N/A                             114,000 (f)

                                     Aggregate Compensation     Aggregate Compensation      Aggregate Compensation
                                     from the Balanced Fund      from the Growth Stock      from the Small Company
                                      for the Fiscal Year      Fund for the Fiscal Year      Growth Fund for the
                                            Ended                       Ended                 Fiscal Year Ended
Trustee                                December 31, 2001          December 31, 2001           December 31, 2001
-------                                -----------------          -----------------           -----------------
John A. Bacon, Jr. (c)                      $   0                       $   0                      $   0
Robert J. Birnbaum                            N/A                         N/A                        N/A
Tom Bleasdale (c)                             N/A                         N/A                        N/A
William W. Boyd (c)                             0                           0                          0
Lora S. Collins (c)                           N/A                         N/A                        N/A
James E. Grinnell (c)                         N/A                         N/A                        N/A
Douglas A. Hacker                           1,400                       1,343                        627
Janet Langford Kelly                        1,374                       1,319                        616
Richard W. Lowry                            1,419                       1,363                        636
Salvatore Macera                            1,413                       1,354                        633
William E. Mayer                            1,379                       1,320                        617
James L. Moody, Jr. (c)                       N/A                         N/A                        N/A
Charles R. Nelson                           1,400                       1,343                        627
John J. Neuhauser                           1,383                       1,329                        621
Joseph R. Palombo (e)                         N/A                         N/A                        N/A
Thomas Stitzel                              1,400                       1,342                        627
Thomas C. Theobald                          1,438                       1,381                        644
Anne-Lee Verville                           1,464 (f)                   1,404 (f)                    656 (f)

                                     Aggregate Compensation
                                        from the Federal          Aggregate Compensation
                                    Securities Fund for the        from the Money Market
                                       Fiscal Year Ended         Fund for the Fiscal Year
Trustee                                December 31, 2001          Ended December 31, 2001
-------                                -----------------          -----------------------
John A. Bacon, Jr. (c)                      $   0                        $   0
Robert J. Birnbaum                            N/A                          N/A
Tom Bleasdale (c)                             N/A                          N/A
William W. Boyd (c)                             0                            0
Lora S. Collins (c)                           N/A                          N/A
James E. Grinnell (c)                         N/A                          N/A
Douglas A. Hacker                             696                          990
Janet Langford Kelly                          683                          972
Richard W. Lowry                              705                        1,002
Salvatore Macera                              703                        1,000
William E. Mayer                              687                          979
James L. Moody, Jr. (c)                       N/A                          N/A
Charles R. Nelson                             696                          990
John J. Neuhauser                             687                          976
Joseph R. Palombo (e)                         N/A                          N/A
Thomas Stitzel                                696                          991
Thomas C. Theobald                            714                        1,017
Anne-Lee Verville                             728 (f)                    1,035 (f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Administrator. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $1,464 for the Balanced Fund, $1,404 for the Growth Stock Fund, $656 for the Small Company Growth Fund, $728 for the Federal Securities Fund, $1,035 for the Money Market Fund and $114,000 for the calendar year ended December 31, 2001, respectively, pursuant to the deferred compensation plan.

Role of the Board of Trustees

      The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

      Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

      GOVERNANCE COMMITTEE

      Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

      ADVISORY FEES & EXPENSES COMMITTEE

      Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

      TRADING OVERSIGHT COMMITTEE

      Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

      The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                      Dollar Range of        Dollar Range of       Dollar Range of       Dollar Range of
                                     Equity Securities     Equity Securities     Equity Securities     Equity Securities
                                       Owned in the       Owned in the Growth   Owned in the Small    Owned in the Federal
         Name of Trustee               Balanced Fund           Stock Fund       Company Growth Fund      Securities Fund
         ---------------               -------------           ----------       -------------------      ---------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                    $0                   $0
Janet Langford Kelly                          0                     0                     0                    0
Richard W. Lowry (g)                          0                     0                     0                    0
Salvatore Macera                              0                     0                     0                    0
Charles R. Nelson                             0                     0                     0                    0
John J. Neuhauser (g)                         0                     0                     0                    0
Thomas E. Stitzel                             0                     0                     0                    0
Thomas C. Theobald                            0                     0                     0                    0
Anne-Lee Verville                             0                     0                     0                    0
INTERESTED TRUSTEES
William E. Mayer (g)                         $0                    $0                    $0                   $0
Joseph R. Palombo                             0                     0                     0                    0

                                       Dollar Range of
                                      Equity Securities        Aggregate Dollar Range of Equity
                                      Owned in the Money    Securities Owned in all Funds Overseen
         Name of Trustee                 Market Fund         by Trustee in Liberty Family of Funds
         ---------------                 -----------         -------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                             $0                         Over $100,000
Janet Langford Kelly                           0                         Over $100,000
Richard W. Lowry (g)                           0                         Over $100,000
Salvatore Macera                               0                        $50,001-100,000
Charles R. Nelson                              0                         Over $100,000
John J. Neuhauser (g)                          0                         Over $100,000
Thomas E. Stitzel                              0                        $50,001-100,000
Thomas C. Theobald                             0                         Over $100,000
Anne-Lee Verville                              0                         Over $100,000
INTERESTED TRUSTEES
William E. Mayer (g)                          $0                        $50,001-100,000
Joseph R. Palombo                              0                           $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

                             MANAGEMENT ARRANGEMENTS

      As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe. Each Fund has its own Advisory Agreement with Stein Roe. Stein Roe is a subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, Massachusetts 02111.

      The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022. The business address of Mr. Palombo is One Financial Center, Boston, Massachusetts 02111.


      Stein Roe, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Stein Roe.

      Each Fund's Advisory Agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Stein Roe in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the Advisory Agreement.

      Under an Administration Agreement with the Trust, Stein Roe provides each Fund with administrative services, excluding investment advisory services. Specifically, Stein Roe is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Stein Roe may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

      Under separate agreements, Stein Roe also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.

      Nordea Investment Management North America, Inc. (Nordea), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as the investment sub-advisor for the Balanced Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Balanced Fund effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Balanced Fund at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for the Balanced Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

      Under the sub-advisory agreement with Stein Roe and the Trust, on behalf of the Balanced Fund, Nordea manages a portion of the Balanced Fund's foreign securities, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Balanced Fund. For the services rendered by Nordea under the sub-advisory agreement, Stein Roe pays Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Balanced Fund's assets managed by Nordea. Any liability of Nordea to the Trust, the Balanced Fund and/or Balanced Fund shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Balanced Fund, Nordea also provides sub-advisory and other services and facilities to other investment companies.

                           TRUST CHARGES AND EXPENSES

MANAGEMENT FEES:

      Each Fund pays Stein Roe an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended December 31, 2001, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:

                                              Annual Fee Rate
                                            (as a percentage of
                                                 average
                                                net assets)            2001            2000             1999
                                                -----------            ----            ----             ----
  Small Company Growth Fund                        0.50%           $  438,989      $  697,628       $  569,580
  Growth Stock Fund                                0.50% (h)        1,545,392       2,264,063        1,583,203
  Balanced Fund                                    0.45%            1,591,913       1,856,618        1,749,012
  Federal Securities Fund                          0.40%              538,355         421,467          405,687
  Money Market Fund                                0.35%              863,234         626,629          462,410

(h) Effective July 1, 2001, Stein Roe implemented a management fee breakpoint for the Growth Stock Fund. The management fee is now 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.

ADMINISTRATIVE EXPENSES:

      Each Fund pays Stein Roe an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2001, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:

                                         2001            2000            1999
                                         ----            ----            ----
    Small Company Growth Fund         $131,697        $209,289        $170,856
    Growth Stock Fund                  463,618         679,219         474,944
    Balanced Fund                      530,638         618,873         588,899
    Federal Securities Fund            201,883         158,050         153,092
    Money Market Fund                  369,958         268,555         197,888

ACCOUNTING AND BOOKKEEPING EXPENSES:

      Each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million prior to July 1, 2001. Effective July 1, 2001, Stein Roe entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreement with the Funds, Stein Roe receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-   an annual flat fee of $10,000, paid monthly; and

- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001, pursuant to the agreement, each Fund paid Stein Roe fees as follows:

                                           2001            2000            1999
                                           ----            ----            ----
     Small Company Growth Fund           $31,689         $27,303         $26,588
     Growth Stock Fund                    67,708          35,135          32,866
     Balanced Fund                        74,480          34,130          33,508
     Federal Securities Fund              42,321          26,318          26,308
     Money Market Fund                    67,569          28,291          27,200

         In addition, under the Funds' transfer agency agreement, each Fund pays Stein Roe or an affiliate thereof a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Stein Roe or an affiliate thereof for these services:

                                       2001            2000            1999
                                       ----            ----            ----
Small Company Growth Fund             $7,500          $7,500          $7,500
Growth Stock Fund                      7,500           7,521           7,500
Balanced Fund                          7,500           7,500           7,500
Federal Securities Fund                7,500           7,500           7,500
Money Market Fund                      7,500           7,500           7,500

12b-1 FEES:

      Each Fund listed below paid LFD distribution fees as follows during the years ended December 31, 2001 and 2000, as described in the Prospectus:

                                             2001              2000 (i)
                                             ----              --------
Small Company Growth Fund                  $     2             $     2
Growth Stock Fund                           70,473              12,970
Balanced Fund                               83,535               8,476
Federal Securities Fund                     66,414               3,720

(i)   The Funds did not offer Class B shares prior to June 1, 2000.


EXPENSE LIMITATION:

      Stein Roe has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

          Fund                                     Expenses Exceeding
          ----                                     ------------------
          Growth Stock Fund                        0.80% of average net assets
          Balanced Fund                            0.75% of average net assets
          Small Company Growth Fund                0.80% of average net assets

      LFD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:

                                                                   Reimburse
                                            Class B expense     distribution fee
Fund:                                           limit:           in excess of:
-----
Balanced Fund                                    0.90%               0.15%
Growth Stock Fund                                0.95%               0.15%
Federal Securities Fund                          0.90%               0.20%

      These arrangements may be terminated by Stein Roe and LFD at any time.

      Prior to May 1, 2001, Stein Roe contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:

             Fund                               Expenses Exceeding
             -----                              ------------------
             Small Company Growth Fund          0.80% of average net assets
             Growth Stock Fund                  0.80% of average net assets
             Balanced Fund                      0.75% of average net assets
             Federal Securities Fund            0.70% of average net assets
             Money Market Fund                  0.65% of average net assets

      Prior to May 1, 2001, LFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum:

                                                                   Reimburse
                                           Class B expense      distribution fee
Fund:                                           limit:           in excess of:
-----                                           ------           -------------
Balanced Fund                                    0.90%               0.15%
Growth Stock Fund                                0.95%               0.15%

FEES OR EXPENSES WAIVED OR BORNE BY STEIN ROE OR LFD:

      During each year in the three-year period ended December 31, 2001, the following fees or expenses were waived or borne by Stein Roe or LFD:

Fund:                                        2001           2000       1999
-----                                        ----           ----       ----
Small Company Growth Fund                  $34,910             --         --
Growth Stock Fund                           15,581             --         --
Balanced Fund                               19,770        $ 1,228         --
Federal Securities Fund                     10,581             --         --

SALES-RELATED EXPENSES:

      Sales-related expenses of LFD relating to each of the Funds' Class B shares for the year ended December 31, 2001 were as follows (dollars in thousands):

                                                                        Small
                                                                       Company      Growth Stock
                                                                      Growth Fund       Fund       Balanced Fund
                                                                      -----------       ----       -------------
Fees to Financial Service Firms (FSFs)                                    (j)            $62            $67
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                               $0              79            149
Allocated travel, entertainment and other promotional
  expenses (including advertising)                                         0              45             85

(j)   Rounds to less than one.

                                                                       Federal
                                                                      Securities
                                                                         Fund
                                                                         ----
Fees to FSFs                                                              $56
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                 0
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                                          0

                                  UNDERWRITERS

      LFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. LFD is a subsidiary of Colonial. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under Expense Limitation. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

                                 CODE OF ETHICS

      The Funds, Stein Roe, LFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    CUSTODIAN

      State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

      With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

      The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

      Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. (ATI). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

      CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools -- other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash (hard dollars) value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

      In certain cases, Stein Roe may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Conduct Rules of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of net price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing the Funds an amount in respect of each Fund's assets allocable to that Fund's shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

      In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

      Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

      The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

      The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

      With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

      The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Growth Stock Fund and Balanced Fund during the three fiscal years ended December 31, 2001. Money Market Fund did not pay commissions on any of its transactions during the three fiscal years ended December 31, 2001.

                                                          FEDERAL                        SMALL
                                                        SECURITIES       GROWTH         COMPANY      BALANCED
                                                           FUND        STOCK FUND     GROWTH FUND      FUND
                                                           ----        ----------     -----------      ----
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/01                             $1,887        $363,809       $144,333      $282,984
Total amount of directed transactions paid during
   fiscal year ended 12/31/01                                0         64,390,232       761,325     17,679,977
Total amount of commissions on directed transactions
   paid during fiscal year ended 12/31/01                    0           79,750          3,825        21,412
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/01 to AlphaTrade Inc.             0           3,720           2,541        10,759
   (% of total commission paid)                                           (1%)           (2%)          (4%)

Total amount of brokerage commissions paid during
   fiscal year ended 12/31/00                              $463         $321,881       $129,992      $122,288
Total amount of directed transactions paid during
   fiscal year ended 12/31/00                               166       102,477,606      1,873,743     4,759,691
Total amount of commissions on directed transactions
   paid during fiscal year ended 12/31/00                    0           94,650          3,385         4,519
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/00 to AlphaTrade Inc.             0           11,364           630          7,667
   (% of total commission paid)                                           (4%)           (0%)          (6%)

                                                          FEDERAL                        SMALL
                                                        SECURITIES       GROWTH         COMPANY        BALANCED
                                                           FUND        STOCK FUND     GROWTH FUND        FUND
                                                           ----        ----------     -----------        ----
Total amount of brokerage commissions paid during
   fiscal year ended 12/31/99                               $0          $313,982       $189,736        $251,359
Total amount of directed transactions paid during
   fiscal year ended 12/31/99                                0        115,483,614     137,410,527    617,975,254
Total amount of commissions on directed transactions
   paid during fiscal year ended 12/31/99                    0          176,705         127,859        191,996

*     The Funds were not able to trade through ATI prior to 2000.

                                 NET ASSET VALUE

      The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

      The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

      Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

      Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

      Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

      Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

      The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

      The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

      To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

      It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

      The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                             INVESTMENT PERFORMANCE

      Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

      The yields are then computed as follows:

                             Net Change in Account Value         365
                             ---------------------------         ---
        Current Yield =         Beginning Account Value        x  7

                       [1 + Net Change in Account Value](365/7)
                       ----------------------------------------
      Effective Yield =         Beginning Account Value        -  1

      For example, the yields of Money Market Fund for the seven-day period ended December 31, 2000, were:

                                   $.000312708       365
                              --------------------   ---
             Current Yield =          $1.00        x  7  = 1.63%

                             [1+$.000312708](365/7)
                             ----------------------
            Effective Yield =         $1.00        -  1  = 1.64%

      In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

      Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

      Average Annual Total Return is computed as follows:

                                ERV = P(1+T)(n)

      Where:  P     = a hypothetical initial payment of $1,000
              T     = average annual total return
              n     = number of years
              ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

      For example, for a $1,000 investment in the Funds' Class A and Class B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                                     Ending        Ending
                                                    Redeemable    Redeemable
                                                      Value         Value
          Fund                                       Class A       Class B
          ----                                       -------       -------
          Small Company Growth Fund                   $ 900         $ 896
          Growth Stock Fund                             754           752
          Balanced Fund                                 908           906
          Federal Securities Fund                     1,070         1,069
          Money Market Fund                           1,036          N/A

      The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                                      Small Company Growth Fund
                             1 Year            5 Years            10 Years
Class A                      -10.03%            2.36%               9.62%
Class B                      -10.38%            2.25%(k)            9.56%(k)

                                          Growth Stock Fund
                             1 Year            5 Years            10 Years
Class A                      -24.64%            8.97%              10.40%
Class B                      -24.80%            8.89%(k)           10.36%(k)

                                            Balanced Fund
                             1 Year            5 Years            10 Years
Class A                       -9.19%            5.86%               8.18%
Class B                       -9.39%            5.79%(k)            8.14%(k)

                                        Federal Securities Fund
                             1 Year            5 Years            10 Years
Class A                       7.03%             6.90%               6.49%
Class B                       6.86%             6.77%(k)            6.42%(k)

                                          Money Market Fund
                             1 Year            5 Years            10 Years
Class A                       3.64%             4.95%               4.53%

(k) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

      The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

      In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                               RECORD SHAREHOLDERS

      All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).

      As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

SMALL COMPANY GROWTH FUND

Class A

Keyport Life Insurance Company                                     11.56%
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     75.80%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                              100.00%
One Financial Center
Boston, MA 02111

GROWTH STOCK FUND

Class A

Independence Life and Annuity Company                              16.34%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     36.72%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     38.37%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                              5.01%
125 High Street
Boston, MA  02110

Class B

Keyport Life Insurance Company                                     81.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             18.41%
125 High Street
Boston, MA 02110

BALANCED FUND

Class A

Independence Life and Annuity Company                               9.27%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     40.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     39.81%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                     88.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             11.38%
125 High Street
Boston, MA 02110

FEDERAL SECURITIES FUND

Class A

Independence Life and Annuity Company                              18.82%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     50.27%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     22.39%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                     83.82%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             16.18%
125 High Street
Boston, MA 02110

MONEY MARKET FUND

Class A

Keyport Life Insurance Company                                     62.66%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     19.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             11.39%
125 High Street
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

      The independent accountants for the Funds are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent accountants appearing in the December 31, 2001, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

      Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

      Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

      Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

      The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

      Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

      The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES

      A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

      The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

      Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

      A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

      Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

      GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

      The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

      The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1. Certificates may be issued at a premium or discount, rather than at par;

2. After issuance, Certificates may trade in the secondary market at a premium or discount;

3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

      Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

      The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

      Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

      When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

      Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

      Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

      The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

      The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

      The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

      FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

      FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

      To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

      A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

      A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

      It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

      The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

      The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

      Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

      The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICs)

      A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

      Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

      Balanced Fund may invest in Equipment Trust Certificates.

      Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

      Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

      Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

      Balanced Fund may invest in Convertible Securities.

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

      Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

OPTIONS

      A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

      An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

      A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

      If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

      A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options

      There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

      If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

      The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.


--------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Risks Associated with Futures

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

      When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

      A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

      If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.


----------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

      For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.


----------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

WARRANTS

      Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

      Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

      When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

      Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

      Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Galaxy VIP Money Market Fund by Stein Roe Money Market Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Stein Roe Money Market Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Stein Roe Money Market Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks

President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/280M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                          GALAXY VIP MONEY MARKET FUND

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Money Market Fund will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the Galaxy VIP Money Market Fund's advisor, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Money Market Fund to, and the assumption of all of the liabilities of the Galaxy VIP Money Market Fund by, the Stein Roe Money Market Fund, Variable Series, in exchange for shares of the Stein Roe Money Market Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Money Market Fund in complete liquidation of the Galaxy VIP Money Market Fund;
       (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel

                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                          GALAXY VIP MONEY MARKET FUND
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
                     c/o SteinRoe Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    4
PROPOSAL -- Acquisition of Galaxy VIP Money Market Fund by
            Stein Roe Money Market Fund, Variable Series....    9
  The Proposal..............................................    9
  Principal Investment Risks................................    9
  Information about the Acquisition.........................    9
GENERAL.....................................................   17
  Voting Information........................................   17
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Information Applicable to Class A Shares of
              Stein Roe Money Market Fund, Variable
              Series........................................  B-1


    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Money Market Fund (the "Galaxy Fund") by the Stein Roe Money Market Fund, Variable Series (the "Stein Roe Fund," and together with the Galaxy Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Galaxy Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Fund by the Stein Roe Fund. The Stein Roe Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity. If the Agreement and Plan of Reorganization is approved by the shareholders of the Galaxy Fund and the Acquisition occurs, the Galaxy Fund will transfer all of its assets and liabilities to the Stein Roe Fund in exchange for shares of the Stein Roe Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Galaxy Fund will be distributed pro rata to its shareholders. Please review this Proposal carefully. After the Acquisition, the Stein Roe Fund expects to change its name to "Liberty Money Market Fund, Variable Series."

    In addition to offering shares in the Galaxy Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the SteinRoe Variable Investment Trust (the "SteinRoe Trust") or the Liberty Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    - The Prospectus of the Galaxy Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Fund dated June 30, 2002.


    - The Statement of Additional Information of the Stein Roe Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


    The Galaxy Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Galaxy Fund and Stein Roe Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Galaxy VIP and the SteinRoe Trust are recommending that the Stein Roe Fund acquire the Galaxy Fund. This means that the Stein Roe Fund would acquire all of the assets and liabilities of the Galaxy Fund in exchange for shares of the Stein Roe Fund. If the Acquisition is approved and consummated, shareholders of the Galaxy Fund will receive shares of the Stein Roe Fund with an aggregate net asset value equal to the aggregate net asset value of their Galaxy Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree. After the Acquisition, the Stein Roe Fund expects to change its name to "Liberty Money Market Fund, Variable Series."

PLEASE NOTE THAT THE TRUSTEES OF GALAXY VIP HAVE APPROVED THE LIQUIDATION OF THE GALAXY FUND IN THE EVENT THAT ITS SHAREHOLDERS DO NOT APPROVE THE ACQUISITION.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment advisor to the Galaxy Fund, and Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Stein Roe Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of Galaxy VIP and the SteinRoe Trust recommend approval of the Acquisition because it offers shareholders of the Galaxy Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies similar to those of the Galaxy Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Fund are expected to experience a decrease in expenses; and

    - because the Galaxy Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaning-ful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP have approved the liquidation of the Galaxy Fund in the event that its shareholders do not approve the Acquisition.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/ Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?


The following tables allow you to compare the management fees and expenses of the Galaxy Fund and the Stein Roe Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Galaxy Fund for its last fiscal year (ended December 31, 2001) and for the Stein Roe Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                           GALAXY FUND           STEIN ROE FUND
                       (FOR THE FISCAL YEAR   (FOR THE FISCAL YEAR
                        ENDED DECEMBER 31,     ENDED DECEMBER 31,       STEIN ROE FUND
                              2001)                  2001)           (PRO FORMA COMBINED)
                       --------------------   --------------------   --------------------
                                                    CLASS A                CLASS A
Management fee (%)             0.49(1)                0.50(2)                0.50(2)
-----------------------------------------------------------------------------------------
Distribution and
service (12b-1) fees
(%)                            0.00                   0.00                   0.00
-----------------------------------------------------------------------------------------
Other expenses (%)             0.34                   0.06                   0.11
-----------------------------------------------------------------------------------------
Total annual fund
operating expenses
(%)                            0.83(3)                0.56                   0.61

---------------
 (1) The Galaxy Fund paid a management fee of 0.40% and an administration fee of 0.085%.

 (2) The Stein Roe Fund paid a management fee of 0.35% and an administration fee of 0.15%.

 (3) The Galaxy Fund's advisor has voluntarily agreed to reimburse the expenses incurred by the Galaxy Fund in excess of 0.62%. If this waiver were reflected in the table, other expenses would be 0.13% and total annual fund operating expenses would be 0.62%. This arrangement may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Fund or the Stein Roe Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY FUND                              $85      $265      $460      $1,025
-----------------------------------------------------------------------------
STEIN ROE FUND
Class A                                  $57      $179      $313      $  701
-----------------------------------------------------------------------------
STEIN ROE FUND
(PRO FORMA COMBINED)
Class A                                  $62      $195      $340      $  762
-----------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Galaxy Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY FUND AND THE STEIN ROE FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

             GALAXY FUND                            STEIN ROE FUND
INVESTMENT GOAL:  The Galaxy Fund        INVESTMENT GOAL:  The Stein Roe Fund
seeks as high a level of current         seeks maximum current income, consis-
income as is consistent with             tent with capital preservation and
liquidity and stability of principal.    the maintenance of liquidity.

             GALAXY FUND                            STEIN ROE FUND
PRINCIPAL INVESTMENT STRATEGIES:  The    PRINCIPAL INVESTMENT STRATEGIES:  The
Galaxy Fund seeks to achieve its goal    Stein Roe Fund seeks to achieve its
as follows:                              goal as follows:
- The Fund invests in a diversified      - The Fund invests in high-quality
  portfolio of money market                money market securities, including:
  instruments, including commercial        securities issued or guaranteed by
  paper, asset-backed commercial           the U.S. government or by its
  paper, notes and bonds issued by         agencies; securities issued or
  U.S. corporations, obligations           guaranteed by the government of any
  issued by the U.S. government and        foreign country that have a
  its agencies and instrumentalities,      long-term rating at the time of
  taxable municipal securities and         purchase of A or better (or an
  obligations issued by U.S. and           equivalent rating) by at least one
  foreign banks, such as certifi-          nationally recognized bond rating
  cates of deposit, and repurchase         agency; certificates of deposit,
  agreements backed by U.S.                bankers' acceptances, time deposits
  government obligations.                  and other short- term securities
                                           issued by domestic or foreign banks
- The Fund will only buy a security        or their subsidiaries or branches;
  if it has the highest short-term         commercial paper of domestic or
  rating from at least two nationally      foreign issuers, including varia-
  recognized statistical rating            ble-rate demand notes; short-term
  organizations, or one such rating        debt securities having a long-term
  if only one organization has rated       rating at the time of purchase of A
  the security. If the security is         or better (or an equivalent rating)
  not rated, it must be determined by      by at least one nationally
  the advisor to be of comparable          recognized bond rating agency;
  credit quality.                          repurchase agreements; taxable
                                           municipal securities; and other
- The Fund seeks to preserve the net       high-quality short-term
  asset value of an investment at          obligations.
  $1.00 per share.
                                         - Under normal market conditions, the
                                           Fund invests at least 25% of its
                                           total assets in securities of
                                           issuers in the financial services
                                           industries, including banks and
                                           financial companies, such as
                                           mortgage companies, investment
                                           banks, brokerage companies, special
                                           purpose entities, and personal and
                                           business credit institutions.
                                         - The Fund seeks to preserve the net
                                           asset value of an investment at
                                           $1.00 per share.

The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:

    - The Stein Roe Fund invests at least 25% of its assets in securities of issuers in the financial services industry, whereas the Galaxy Fund is not obligated to invest any particular percentage of its assets in such securities.

    - The Galaxy Fund may not purchase foreign securities, except certificates of deposit, bankers' acceptances or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks, whereas the Stein Roe Fund may invest in securities issued by foreign governments or commercial paper issued by foreign issuers.

    - The Galaxy Fund may borrow from domestic banks for temporary purposes up to 10% of the value of its total assets, whereas the Stein Roe Fund may borrow up to 33% of its total assets for temporary purposes.

Except as noted above, the Funds are both subject to similar fundamental and non-fundamental investment policies. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5.  WHAT CLASS OF STEIN ROE FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION
    OCCURS?

If the Acquisition occurs, shareholders of the Galaxy Fund will receive Class A shares of the Stein Roe Fund. As with Galaxy Fund shares, Class A shares of the Stein Roe Fund are not subject to any 12b-1 fees or sales charges. Please see Appendix B for more information on Class A shares of the Stein Roe Fund.

Contract owners may not purchase or redeem shares of the Stein Roe Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                           PROPOSAL -- ACQUISITION OF
                          GALAXY VIP MONEY MARKET FUND
                BY STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Galaxy Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Fund, the SteinRoe Trust, on behalf of the Stein Roe Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Stein Roe Fund, and how do they compare with those of the Galaxy Fund?


    The Stein Roe Fund is subject to market risk, management risk, interest rate risk, issuer risk, and the risks associated with foreign securities and financial services industry concentration, which, except for the risks associated with foreign securities and financial services industry concentration, are the risks to which the Galaxy Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Stein Roe Fund, please see Appendix B. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of the Galaxy Fund, the Acquisition is expected to occur on or around April 7, 2003, or on such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


    - The Galaxy Fund will transfer all of the assets and liabilities attributable to its shares to the Stein Roe Fund in exchange for shares of the Stein Roe Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of the Stein Roe Fund received by the Galaxy Fund will be distributed to the shareholders of the Galaxy Fund pro rata in accordance with their percentage ownership of the Galaxy Fund in full liquidation of the Galaxy Fund.

    - After the Acquisition, the Galaxy Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - The Acquisition requires approval by the Galaxy Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the SteinRoe Trust.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in the Galaxy Fund among other investments available through their Contract prior to or following the Acquisition.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Fund will receive Class A shares of the Stein Roe Fund. In comparison to your Galaxy Fund shares, Class A shares of the Stein Roe Fund issued in connection with the Acquisition will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Stein Roe Fund of the SteinRoe Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Galaxy Fund, and Stein Roe, the investment advisor to the Stein Roe Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the SteinRoe Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP and the SteinRoe Trust, including all Trustees who are not "interested persons" of those Trusts, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Fund to enter into the Acquisition:

    - The Acquisition is intended to create a larger fund with an investment goal and strategies similar to those of the Galaxy Fund.

    - Based on estimated expense ratios as of June 30, 2002, expenses are expected to decrease as a percentage of fund assets.

    - Because the Galaxy Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP should approve (and they subsequently approved) the liquidation of the Galaxy Fund in the event that its shareholders do not approve the Acquisition.

    The Trustees considered that most Contract owners with investments in the Galaxy Fund who do not want to become investors in the Stein Roe Fund could reallocate their investment in the Galaxy Fund among other investments available through their Contract prior to or following the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Fund will achieve any particular level of performance after the Acquisition.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for shares of the Galaxy Fund since it commenced operations, and for the ten-year period ending December 31, 2001 for Class A shares of the Stein Roe Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.


                                  GALAXY FUND
[BAR CHART]

                                                                          LIBERTY GALAXY FUND
                                                                          -------------------
1994                                                                             3.89
1995                                                                             5.38
1996                                                                             4.91
1997                                                                             4.99
1998                                                                             5.08
1999                                                                             4.95
2000                                                                             6.13
2001                                                                             3.65

The Fund's year-to-date total return through September 30, 2002, was 0.97%. For period shown in bar chart:
Best quarter: 3rd quarter 2000, +1.55%
Worst quarter: 4th quarter 2001, +0.51%

                                 STEIN ROE FUND
[BAR CHART]

                                                                            STEIN ROE FUND
                                                                            --------------
1992                                                                             3.47
1993                                                                             2.71
1994                                                                             3.79
1995                                                                             5.62
1996                                                                             5.01
1997                                                                             5.15
1998                                                                             5.12
1999                                                                             4.79
2000                                                                             6.05
2001                                                                             3.64

The Fund's year-to-date total return through September 30, 2002, was 1.00%. For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2001, +0.48%

    The following tables list each Fund's average annual total return for the one-year, five-year and life-of-fund periods ended December 31, 2001 for shares of the Galaxy Fund, and for the one-year, five-year and ten-year periods ended December 31, 2001 for Class A shares of the Stein Roe Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Funds.


    For current 7-day yield information for the Stein Roe Fund, please call 800-345-6611, and for the Galaxy Fund, please call 1-877-289-4252.

GALAXY FUND


                                       INCEPTION
                                         DATE     1 YEAR   5 YEAR    LIFE OF FUND
Shares (%)                              2/2/93     3.65     4.95         4.68
---------------------------------------------------------------------------------


STEIN ROE FUND

                                          INCEPTION
                                            DATE     1 YEAR   5 YEARS   10 YEARS
Class A (%)                                1/1/89     3.64     4.95       4.53(4)
--------------------------------------------------------------------------------

---------------
(4) The 10-year data for the Stein Roe Fund covers periods prior to the inception of the Galaxy Fund. From the date of inception of the Galaxy Fund (2/2/93), the average annual total returns for Class A shares of the Stein Roe Fund would be 4.67%.

Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Galaxy Fund and the Stein Roe Fund as of October 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Fund by the Stein Roe Fund at net asset value as of that date.

                                                                             STEIN ROE
                                                                                FUND
                                           STEIN ROE      PRO FORMA          PRO FORMA
                            GALAXY FUND       FUND       ADJUSTMENTS        COMBINED(a)
                            -----------   ------------   ------------       ------------
Class A
Net asset value...........                $263,216,649   $ 17,523,878       $280,740,527
Shares outstanding........                 263,217,241     17,523,661        280,740,902
Net asset value per
  share...................                $       1.00                      $       1.00
Shares
Net asset value...........  $17,523,878                  $(17,523,878)
Shares outstanding........   17,523,661                   (17,523,661)
Net asset value per
  share...................  $      1.00

---------------
(a) Assumes the Acquisition was consummated on October 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Fund will be received by the shareholders of the Galaxy Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Fund that actually will be received on or after such date.

Financial Highlights of the Stein Roe Fund


    The financial highlights table will help you understand the financial performance of the Stein Roe Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Stein Roe Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year ended December 31, 2001, 2000 and 1999 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Stein Roe Fund's financial statements, is included in the Stein Roe Fund's annual report, which is available upon request. The information for the fiscal year ended December 31, 1998 and 1997 was audited by the Stein Roe Fund's former accountants, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.


    Selected data for a share outstanding throughout each period.

                              (UNAUDITED)
                            SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                JUNE 30,       ---------------------------------------------------
                                  2002           2001       2000       1999       1998      1997
                            ----------------   --------   --------   --------   --------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD................      $  1.000       $  1.000   $  1.000   $  1.000   $  1.000   $ 1.000
                                --------       --------   --------   --------   --------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
 income(a)................         0.007          0.036      0.059      0.047      0.050     0.050
                                --------       --------   --------   --------   --------   -------
LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS:
From net investment
 income...................        (0.007)        (0.036)    (0.059)    (0.047)    (0.050)   (0.050)
                                --------       --------   --------   --------   --------   -------
NET ASSET VALUE, END OF
 PERIOD...................      $  1.000       $  1.000   $  1.000   $  1.000   $  1.000   $ 1.000
                                ========       ========   ========   ========   ========   =======
 Total return(b)(c).......          0.70%(d)       3.64%      6.05%      4.79%      5.17%     5.18%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(e)...............          0.61%(f)       0.56%      0.56%      0.52%(g)     0.62%    0.65%
Net investment
 income(e)................          1.41%(f)       3.45%      5.90%      4.75%(g)     4.99%    5.05%
Net assets, end of period
 (000's)..................      $243,691       $266,985   $212,317   $170,539   $101,340   $67,137

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f) Annualized.

(g) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

  Federal Income Tax Consequences

    The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Galaxy Fund and the Stein Roe Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Galaxy Fund or the shareholders of the Galaxy Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Stein Roe Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Galaxy Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Stein Roe Fund shares you receive will include the holding period for your Galaxy Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Stein Roe Fund's tax basis in the assets that the Stein Roe Fund receives from the Galaxy Fund will be the same as the Galaxy Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Stein Roe Fund's holding period in such assets will include the Galaxy Fund's holding period in such assets.

    The opinion is, and the confirming letter will be, based on certain factual certifications made by officers of Galaxy VIP and the SteinRoe Trust. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP on behalf of the Galaxy Fund, the SteinRoe Trust on behalf of the Stein Roe Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Galaxy Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Fund present at the

Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Galaxy Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Stein Roe Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

    The Trustees of Galaxy VIP are soliciting proxies from the shareholders of the Galaxy Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Galaxy Fund had 16,289,881 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Galaxy Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Galaxy Fund as tellers for the Meeting (the "Tellers"). More than fifty percent (50%) of the shares of the Galaxy Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Galaxy Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted in favor of the Proposal, and therefore they will have the same effect as if they cast votes against the Proposal.

    Share Ownership. As of December 2, 2002, the SteinRoe Trust believes that the officers and Trustees of the SteinRoe Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Stein Roe Fund and of the SteinRoe Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Galaxy Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:


                                                         PERCENTAGE OF     PERCENTAGE OF
                                                          OUTSTANDING       OUTSTANDING
                                                        SHARES OF CLASS   SHARES OF CLASS
                                                         OWNED BEFORE       OWNED UPON
                                                        CONSUMMATION OF   CONSUMMATION OF
FUND AND CLASS         SHAREHOLDER NAME AND ADDRESS       ACQUISITION      ACQUISITION*
--------------         ----------------------------     ---------------   ---------------
GALAXY FUND......   American Skandia                        100.00%+            6.11%
                    One Corporate Drive
                    P.O. Box 883
                    Shelton, CT 06484-0883
STEIN ROE FUND
CLASS A..........   Keyport Life Insurance Company           67.26%+           63.15%+
                    Variable Account A
                    125 High Street
                    Boston, MA 02110

                    Keyport Life Insurance Company           16.81%            15.78%
                    KMA Variable Account
                    125 High Street
                    Boston, MA 02110

                    Keyport Benefit Life Insurance           10.23%             9.61%
                    Company
                    125 High Street
                    Boston, MA 02110


---------------

* Indicates the percentage of Stein Roe Fund shares to be owned of record or beneficially upon consummation of the Acquisition on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Galaxy Fund or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the Galaxy Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisition described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If the Galaxy Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Galaxy Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of the Galaxy Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Galaxy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the SteinRoe Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the SteinRoe Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the SteinRoe Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Galaxy Fund's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of the Stein Roe Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Money Market Fund (the "Acquired Fund"), a series of the Trust, SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 9, 1987, as amended, on behalf of the Stein Roe Money Market Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4. With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6. Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

    2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1. The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree. If the difference between the per share net asset values of the Acquired Fund and the Acquiring Fund equals or exceeds $.0025 on the Valuation Date, as computed by using market values in accordance with the procedures of the Acquiring Fund (or as otherwise mutually determined by the Boards of Trustees of the Trust and the Acquiring Trust), either party shall have the right to postpone the Valuation Date and Closing Date until such time as the per share difference is less than $.0025.

    3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe Money Market Fund, Variable Series."

    3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (l) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, classified as Class A shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3. For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2. The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired

            Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to SteinRoe Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP
                                           Money Market Fund


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           STEINROE VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Stein Roe Money Market
                                           Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                  INFORMATION APPLICABLE TO CLASS A SHARES OF
                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

    SteinRoe Variable Investment Trust ("Trust") includes five separate mutual funds, including the Stein Roe Money Market Fund, Variable Series ("Fund"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of Stein Roe & Farnham Incorporated ("Stein Roe"), the Fund's investment advisor.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

    INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

    Because the Fund may invest in debt securities issued by private entities the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

    FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

    FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Stein Roe & Farnham Incorporated

    Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2002, Stein Roe managed over $14.8 billion in assets.

    Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). Columbia is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

    For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund equaled 0.35% of the average daily net assets of the Fund.

  Portfolio Manager


    Karen M. Arneil, a senior vice president of Stein Roe, has managed the Fund since July 2002.


MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge.

Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends are declared daily and are reinvested monthly in shares of the Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 9

                       STEINROE VARIABLE INVESTMENT TRUST

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


           This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Galaxy VIP Money Market Fund (the "Acquired Fund"), a series of The Galaxy VIP Fund, by the Stein Roe Money Market Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust.


           This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


           This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents
I.         Additional Information about the Acquiring Fund and the Acquired Fund             2
II.        Financial Statements                                                              2

I.         Additional Information about the Acquiring Fund and the Acquired
           Fund.

           Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2002.

           Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented.

II.        Financial Statements.

           This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquiring Fund, which reports contain historical financial information regarding the Acquiring Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

           This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquired Fund, which reports contain historical financial information regarding the Acquired Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

           In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required for the Acquisition because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of October 31, 2002.

                                                                      APPENDIX A

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111

              Stein Roe Small Company Growth Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2002

           This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectuses dated May 1, 2002 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2001, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Liberty Funds Distributor, Inc. (LFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

                                                                                                                       Page

           General Information and History....................................................................          2
           Investment Restrictions............................................................................          4
           Portfolio Turnover.................................................................................          7
           Purchases and Redemptions..........................................................................          8
           Trustees and Officers..............................................................................          8
           Management Arrangements............................................................................         22
           Trust Charges and Expenses.........................................................................         24
           Underwriters.......................................................................................         28
           Code of Ethics.....................................................................................         29
           Custodian..........................................................................................         29
           Portfolio Transactions.............................................................................         30
           Net Asset Value....................................................................................         37
           Taxes..............................................................................................         38
           Investment Performance.............................................................................         40
           Record Shareholders................................................................................         43
           Independent Accountants and Financial Statements...................................................         46
           Appendix A - Investment Techniques and Securities..................................................         47

                         GENERAL INFORMATION AND HISTORY

           SteinRoe Variable Investment Trust (the Trust), a business trust organized under the Laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

           Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective November 15, 1997, Federal Securities Fund changed its name from Stein Roe Mortgage Securities Income Fund to Stein Roe Mortgage Securities Fund, Variable Series. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to its current name. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series. Effective November 15, 1997, Growth Stock Fund changed its name from Stein Roe Managed Growth Stock Fund to its current name. Effective November 15, 1997, Balanced Fund changed its name from Stein Roe Managed Assets Fund to its current name. Effective November 15, 1997, Money Market Fund changed its name from Cash Income Fund to its current name.

           The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act") which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

           The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize. Each Fund is a separate series of the Trust.

           Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

           Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

           The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

           The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

           The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

           Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS

           Each Fund operates under the investment restrictions listed below. Restrictions numbered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

           Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

FUNDAMENTAL POLICIES

           The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions,
           (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

NON-FUNDAMENTAL POLICIES

           Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b)        not purchase more than 3% of the stock of another investment company;
           or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and
           (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or


(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

           Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

           Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

           Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

           The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

           The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries:
           Australia, Canada, France, Japan, the United Kingdom or Germany.

           If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

           The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

           A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

           Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

           Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

           The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

           The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds.

           The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                           Number of
                                     Position    Year First          Principal            Portfolios in
                                       with      Elected or          Occupation(s)        Fund Complex         Other
Name, Address                        Liberty    Appointed to         During Past          Overseen by       Directorships
  and Age                             Funds        Office            Five Years             Trustee            Held
  -------                             -----        ------            ----------             -------            ----
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)           Trustee       1996            President of UAL           103         None
P.O. Box 66100                                                     Loyalty Services and
Chicago, IL 60666                                                  Executive Vice
                                                                   President of United
                                                                   Airlines (airline)
                                                                   since September,
                                                                   2001 (formerly
                                                                   Executive Vice
                                                                   President from July,
                                                                   1999 to September,
                                                                   2001); Chief
                                                                   Financial Officer of
                                                                   United Airlines
                                                                   since July, 1999;
                                                                   Senior Vice
                                                                   President and Chief
                                                                   Financial Officer of
                                                                   UAL, Inc. prior
                                                                   thereto.

Janet Langford Kelly (Age 44)        Trustee       1996            Executive Vice             103         None
One Kellogg Square                                                 President-Corporate
Battle Creek, MI 49016                                             Development and
                                                                   Administration,
                                                                   General Counsel and
                                                                   Secretary, Kellogg
                                                                   Company (food
                                                                   manufacturer), since
                                                                   September, 1999;
                                                                   Senior Vice
                                                                   President, Secretary
                                                                   and General Counsel,
                                                                   Sara Lee Corporation
                                                                   (branded, packaged,
                                                                   consumer-products
                                                                   manufacturer) prior
                                                                   thereto.

                                                                                           Number of
                                     Position    Year First          Principal            Portfolios in
                                       with      Elected or          Occupation(s)        Fund Complex         Other
Name, Address                        Liberty    Appointed to         During Past          Overseen by       Directorships
  and Age                             Funds        Office            Five Years             Trustee            Held
  -------                             -----        ------            ----------             -------            ----
DISINTERESTED TRUSTEES

Richard W. Lowry (Age 65)            Trustee       2000            Private Investor           105         None
10701 Charleston Drive                                             since August, 1987
Vero Beach, FL 32963                                               (formerly Chairman
                                                                   and Chief Executive
                                                                   Officer, U.S.
                                                                   Plywood Corporation
                                                                   (building products
                                                                   manufacturer)).

Salvatore Macera (Age 70)            Trustee       2000            Private Investor           103         None
26 Little Neck Lane                                                since 1981 (formerly
New Seabury, MA  02649                                             Executive Vice
                                                                   President and
                                                                   Director of Itek
                                                                   Corporation
                                                                   (electronics) from
                                                                   1975 to 1981).


Charles R. Nelson (Age 59)           Trustee       1981            Van Voorhis                103         None
Department of Economics                                            Professor,
University of Washington                                           Department of
Seattle, WA 98195                                                  Economics,
                                                                   University of
                                                                   Washington since
                                                                   January, 1976;
                                                                   consultant on
                                                                   econometric and
                                                                   statistical matters.

John J. Neuhauser (Age 58)           Trustee       2000            Academic Vice              105         Saucony, Inc. (athletic
84 College Road                                                    President and Dean                     footwear); SkillSoft Corp.
Chestnut Hill, MA 02467-3838                                       of Faculties since                     (E-Learning).
                                                                   August, 1999, Boston
                                                                   College (formerly
                                                                   Dean, Boston College
                                                                   School of Management
                                                                   from September, 1977
                                                                   to September, 1999).

                                                                                           Number of
                                     Position    Year First          Principal            Portfolios in
                                       with      Elected or          Occupation(s)        Fund Complex         Other
Name, Address                        Liberty    Appointed to         During Past          Overseen by       Directorships
  and Age                             Funds        Office            Five Years             Trustee            Held
  -------                             -----        ------            ----------             -------            ----
DISINTERESTED TRUSTEES


Thomas E. Stitzel (Age 66)           Trustee       2000            Business Consultant        103         None
2208 Tawny Woods Place                                             since 1999 (formerly
Boise, ID  83706                                                   Professor of Finance
                                                                   from 1975 to 1999
                                                                   and Dean from 1977
                                                                   to 1991, College of
                                                                   Business, Boise
                                                                   State University);
                                                                   Chartered Financial
                                                                   Analyst.

Thomas C. Theobald (Age 64)          Trustee       1996            Managing Director,         103         Xerox Corporation
Suite 1300                                                         William Blair                          (business products
222 West Adams Street                                              Capital Partners                       and services),
Chicago, IL 60606                                                  (private equity                        Anixter
                                                                   investing) since                       International
                                                                   September, 1994                        (network support
                                                                   (formerly Chief                        equipment
                                                                   Executive Officer                      distributor), Jones
                                                                   and Chairman of the                    Lang LaSalle (real
                                                                   Board of Directors,                    estate management
                                                                   Continental Bank                       services) and MONY
                                                                   Corporation).                          Group (life
                                                                                                          insurance).

                                                                                           Number of
                                     Position    Year First          Principal            Portfolios in
                                       with      Elected or          Occupation(s)        Fund Complex         Other
Name, Address                        Liberty    Appointed to         During Past          Overseen by       Directorships
  and Age                             Funds        Office            Five Years             Trustee            Held
  -------                             -----        ------            ----------             -------            ----
DISINTERESTED TRUSTEES

Anne-Lee Verville (Age 56)         Trustee          2000           Author and speaker         103         Chairman of the
359 Stickney Hill Road                                             on educational                         Board of Directors,
Hopkinton, NH  03229                                               systems needs                          Enesco Group, Inc.
                                                                   (formerly General                      (designer, importer
                                                                   Manager, Global                        and distributor of
                                                                   Education Industry                     giftware and
                                                                   from 1994 to 1997,                     collectibles).
                                                                   and President,
                                                                   Applications
                                                                   Solutions Division
                                                                   from 1991 to 1994,
                                                                   IBM Corporation
                                                                   (global education
                                                                   and global
                                                                   applications)).

                                                                                           Number of
                                     Position    Year First          Principal            Portfolios in
                                       with      Elected or          Occupation(s)        Fund Complex         Other
Name, Address                        Liberty    Appointed to         During Past          Overseen by       Directorships
  and Age                             Funds        Office            Five Years             Trustee            Held
  -------                             -----        ------            ----------             -------            ----
INTERESTED TRUSTEES

William E. Mayer* (Age 61)           Trustee       2000            Managing Partner,          105         Lee Enterprises
399 Park Avenue                                                    Park Avenue Equity                     (print and on-line
Suite 3204                                                         Health (healthcare)                    media), WR Hambrecht
New York, NY 10022                                                 Partners (private                      + Co. (financial
                                                                   equity fund) since                     service provider)
                                                                   February, 1999                         and Systech Retail
                                                                   (formerly Founding                     Systems (retail
                                                                   Partner, Development                   industry technology
                                                                   Capital LLC from                       provider); First
                                                                   November 1996 to
                                                                   February, 1999; Dean
                                                                   and Professor,
                                                                   College of Business
                                                                   and Management,
                                                                   University of
                                                                   Maryland from
                                                                   October, 1992 to
                                                                   November, 1996).

Joseph R. Palombo* (Age 48)          Trustee and   2000            Chief Operating        103             None
One Financial Center                 Chairman of                   Officer of Columbia
Boston, MA 02111                      the Board                    Management Group,
                                                                   Inc. since November,
                                                                   2001; formerly Chief
                                                                   Operations Officer
                                                                   of Mutual Funds,
                                                                   Liberty Financial
                                                                   Companies, Inc. from
                                                                   August, 2000 to
                                                                   November, 2001;
                                                                   Executive Vice
                                                                   President of Stein
                                                                   Roe & Farnham
                                                                   Incorporated ("Stein
                                                                   Roe") since April,
                                                                   1999; Executive Vice
                                                                   President and
                                                                   Director of Colonial
                                                                   Management
                                                                   Associates, Inc.
                                                                   ("Colonial") since
                                                                   April, 1999;
                                                                   Executive Vice
                                                                   President and Chief
                                                                   Administrative
                                                                   Officer of Liberty
                                                                   Funds

                                                                                           Number of
                                     Position    Year First          Principal            Portfolios in
                                       with      Elected or          Occupation(s)        Fund Complex         Other
Name, Address                        Liberty    Appointed to         During Past          Overseen by       Directorships
  and Age                             Funds        Office            Five Years             Trustee            Held
  -------                             -----        ------            ----------             -------            ----

                                                                   Group, LLC ("LFG")
                                                                   since April, 1999;
                                                                   Director of Stein
                                                                   Roe since September,
                                                                   2000; Trustee and
                                                                   Chairman of the
                                                                   Board of the Stein
                                                                   Roe Mutual Funds
                                                                   since October, 2000;
                                                                   Manager of Stein Roe
                                                                   Floating Rate
                                                                   Limited Liability
                                                                   Company since
                                                                   October, 2000
                                                                   (formerly Vice
                                                                   President of the
                                                                   Liberty Funds from
                                                                   April, 1999 to
                                                                   August, 2000; Chief
                                                                   Operating Officer
                                                                   and Chief Compliance
                                                                   Officer, Putnam
                                                                   Mutual Funds from
                                                                   December, 1993 to
                                                                   March, 1999).


* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

                                                    Year First
                                                    Elected or
 Name, Address                     Position with   Appointed to    Principal Occupation(s)
   And Age                         Liberty Funds     Office        During Past Five Years
   -------                         -------------     ------        ----------------------
     OFFICERS

Keith T. Banks (Age 46)              President     2001            President of the Liberty Funds
Columbia Management Group, Inc.                                    since November, 2001; Chief
590 Madison Avenue, 36th Floor                                     Investment Officer and Chief
Mail Stop NY EH 30636A                                             Executive Officer of Columbia
New York, NY  10022                                                Management Group, Inc. since
                                                                   August, 2000 (formerly Managing
                                                                   Director and Head of U.S. Equity,
                                                                   J.P. Morgan Investment Management
                                                                   from November, 1996 to August,
                                                                   2000).

Vicki L. Benjamin (Age 40)           Chief         2001            Controller of the Liberty Funds and
One Financial Center                 Accounting                    Liberty All-Star Funds since May,
Boston, MA 02111                     Officer and                   2002; Chief Accounting Officer of
                                     Controller                    the Liberty Funds and Liberty
                                                                   All-Star Funds since June, 2001;
                                                                   Vice President of LFG since April,
                                                                   2001 (formerly Vice President,
                                                                   Corporate Audit, State Street Bank
                                                                   and Trust Company from May, 1998 to
                                                                   April, 2001; Audit Manager from
                                                                   July, 1994 to June, 1997; Senior
                                                                   Audit Manager from July, 1997 to
                                                                   May, 1998, Coopers & Lybrand, LLP).


J. Kevin Connaughton (Age 37)        Treasurer     2000            Treasurer of the Liberty Funds and
One Financial Center                                               of the Liberty All-Star Funds since
Boston, MA 02111                                                   December, 2000 (formerly Controller
                                                                   of the Liberty Funds and of the
                                                                   Liberty All-Star Funds from
                                                                   February, 1998 to October, 2000);
                                                                   Treasurer of the Stein Roe Funds
                                                                   since February, 2001 (formerly
                                                                   Controller from May, 2000 to
                                                                   February, 2001); Senior Vice
                                                                   President of LFG since January,
                                                                   2001 (formerly Vice President from
                                                                   April, 2000 to January, 2001; Vice
                                                                   President of Colonial from
                                                                   February, 1998 to October, 2000;
                                                                   Senior Tax Manager, Coopers &
                                                                   Lybrand, LLP from April, 1996 to
                                                                   January, 1998).

Jean S. Loewenberg (Age 56)          Secretary     2002            Secretary of the Liberty Funds and
One Financial Center                                               of the Liberty All-Star Funds since
Boston, MA 02111                                                   February, 2002; Senior Vice
                                                                   President and Group Senior Counsel,
                                                                   FleetBoston Financial Corporation
                                                                   since November, 1996.

Trustee Positions

           As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Stein Roe, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

           In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Stein Roe and considered information provided by Stein Roe relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Stein Roe to the Funds were appropriate to fulfill effectively Stein Roe's duties under the agreements. The Trustees also considered the business reputation of Stein Roe and its financial resources, and concluded that Stein Roe would be able to meet any reasonably foreseeable obligations under the agreements.

           The Trustees received information concerning the investment philosophy and investment process applied by Stein Roe in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Stein Roe's in-house research capabilities as well as other resources available to Stein Roe's personnel, including research services available to Stein Roe as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Stein Roe's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

           The Trustees considered the scope of the services provided by Stein Roe to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements". The Trustees concluded that the scope of Stein Roe's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

           The Trustees considered the quality of the services provided by Stein Roe to the Funds. The Trustees evaluated Stein Roe's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Stein Roe designed to fulfill Stein Roe's fiduciary duty to the Funds with respect to possible conflicts of interest, including Stein Roe's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Stein Roe allocates trades among its various investment advisory clients and the record of Stein Roe in these matters. The Trustees also received information concerning standards of Stein Roe with respect to the execution of portfolio transactions. See "Portfolio Transactions."

           The Trustees considered Stein Roe's management of non-advisory services provided by persons other than Stein Roe by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Stein Roe and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Stein Roe as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Stein Roe's services was sufficient to merit reapproval of the agreement for another year.

           In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Stein Roe. The Trustees evaluated Stein Roe's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Stein Roe, but also so-called "fallout benefits" to Stein Roe such as reputational value derived from serving as investment advisor to the Funds and the research services available to Stein Roe by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

           Based on the foregoing, the Trustees concluded that the fees to be paid Stein Roe under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by Stein Roe.

General

           Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

           Stein Roe or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Stein Roe. For the fiscal year ended December 31, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as
Trustees:

                                         Pension or Retirement           Total Compensation from the Fund and the
                                           Benefits Accrued             Fund Complex Paid to the Trustees for the
                                             as Part of                           Calendar Year Ended
Trustee                                    Fund Expenses (a)                     December 31, 2001 (b)
--------                                 ---------------------           ----------------------------------------
John A. Bacon, Jr. (c)                          N/A                                  $95,000
Robert J. Birnbaum                              N/A                                   25,300
Tom Bleasdale (c)                               N/A                                   103,000 (d)
William W. Boyd (c)                             N/A                                   50,000
Lora S. Collins (c)                             N/A                                   96,000
James E. Grinnell (c)                           N/A                                  100,300
Douglas A. Hacker                               N/A                                  109,000
Janet Langford Kelly                            N/A                                  107,000
Richard W. Lowry                                N/A                                  135,300
Salvatore Macera                                N/A                                  110,000
William E. Mayer                                N/A                                  132,300
James L. Moody, Jr. (c)                         N/A                                   91,000
Charles R. Nelson                               N/A                                  109,000
John J. Neuhauser                               N/A                                  132,510
Joseph R. Palombo (e)                           N/A                                    N/A
Thomas Stitzel                                  N/A                                  109,000
Thomas C. Theobald                              N/A                                  112,000
Anne-Lee Verville                               N/A                                  114,000 (f)

                                                 Aggregate                      Aggregate                           Aggregate
                                              Compensation from             Compensation from                 Compensation from the
                                              the Balanced Fund              the Growth Stock                  Small Company Growth
                                                for the Fiscal              Fund for the Fiscal                 Fund for the Fiscal
                                                  Year Ended                     Year Ended                        Year Ended
Trustee                                       December 31, 2001               December 31, 2001                 December 31, 2001
-------                                       -----------------               -----------------                 -----------------

John A. Bacon, Jr. (c)                                $ 0                             $ 0                             $ 0
Robert J. Birnbaum                                    N/A                             N/A                             N/A
Tom Bleasdale (c)                                     N/A                             N/A                             N/A
William W. Boyd (c)                                     0                               0                               0
Lora S. Collins (c)                                   N/A                             N/A                             N/A
James E. Grinnell (c)                                 N/A                             N/A                             N/A
Douglas A. Hacker                                   1,400                           1,343                             627
Janet Langford Kelly                                1,374                           1,319                             616
Richard W. Lowry                                    1,419                           1,363                             636
Salvatore Macera                                    1,413                           1,354                             633
William E. Mayer                                    1,379                           1,320                             617
James L. Moody, Jr. (c)                               N/A                             N/A                             N/A
Charles R. Nelson                                   1,400                           1,343                             627
John J. Neuhauser                                   1,383                           1,329                             621
Joseph R. Palombo (e)                                 N/A                             N/A                             N/A
Thomas Stitzel                                      1,400                           1,342                             627
Thomas C. Theobald                                  1,438                           1,381                             644
Anne-Lee Verville                                   1,464 (f)                       1,404 (f)                         656 (f)

                                                   Aggregate                      Aggregate
                                                Compensation from             Compensation from
                                                  the Federal                     the Money
                                                   Securities                    Market Fund
                                                  Fund for the                  for the Fiscal
                                                Fiscal Year Ended                Year Ended
Trustee                                         December 31, 2001             December 31, 2001
-------                                         -----------------             -----------------
John A. Bacon, Jr. (c)                                $ 0                          $ 0
Robert J. Birnbaum                                    N/A                          N/A
Tom Bleasdale (c)                                     N/A                          N/A
William W. Boyd (c)                                     0                            0
Lora S. Collins (c)                                   N/A                          N/A
James E. Grinnell (c)                                 N/A                          N/A
Douglas A. Hacker                                     696                          990
Janet Langford Kelly                                  683                          972
Richard W. Lowry                                      705                        1,002
Salvatore Macera                                      703                        1,000
William E. Mayer                                      687                          979
James L. Moody, Jr. (c)                               N/A                          N/A
Charles R. Nelson                                     696                          990
John J. Neuhauser                                     687                          976
Joseph R. Palombo (e)                                 N/A                          N/A
Thomas Stitzel                                        696                          991
Thomas C. Theobald                                    714                         1,017
Anne-Lee Verville                                     728 (f)                     1,035 (f)


(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000,
           $91,000, and $96,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Administrator. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $1,464 for the Balanced Fund, $1,404 for the Growth Stock Fund, $656 for the Small Company Growth Fund, $728 for the Federal Securities Fund, $1,035 for the Money Market Fund and $114,000 for the calendar year ended December 31, 2001, respectively, pursuant to the deferred compensation plan.

Role of the Board of Trustees

           The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

           Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

           GOVERNANCE COMMITTEE

           Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

           ADVISORY FEES & EXPENSES COMMITTEE

           Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

           TRADING OVERSIGHT COMMITTEE

           Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

           The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.


                                                                    Dollar Range           Dollar Range           Dollar Range
                                           Dollar Range of          of Equity               of Equity              of Equity
                                          Equity Securities      Securities Owned      Securities Owned in     Securities Owned
                                            Owned in the           in the Growth         the Small Company      in the Federal
Name of Trustee                             Balanced Fund           Stock Fund             Growth Fund          Securities Fund
---------------                             -------------           ----------             -----------          ---------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                                   $0                  $0                     $0                  $0
Janet Langford Kelly                                 0                   0                      0                   0
Richard W. Lowry (g)                                 0                   0                      0                   0
Salvatore Macera                                     0                   0                      0                   0
Charles R. Nelson                                    0                   0                      0                   0
John J. Neuhauser (g)                                0                   0                      0                   0
Thomas E. Stitzel                                    0                   0                      0                   0
Thomas C. Theobald                                   0                   0                      0                   0
Anne-Lee Verville                                    0                   0                      0                   0
INTERESTED TRUSTEES
William E. Mayer (g)                                $0                  $0                     $0                  $0
Joseph R. Palombo                                    0                   0                      0                   0


                                               Dollar Range                         Aggregate Dollar
                                                of Equity                               Range of
                                                Securities                          Equity Securities
                                                  Owned                             Owned in all Funds
                                               in the Money                      Overseen by Trustee in
Name of Trustee                                Market Fund                       Liberty Family of Funds
---------------                                -----------                       -----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                                     $0                              Over $100,000
Janet Langford Kelly                                   0                              Over $100,000
Richard W. Lowry (g)                                   0                              Over $100,000
Salvatore Macera                                       0                             $50,001-100,000
Charles R. Nelson                                      0                              Over $100,000
John J. Neuhauser (g)                                  0                              Over $100,000
Thomas E. Stitzel                                      0                             $50,001-100,000
Thomas C. Theobald                                     0                              Over $100,000
Anne-Lee Verville                                      0                              Over $100,000
INTERESTED TRUSTEES
William E. Mayer (g)                                  $0                              $50,001-100,000
Joseph R. Palombo                                      0                                $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

                             MANAGEMENT ARRANGEMENTS

           As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe. Each Fund has its own Advisory Agreement with Stein Roe. Stein Roe is a subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, Massachusetts 02111.

           The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022. The business address of Mr. Palombo is One Financial Center, Boston, Massachusetts 02111.


           Stein Roe, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Stein Roe.

           Each Fund's Advisory Agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Stein Roe in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the Advisory Agreement.

           Under an Administration Agreement with the Trust, Stein Roe provides each Fund with administrative services, excluding investment advisory services. Specifically, Stein Roe is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Stein Roe may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

           Under separate agreements, Stein Roe also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.

           Nordea Investment Management North America, Inc. (Nordea), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as the investment sub-advisor for the Balanced Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Balanced Fund effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Balanced Fund at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for the Balanced Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

           Under the sub-advisory agreement with Stein Roe and the Trust, on behalf of the Balanced Fund, Nordea manages a portion of the Balanced Fund's foreign securities, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Balanced Fund. For the services rendered by Nordea under the sub-advisory agreement, Stein Roe pays Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Balanced Fund's assets managed by Nordea. Any liability of Nordea to the Trust, the Balanced Fund and/or Balanced Fund shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Balanced Fund, Nordea also provides sub-advisory and other services and facilities to other investment companies.

                           TRUST CHARGES AND EXPENSES

MANAGEMENT FEES:

           Each Fund pays Stein Roe an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended December 31, 2001, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:

                                     Annual Fee Rate
                                  (as a percentage of
                                       average
                                      net assets)           2001                2000                  1999
                                      -----------        ----------           ----------           ----------
Small Company Growth Fund                0.50%           $  438,989           $  697,628           $  569,580
Growth Stock Fund                        0.50%(h)         1,545,392            2,264,063            1,583,203
Balanced Fund                            0.45%            1,591,913            1,856,618            1,749,012
Federal Securities Fund                  0.40%              538,355              421,467              405,687
Money Market Fund                        0.35%              863,234              626,629              462,410

(h) Effective July 1, 2001, Stein Roe implemented a management fee breakpoint for the Growth Stock Fund. The management fee is now 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.


ADMINISTRATIVE EXPENSES:

           Each Fund pays Stein Roe an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2001, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:

                                                     2001              2000                 1999
                                                   --------          --------             --------
Small Company Growth Fund                          $131,697          $209,289             $170,856
Growth Stock Fund                                    463,618          679,219              474,944
Balanced Fund                                        530,638          618,873              588,899
Federal Securities Fund                              201,883          158,050              153,092
Money Market Fund                                    369,958          268,555              197,888

ACCOUNTING AND BOOKKEEPING EXPENSES:

           Each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million prior to July 1, 2001. Effective July 1, 2001, Stein Roe entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

           Under its accounting and bookkeeping agreement with the Funds, Stein Roe receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-          an annual flat fee of $10,000, paid monthly; and

- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

                      [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

           The Funds reimburse Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

           During each year in the three-year period ended December 31, 2001, pursuant to the agreement, each Fund paid Stein Roe fees as follows:

                                                                        2001              2000            1999
                                                                       -------          -------          -------
Small Company Growth Fund                                              $31,689          $27,303          $26,588
Growth Stock Fund                                                       67,708            35,135          32,866
Balanced Fund                                                           74,480            34,130          33,508
Federal Securities Fund                                                 42,321            26,318          26,308
Money Market Fund                                                       67,569            28,291          27,200

           In addition, under the Funds' transfer agency agreement, each Fund pays Stein Roe or an affiliate thereof a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Stein Roe or an affiliate thereof for these services:

                                                           2001                2000               1999
                                                          ------              ------             ------
Small Company Growth Fund                                 $7,500              $7,500             $7,500
Growth Stock Fund                                          7,500               7,521              7,500
Balanced Fund                                              7,500               7,500              7,500
Federal Securities Fund                                    7,500               7,500              7,500
Money Market Fund                                          7,500               7,500              7,500

12B-1 FEES:

           Each Fund listed below paid LFD distribution fees as follows during the years ended December 31, 2001 and 2000, as described in the Prospectus:

                                                            2001               2000(i)
                                                          -------             -------
Small Company Growth Fund                                 $     2             $     2
Growth Stock Fund                                          70,473              12,970
Balanced Fund                                              83,535               8,476
Federal Securities Fund                                    66,414               3,720

(i)        The Funds did not offer Class B shares prior to June 1, 2000.


EXPENSE LIMITATION:

           Stein Roe has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

Fund                                                    Expenses Exceeding
----                                                    ------------------
Growth Stock Fund                                       0.80% of average net assets
Balanced Fund                                           0.75% of average net assets
Small Company Growth Fund                               0.80% of average net assets

           LFD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:

                                                                                         Class B                Reimburse
                                                                                      expense limit:          distribution fee in
Fund:                                                                                                            excess of:
Balanced Fund                                                                              0.90%                   0.15%
Growth Stock Fund                                                                          0.95%                   0.15%
Federal Securities Fund                                                                    0.90%                   0.20%

           These arrangements may be terminated by Stein Roe and LFD at any time.

           Prior to May 1, 2001, Stein Roe contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:

Fund                                                    Expenses Exceeding
----                                                    ------------------
Small Company Growth Fund                               0.80% of average net assets
Growth Stock Fund                                       0.80% of average net assets
Balanced Fund                                           0.75% of average net assets
Federal Securities Fund                                 0.70% of average net assets
Money Market Fund                                       0.65% of average net assets

           Prior to May 1, 2001, LFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum:


                                                                                                                Reimburse
                                                                                         Class B            distribution fee in
Fund:                                                                                  expense limit:           excess of:
Balanced Fund                                                                              0.90%                   0.15%
Growth Stock Fund                                                                          0.95%                   0.15%

FEES OR EXPENSES WAIVED OR BORNE BY STEIN ROE OR LFD:

           During each year in the three-year period ended December 31, 2001, the following fees or expenses were waived or borne by Stein Roe or LFD:

Fund:                                                   2001                2000                1999
-----                                                   ----                ----                ----
Small Company Growth Fund                             $34,910                ---                 ---
Growth Stock Fund                                       15,581               ---                 ---
Balanced Fund                                           19,770             $1,228                ---
Federal Securities Fund                                 10,581               ---                 ---

SALES-RELATED EXPENSES:

           Sales-related expenses of LFD relating to each of the Funds' Class B shares for the year ended December 31, 2001 were as follows (dollars in thousands):

                                                                                    Small
                                                                                    Company          Growth
                                                                                    Growth            Stock             Balanced
                                                                                     Fund             Fund                Fund
                                                                                     ----             ----                ----

Fees to Financial Service Firms (FSFs)                                                (j)               $62               $67
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                           $0                 79               149
Allocated travel, entertainment and other promotional
  expenses (including advertising)                                                     0                 45                85

(j)        Rounds to less than one.

                                                                                    Federal
                                                                                   Securities
                                                                                     Fund
                                                                                     ----
Fees to FSFs                                                                          $56
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                             0
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                                                      0

                                  UNDERWRITERS

           LFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. LFD is a subsidiary of Colonial. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under Expense Limitation. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

           The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

           The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

                                 CODE OF ETHICS

           The Funds, Stein Roe, LFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    CUSTODIAN

           State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

           With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

           The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS

           Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

           Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

           Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

           It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

           Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

           Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. (ATI). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

           CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

           Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

           The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Stein Roe's expenses.

           Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

           Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

           Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

           Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

           Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools -- other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

           Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

           Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash (hard dollars) value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

           The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

           In certain cases, Stein Roe may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

           Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

           In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

           As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Conduct Rules of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of net price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing the Funds an amount in respect of each Fund's assets allocable to that Fund's shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

           In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

           Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

           The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

           The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

           With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

           The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Growth Stock Fund and Balanced Fund during the three fiscal years ended December 31, 2001. Money Market Fund did not pay commissions on any of its transactions during the three fiscal years ended December 31, 2001.


                                                                                                       SMALL
                                                                    FEDERAL                           COMPANY
                                                                  SECURITIES         GROWTH            GROWTH             BALANCED
                                                                     FUND           STOCK FUND          FUND                FUND
                                                                    -------       -------------       -----------       -----------
Total amount of brokerage commissions paid during
  fiscal year ended 12/31/01                                        $ 1,887       $     363,809       $   144,333       $   282,984
Total amount of directed transactions paid during
  fiscal year ended 12/31/01                                              0          64,390,232           761,325        17,679,977
Total amount of commissions on directed transactions paid during
  fiscal year ended 12/31/01                                              0              79,750             3,825            21,412
Total amount of brokerage commissions paid during
  fiscal year ended 12/31/01 to AlphaTrade Inc.                           0               3,720             2,541            10,759
  (% of total commission paid)                                           (1%)                (2%)              (4%)

Total amount of brokerage commissions paid during
  fiscal year ended 12/31/00                                        $   463       $     321,881       $   129,992       $   122,288
Total amount of directed transactions paid during
  fiscal year ended 12/31/00                                            166         102,477,606         1,873,743         4,759,691
Total amount of commissions on directed transactions paid during
  fiscal year ended 12/31/00                                              0              94,650             3,385             4,519
Total amount of brokerage commissions paid during
  fiscal year ended 12/31/00 to AlphaTrade Inc.                           0              11,364               630             7,667
  (% of total commission paid)                                           (4%)                (0%)              (6%)

                                                                                                       SMALL
                                                                    FEDERAL                           COMPANY
                                                                  SECURITIES         GROWTH            GROWTH             BALANCED
                                                                     FUND           STOCK FUND          FUND                FUND
                                                                    -------       -------------       -----------       -----------

Total amount of brokerage commissions paid during
  fiscal year ended 12/31/99                                         $0          $    313,982         $    189,736     $    251,359
Total amount of directed transactions paid during
  fiscal year ended 12/31/99                                          0           115,483,614          137,410,527      617,975,254
Total amount of commissions on directed transactions
  paid during fiscal year ended 12/31/99                              0               176,705              127,859          191,996


* The Funds were not able to trade through ATI prior to 2000.

                                 NET ASSET VALUE

           The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

           The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

           The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

           Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

           Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

           Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

           Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

           The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

           The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

           To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

           It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

           The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                             INVESTMENT PERFORMANCE

           Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

           The yields are then computed as follows:

                     Net Change in Account Value            365
Current Yield   =    ---------------------------     x     -----
                       Beginning Account Value               7


                  [1 + Net Change in Account Value](to the power of (365/7)) Effective Yield = -------------------------------------------------------- - 1
                                  Beginning Account Value


           For example, the yields of Money Market Fund for the seven-day period ended December 31, 2000, were:


                           $.000312708                365
Current Yield   =   ---------------------------  x   -----   =   1.63%
                               $1.00                   7


                        [1 + $.000312708](to the power of (365/7))
Effective Yield    =    ------------------------------------------  - 1 = 1.64%
                                           $1.00

           In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

           Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

           Average Annual Total Return is computed as follows:

                                  ERV = P(1+T)(to the power of n)

        Where:            P    =   a hypothetical initial payment of $1,000
                          T    =   average annual total return
                          n    =   number of years
                          ERV  =   ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

           For example, for a $1,000 investment in the Funds' Class A and Class B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                           Ending             Ending
                                         Redeemable          Redeemable
                                            Value             Value
Fund                                       Class A           Class B
----                                       -------           -------
Small Company Growth Fund                  $  900            $  896
Growth Stock Fund                             754               752
Balanced Fund                                 908               906
Federal Securities Fund                     1,070             1,069
Money Market Fund                           1,036               N/A

           The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                Small Company Growth Fund
                -------------------------

             1 Year        5 Years     10 Years
             ------        -------     --------
Class A      -10.03%         2.36%      9.62%
Class B      -10.38%         2.25%(k)   9.56%(k)

                   Growth Stock Fund
                   -----------------

             1 Year        5 Years     10 Years
             ------        -------     --------
Class A      -24.64%         8.97%     10.40%
Class B      -24.80%         8.89%(k)  10.36%(k)

                     Balanced Fund
                     -------------

             1 Year        5 Years     10 Years
             ------        -------     --------
Class A      -9.19%        5.86%      8.18%
Class B      -9.39%        5.79%(k)   8.14%(k)

                  Federal Securities Fund
                  -----------------------

             1 Year     5 Years    10 Years
             ------     -------    --------
Class A      7.03%      6.90%      6.49%
Class B      6.86%      6.77%(k)   6.42%(k)

                  Money Market Fund
                  -----------------

             1 Year     5 Years    10 Years
             ------     -------    --------
Class A      3.64%      4.95%      4.53%

(k) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

           The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

           In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                               RECORD SHAREHOLDERS

           All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).

           As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

SMALL COMPANY GROWTH FUND

Class A

Keyport Life Insurance Company                                            11.56%
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                            75.80%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                     100.00%
One Financial Center
Boston, MA 02111

GROWTH STOCK FUND

Class A

Independence Life and Annuity Company                                     16.34%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                            36.72%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                            38.37%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                     5.01%
125 High Street
Boston, MA  02110

Class B

Keyport Life Insurance Company                                            81.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                    18.41%
125 High Street
Boston, MA 02110

BALANCED FUND

Class A

Independence Life and Annuity Company                                      9.27%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                            40.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                            39.81%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                            88.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                    11.38%
125 High Street
Boston, MA 02110

FEDERAL SECURITIES FUND

Class A

Independence Life and Annuity Company                                     18.82%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                            50.27%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                            22.39%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                            83.82%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                    16.18%
125 High Street
Boston, MA 02110

MONEY MARKET FUND

Class A

Keyport Life Insurance Company                                            62.66%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                            19.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                                    11.39%
125 High Street
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

           The independent accountants for the Funds are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent accountants appearing in the December 31, 2001, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

           Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

           Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

           Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

           The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

           Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

           The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

           Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES

           A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

           The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

           Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

           A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

           Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

           GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

           The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

           The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

           The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1. Certificates may be issued at a premium or discount, rather than at par;

2. After issuance, Certificates may trade in the secondary market at a premium or discount;

3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

           Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

           The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

           Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

           When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

           Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

           Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

           The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

           The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

           The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

           FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

           FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

           To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

           A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

           A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

           It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

           The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

           The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

           Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

           The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS)

           A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

           Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

           Balanced Fund may invest in Equipment Trust Certificates.

           Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

           Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

           Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

           Balanced Fund may invest in Convertible Securities.

           By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

           Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

OPTIONS

           A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

           An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

           A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

           If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

           Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

           A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

           A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

           Risks Associated with Options

           There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

           There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

           If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

           A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

           A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

           To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

           A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

           The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

--------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

           When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

           The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

           Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

           Risks Associated with Futures

           There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

           Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

           There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

           A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

           When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

           A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

           In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

           If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

--------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

           If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

           Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

           If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

           A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

           For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

           If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

---------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

           In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

WARRANTS

           Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

           Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

           When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

           Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

           Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

PART C.  OTHER INFORMATION

Item 15.       INDEMNIFICATION

               Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (1)(a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

               Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Item 16.  EXHIBITS:

     (1)(a) Amended and Restated Agreement and Declaration of Trust dated May 22, 2000(5)

     (2)(a)         By-Laws as amended and Restated through October 5, 1988(1)

     (2)(b)         Amendment to the By-laws dated February 8, 2000(4)

     (2)(c)         Amendment to the By-laws dated September 28, 2000(6)

     (2)(d)         Amendment to the By-laws dated June 20, 2001(7)

     (3)            None

     (4)(a) Form of Agreement and Plan of Reorganization among Liberty Federal Securities Fund, Variable Series, Galaxy VIP Quality Plus Bond Fund and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

     (4)(b) Form of Agreement and Plan of Reorganization among Stein Roe Balanced Fund, Variable Series, Galaxy VIP Asset Allocation Fund and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

     (4)(c)         Form of Agreement and Plan of Reorganization among Stein Roe

                    Small Company Growth Fund, Variable Series, Galaxy VIP Small Company Growth Fund and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

     (4)(d) Form of Agreement and Plan of Reorganization among Stein Roe Money Market Fund, Variable Series, Galaxy VIP Money Market Fund and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

     (5) Article IV, Paragraph D; Article V; Article VI, Section II, Paragraph 2.06; Article VIII, Paragraph A; Article X, Paragraph D; and Article XII of the Agreement and Declaration of Trust, as amended, and Article VII, Section 7.01,7.03 and Article IX Section 9.01 and 9.02 of the By-Laws, as amended, each define the rights of shareholders

     (6)(a) Fund Advisory Agreement, dated as of November 1, 2001, between the Trust on behalf of the Funds and Stein Roe & Farnham Incorporated (Stein Roe)(7)

     (6)(b) Sub-Advisory Agreement dated January 1, 2002 between the Trust, on behalf of SRBF, Stein Roe and Nordea Investment Management North America, Inc.(Nordea)(7)

     (7)(a) Underwriting Agreement between the Trust and Liberty Funds Distributor, Inc. dated April 23, 1999, as amended August 3, 1999(4)

     (7)(b) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. dated June 1, 2000 (5)

     (7)(c) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company (2)

     (7)(d) Participation Agreement dated as of April 15, 1994 among the Trust, Transamerica Occidental Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

     (7)(e) Participation Agreement dated as of December 1, 1994 among the Trust, First Transamerica Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

     (7)(f) Participation Agreement dated May 8, 1998 among the Trust, Keyport Benefit Life Insurance Company, and Keyport Financial Services Corp.(2)

     (7)(g) Amended and Restated Participation Agreement dated April 3, 1998 among the Trust, Keyport Life Insurance Company and Keyport Financial Services Corp (1)

     (8)            Not Applicable

     (9) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

     (10)(a)        Rule 12b-1 Distribution Plan dated June 1, 2000 (5)

     (10)(b)        Rule 12b-1 Inter-Distributor Agreement dated June 1, 2000
                    (5)

     (10)(c)        Plan pursuant to Rule 18f-3(d) dated June 1, 2000 (5)


     (11)(a) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Quality Plus Bond Fund (8)



     (11)(b) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Asset Allocation Fund (8)



     (11)(c) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Galaxy VIP Small Company Growth
                    Fund (8)



     (11)(d) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Money Market Fund (8)



     (12)(a) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Quality Plus Bond Fund (8)



     (12)(b) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Asset Allocation Fund (8)



     (12)(c) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Small Company Growth Fund (8)



     (12)(d) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Money Market Fund (8)


     (13)           Not Applicable


     (14)(a)        Consent of Independent Accountants (PWC) (8)



     (14)(b)        Consent of Independent Auditors (E&Y) (8)


     (15)           Not Applicable

     (16) Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville
                    - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

     (17)(a) Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of the Funds, and Stein Roe (2)

     (17)(b) Joinder and Release Agreement with respect to Transfer Agency Agreement dated as of November 3, 1998 among the Trust, Liberty Funds Services, Inc., and SteinRoe Services Inc.(3)

     (17)(c) Amended and Restated Accounting and Bookkeeping Agreement dated as of August 3, 1999 between the Trust, on behalf of each of its Funds, and Stein Roe (4)

     (17)(d) Amendment to Amended and Restated Accounting and Bookkeeping Agreement dated as of July 1, 2001 (7)

     (17)(e) Code of Ethics of Stein Roe, the Funds and Liberty Funds Distributor, Inc. effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

     (17)(f)        Code of Ethics of Nordea (6)


     (17)(g) Form of Proxy Card and Voting Instruction Card of Galaxy VIP Quality Plus Bond Fund (8)



     (17)(h) Form of Proxy Card and Voting Instruction Card of Galaxy VIP Asset Allocation Fund (8)



     (17)(i) Form of Proxy Card and Voting Instruction Card of Galaxy VIP Small Company Growth Fund (8)



     (17)(j) Form of Proxy Card and Voting Instruction Card of Galaxy VIP Money Market Fund (8)


     (17)(k) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration Statement:

      The Prospectus of Galaxy VIP Fund with respect to Galaxy VIP Quality Plus Bond Fund, Galaxy VIP Asset Allocation Fund, Galaxy VIP Small Company Growth Fund and Galaxy VIP Money Market Fund dated April 30, 2002 - 0000912057-02-017450

                 As supplemented on July 16, 2002 - 0000912057-02-027571

                 As supplemented on November 5, 2002 - 0000912057-02-040977




      The Statement of Additional Information of Galaxy VIP Fund with respect to Galaxy VIP Quality Plus Bond Fund, Galaxy VIP Asset Allocation Fund, Galaxy VIP Small Company Growth Fund and Galaxy VIP Money Market Fund dated April 30, 2002 - 0000912057-02-017450

      The Statement of Additional Information of SteinRoe Variable Investment Trust with respect to Liberty Federal Securities Fund, Variable Series, Stein Roe Balanced Fund, Variable Series, Stein Roe Small Company Growth Fund, Variable Series and Stein Roe Money Market Fund, Variable Series dated May 1, 2002 - 0000021847-02-000126

      The Report of Independent Auditors and financial statements included in the December 31, 2001 Annual Report to Variable Annuity Policyholders of the Galaxy VIP Fund with respect to Galaxy VIP Quality Plus Bond Fund, Galaxy VIP Asset Allocation Fund, Galaxy VIP Small Company Growth Fund and Galaxy VIP Money Market Fund - 0000935069-02-000092 and 0000935069-02-000091

      The financial statements included in the Galaxy VIP Fund's Semi-Annual Report to Variable Annuity Policyholders dated June 30, 2002 with respect to Galaxy VIP Quality Plus Bond Fund, Galaxy VIP Asset Allocation Fund, Galaxy VIP Small Company Growth Fund and Galaxy VIP Money Market Fund - 0000935069-02-000900 and 0000935069-02-000899 and 0000935069-02-000898

      The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

      The Report of Independent Accountants and financial statements included in the December 31, 2001 Annual Report to Shareholders of SteinRoe Variable Investment Trust with respect to Liberty Federal Securities Fund, Variable Series, Stein Roe Balanced Fund, Variable Series, Stein Roe Small Company Growth Fund, Variable Series and Stein Roe Money Market Fund, Variable Series - 0000950135-02-001257 and 0000950135-02-001259

      The financial statements included in the SteinRoe Variable Investment Trust's Semi-Annual Report to Shareholders dated June 30, 2002 with respect to Liberty Federal Securities Fund, Variable Series, Stein Roe Balanced Fund, Variable Series, Stein Roe Small Company Growth Fund, Variable Series and Stein Roe Money Market Fund, Variable Series - 0000912057-02-036241 and 0000912057-02-036242

       *       Filed herewith

      (1) Incorporated by Reference to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A on or about April 28, 1998.

      (2) Incorporated by Reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-1A on or about May 27, 1998.

      (3) Incorporated by Reference to Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A on or about April 29, 1999.

      (4) Incorporated by Reference to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A on or about March 31, 2000.

      (5) Incorporated by Reference to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A on or about June 1, 2000.

      (6) Incorporated by Reference to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A on or about April 16, 2001.

      (7) Incorporated by Reference to Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A on or about April 30, 2002.


      (8) Incorporated by reference to the Registrant's Registration Statement on Form N-14 (File No. 333-101249) filed on November 15, 2002.

Item 17.       Undertakings

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, SteinRoe Variable Investment Trust, in the City of Boston and The Commonwealth of Massachusetts on this 30th day of December, 2002.



                                         STEINROE VARIABLE INVESTMENT TRUST



                                         By: /s/ KEITH T. BANKS
                                            -----------------------------------
                                            Keith T. Banks
                                            President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.



SIGNATURES                              TITLE                            DATE
----------                              -----                            ----


/s/ KEITH T. BANKS                      President (Principal      December 30, 2002
-------------------------------         Executive Officer)
    Keith T. Banks


/s/ J. KEVIN CONNAUGHTON                Treasurer (Principal      December 30, 2002
-------------------------------         Financial Officer)
    J. Kevin Connaughton


/s/ VICKI L. BENJAMIN                   Controller and Chief      December 30, 2002
-------------------------------         Accounting Officer
    Vicki L. Benjamin                   (Principal Accounting
                                        Officer)

DOUGLAS A. HACKER*                      Trustee
-------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                   Trustee
-------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                       Trustee
-------------------------------
Richard W. Lowry


SALVATORE MACERA*                       Trustee
-------------------------------
Salvatore Macera


WILLIAM E. MAYER*                       Trustee
-------------------------------
William E. Mayer


DR. CHARLES R. NELSON*                  Trustee            /s/ RUSSELL L. KANE
-------------------------------                            ---------------------
Dr. Charles R. Nelson                                      Russell L. Kane
                                                           Attorney-in-fact
                                                           December 30, 2002

JOHN J. NEUHAUSER*                      Trustee
-------------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                      Trustee
-------------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                      Trustee
-------------------------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                     Trustee
-------------------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                      Trustee
-------------------------------
Anne-Lee Verville

                                    EXHIBITS


None.